As filed with the Securities and Exchange Commission on February 28, 2002


                        Securities Act File No. 333-69517

                  Investment Company Act File Act No. 811-9169

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                      |_|
                        POST-EFFECTIVE AMENDMENT NO. 11                     |X|

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                                AMENDMENT NO. 11

                        (Check appropriate box or boxes)

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

               (Exact Name of Registrant as Specified in Charter)

                          Harborside Financial Center
                                  3200 Plaza 5
                             Jersey City, NJ 07311

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                          Harborside Financial Center
                                  3200 Plaza 5
                             Jersey City, NJ 07311

                    (Name and Address for Agent for Service)

                                    Copy to:

                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

     |X|  immediately upon filing pursuant to paragraph(b)

     | |  on (date) pursuant to paragraph(b)

     |_|  60 days after filing pursuant to paragraph(a)(1)


     | |  on (date) pursuant to paragraph(a)(1)

     |_|  75 days after filing pursuant to paragraph(a)(2)

     |_|  on (date) pursuant to paragraph(a)(2) of Rule 485.

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUNAMERICA

                          THE RETIREMENT SPECIALIST
                          STRATEGIC INVESTMENT SERIES

                          PROSPECTUS 2003


                                                                  AIG SunAmerica
                                                                    Mutual Funds

February 28, 2003                                                     PROSPECTUS


                SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)


                         SUNAMERICA BIOTECH/HEALTH FUND
                         TAX MANAGED EQUITY FUND
                         SUNAMERICA STOCK INDEX FUND
                         SUNAMERICA SCIENCE & TECHNOLOGY FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND HIGHLIGHTS ............................................................  2

SHAREHOLDER ACCOUNT INFORMATION ............................................ 15


MORE INFORMATION ABOUT THE FUNDS ........................................... 24

            FUND INVESTMENT STRATEGIES ..................................... 24

            GLOSSARY ....................................................... 26


            INVESTMENT TERMINOLOGY ......................................... 26

            RISK TERMINOLOGY ............................................... 26


FUND MANAGEMENT ............................................................ 28

FINANCIAL HIGHLIGHTS ....................................................... 30

FUND HIGHLIGHTS

Q&A

When deemed appropriate by an Adviser, a Fund may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A "GROWTH" ORIENTED philosophy --that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

An "INDEX" fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 26.

The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the Company's separate Funds and about their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," on pages 24 and 25 and the glossary that follows on pages 26 and 27.


Q: WHAT ARE THE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?
A:


                                                PRINCIPAL
                        INVESTMENT              INVESTMENT          PRINCIPAL INVESTMENT
FUND                      GOAL                   STRATEGY               TECHNIQUES
----                      ----                   --------               ----------
SUNAMERICA BIOTECH/     long-term                 growth              active trading of equity securities of
HEALTH FUND*            growth of capital                             companies principally engaged in
                                                                      biotechnology or healthcare, without
                                                                      regard to market capitalization. Under
                                                                      normal market conditions invests at
                                                                      least 80% of the Fund's net assets, plus
                                                                      any borrowing for investment purposes,
                                                                      in such securities.

TAX MANAGED             high total return         growth              active trading of equity securities of
EQUITY FUND             while minimizing          and value           large and medium-sized U.S. companies
                        the impact of                                 while attempting to minimize capital
                        capital gains                                 gains distributions to shareholders.
                                                                      Under normal market conditions invests
                                                                      at least 80% of the Fund's net assets,
                                                                      plus any borrowing for investment
                                                                      purposes, in equity securities.
                                                                      invests in equity securities
SUNAMERICA STOCK        returns that are          index               of companies included in the
INDEX FUND              similar to the total                          S&P 500 Index
                        return of the
                        S&P 500 Index


SUNAMERICA SCIENCE      long-term growth          growth              active trading of equity securities of
& TECHNOLOGY FUND       of capital                                    companies expected to benefit from the
                                                                      development, advancement and application
                                                                      of science and technology, without
                                                                      regard to market capitalization. Under
                                                                      normal market conditions invests at
                                                                      least 80% of the Fund's net assets, plus
                                                                      any borrowing for investment purposes,
                                                                      in such securities.

* Formerly called the SunAmerica Biotech/Health 30 Fund.

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA BIOTECH/HEALTH FUND'S TECHNIQUES

The Fund primarily invests in biotechnology companies and healthcare companies. Biotechnology companies are those principally engaged in the research, development, manufacture, distribution or application of biotechnological products, services or processes, as well as companies believed to benefit significantly from scientific and technological advances in biotechnology. This may include companies involved in such areas as pharmaceuticals, chemicals, medical/surgical, human healthcare, agricultural and veterinary applications, and genetic engineering. Healthcare companies are those principally engaged in research, development, ownership and/or operation of healthcare facilities, franchises or practices, or in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. The relative size of the Fund's investments in biotechnology companies and healthcare companies will vary from time to time. The Fund will invest in 30 to 50 securities, with the number of holdings varying from time to time. The Fund may invest in additional financial instruments for cash management or hedging purposes.


ADDITIONAL INFORMATION ABOUT THE TAX MANAGED EQUITY FUND'S TECHNIQUES

The Tax Managed Equity Fund invests primarily in large and medium-sized U.S. companies (based on market capitalization) which the Fund selects to achieve a blend of growth companies, value companies and companies that have elements of growth and value. The Fund's industry weightings are similar to those of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index or the Index). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

The Tax Managed Equity Fund attempts to invest in a tax aware manner. This is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the Fund sells securities when the anticipated total return benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized on one security by selling another security at a capital loss. You should realize, however, that the Fund's tax aware strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund, which ultimately will be distributed to you, or affect your potential tax liability if you sell or exchange shares of the Fund. The Fund might not be an appropriate investment for a tax-deferred or tax-exempt investor.

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA STOCK INDEX FUND'S TECHNIQUES

The Fund substantially invests in equity securities of companies included in the S&P 500 Index, which is composed of 500 common stocks chosen by Standard & Poor's Corporation ("S&P"). The S&P 500 Index approximates the general distribution of industries in the U.S. economy and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market. The Subadviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. In the alternative, the Subadviser may invest in a sampling of index stocks by utilizing a statistical technique known as "optimization." See "More Information About the Funds--Risk Terminology."

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA SCIENCE & TECHNOLOGY FUND'S TECHNIQUES The Fund primarily invests in science and technology companies. Science and technology companies are those expected to benefit from the development, advancement and application of science and technology. This may include companies involved in such areas as electronics (including hardware, software and components), communications, e-commerce (companies doing business through the Internet), information services, media, life sciences and healthcare, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments in companies expected to benefit from technological advances may include companies not directly involved in research and development. Holdings can range from small unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. The relative size of the Fund's investments within these industries will vary from time to time, and at times any one of these industries may not be represented in the Fund's holdings.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


A: The following section describes the principal risks of the Funds, while the chart on pages 24 and 25 describes various additional risks.


RISKS APPLICABLE TO ALL FUNDS

RISKS OF INVESTING IN EQUITY SECURITIES

Each Fund invests primarily in equity securities. As with any equity fund, the value of your investment in a Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform poorly under circumstances in which "value" stocks in general have continued to rise. In addition, individual stocks selected for a Fund may underperform the market generally.

ADDITIONAL PRINCIPAL RISKS


Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

FUND HIGHLIGHTS


ADDITIONAL RISKS OF SUNAMERICA BIOTECH/HEALTH FUND


RISKS OF NON-DIVERSIFICATION

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

RISKS OF INVESTING IN BIOTECHNOLOGY COMPANIES AND HEALTHCARE COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Both biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare companies.


ADDITIONAL RISKS OF SUNAMERICA BIOTECH/HEALTH FUND, TAX MANAGED EQUITY FUND AND SUNAMERICA SCIENCE & TECHNOLOGY FUND


RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as those of larger companies.

ADDITIONAL RISKS OF TAX MANAGED EQUITY FUND

RISKS OF TAX MANAGED INVESTING

Seeking to maximize after-tax returns may require trade-offs that affect pre-tax returns.

ADDITIONAL RISKS OF SUNAMERICA SCIENCE & TECHNOLOGY FUND

RISKS OF INVESTING IN SCIENCE AND TECHNOLOGY COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. The level of risk will rise to the extent that the Fund has significant exposure to smaller, unseasoned and newly public companies. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in science and/or technology companies.

ADDITIONAL RISKS OF SUNAMERICA STOCK INDEX FUND

RISKS OF INDEX TRACKING VARIATIONS

Index funds generally try to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and investment overhead as part of its normal operations. An index is an unmanaged group of securities, so it does not have these expenses. The factors that cause an index fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an index fund can track its target index.


RISKS OF INDEX MANAGING

INDEX RISK: An index fund is managed to an index. Therefore, the Fund's performance will be closely tied to the index. If the index goes down, it is likely that the Fund's performance will also go down. Such a Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular security, company or industry.

Q: HOW HAVE THE FUNDS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA BIOTECH/HEALTH FUND  (CLASS A)


[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]

                    2001 ............     -9.18%
                    2002 ............    -36.47%


During the 2-year period shown in the bar chart, the highest return for a quarter was 18.31% (quarter ended June 30, 2001) and the lowest return for a quarter was -24.63% (quarter ended June 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                          Past One    Since
                                                            Year    Inception***
SunAmerica Biotech/Health Fund*
Returns Before Taxes                            Class A   -40.11%    -19.05%
                                                Class B   -39.38%    -18.62%
                                                Class II  -38.09%    -17.97%
Return After Taxes on Distributions (Class A)             -40.11%    -19.57%
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                               -24.63%    -14.83%
AMEX Biotechnology Index**                                -41.74%    -19.32%
Morningstar Specialty-Health Category****                 -29.35%    -14.88%

       * Includes sales charges.

      ** The AMEX Biotechnology Index is designed to measure the performance of a cross-section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Previously, the Fund used the JP Morgan H&Q Healthcare Sector Index as its benchmark. The Fund will use the AMEX Biotechnology Index going forward due to the fact that the JPMorgan H&Q Healthcare Sector Index no longer exists.

     *** Class A, B and II shares commenced offering on June 14, 2000.

    **** Developed by Morningstar, the Morningstar Specialty-Health Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

       + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

FUND HIGHLIGHTS


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


TAX MANAGED EQUITY FUND  (CLASS A)

[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]

                    2000 ............     -7.51%
                    2001 ............    -10.80%
                    2002 ............    -25.38%


During the 3-year period shown in the bar chart, the highest return for a quarter was 10.41% (quarter ended December 31, 2001) and the lowest return for a quarter was -17.44% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year
ended December 31, 2002)



                                                            Past One    Return Since
                                                              Year      Inception***
Tax Managed Equity Fund*
Returns Before Taxes                             Class A    -29.66%        -9.77%
                                                 Class B    -28.90%        -9.71%
                                                 Class II   -27.46%        -9.21%
Return After Taxes on Distributions (Class A)               -29.66%        -9.77%
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                                 -18.21%        -7.57%
S&P500 Index**                                              -22.10%        -7.28%
Morningstar Large Blend Category****                        -22.06%        -6.43%


    * Includes sales charges.

   ** The S&P 500(R) is the Standard &Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Class A, B and II shares commenced offering on March 1, 1999.


 **** Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have porfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

    + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

SUNAMERICA STOCK INDEX FUND  (CLASS A)1

[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]

                    1999 ............     20.39%
                    2000 ............     -9.92%
                    2001 ............    -12.16%
                    2002 ............    -22.94%


During the 4-year period shown in the bar chart, the highest return for a quarter was 14.39% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.45% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)



                                                                  Past One       Class A & B Since          Class II
                                                                    Year           Inception***        Since Inception***
SunAmerica Stock Index Fund*
Returns Before Taxes                            Class A            -27.37%           -6.12%                     N/A
                                                Class B            -26.47%           -6.02%                     N/A
                                                Class II           -24.86%            N/A                    -19.87%
Return After Taxes on Distributions (Class A)                      -27.61%           -6.55%                     N/A
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                                        -16.80%           -4.94%                     N/A
S&P 500 Index**                                                    -22.10%           -3.90%                  -18.60%
Morningstar Large Blend Category****                               -22.06%           -3.40%                  -16.20%

      1 Performance information shown for periods prior to November 16, 2001 is that of the Stock Index Fund, a series of North American Funds (the "NAF Stock Index Series"), which was reorganized into the Fund on November 16, 2001 (the "Stock Index Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Stock Index Series"), which was reorganized into the NAF Stock Index Series on July 7, 2000. The Fund commenced operations upon consummation of the Stock Index Fund Reorganization. The NAF Stock Index Series and the AGSPC2 Stock Index Series each had the same investment adviser and a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the shares of the NAF Stock Index Series and AGSPC2 Stock Index Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.


       * Includes sales charges.

      ** The S&P  500(R) is the  Standard  & Poor's 500  Composite  Stock  Price
         Index, a widely recognized, unmanaged index of common stock prices.


     *** Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on July 17, 2000. On November 16, 2001, upon consummation of the Stock Index Fund Reorganization, Class C shares of the NAFStock Index Series were reorganized as Class II shares of the Fund.

    **** Developed  by  Morningstar,   the  Morningstar   Large  Blend  Category
         currently reflects a group of mutual funds that have porfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

       + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

FUND HIGHLIGHTS


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


SUNAMERICA SCIENCE & TECHNOLOGY FUND  (CLASS B)1

[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]

                    2001 ............    -39.73%
                    2002 ............    -41.00%


During the 2-year period shown in the bar chart, the highest return for a quarter was 34.20% (quarter ended December 31, 2001) and the lowest return for a quarter was -39.28% (quarter ended September 30, 2001).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)



                                                                      Past One     Class A, B & I Since   Class II Since
                                                                        Year           Inception***        Inception***
SunAmerica Science & Technology Fund*
  Returns Before Taxes                               Class A           -44.07%          -42.86%                N/A
                                                     Class B           -43.36%          -42.66%                N/A
                                                     Class II          -42.16%          N/A                 -43.61%
                                                     Class I           -40.60%          -41.56%                N/A
Return After Taxes on Distributions (Class B)                          -43.36%          -42.66%                N/A
Return After Taxes on Distributions and
  Sale of Fund Shares (Class B)+                                       -26.62%          -29.89%                N/A
S&P500 Index**                                                         -22.10%          -13.18%             -18.12%
Nasdaq 100 Index++                                                    - 37.53%         - 40.32%             -42.69%
Morningstar Specialty-Technology Category****                          -43.14%          -43.67%             -45.05%



      1 Performance information shown for periods prior to November 16, 2001 is that of the Science & Technology Fund, a series of North American Funds (the "NAF Science & Technology Series"), which was reorganized into the Fund on November 16, 2001 (the "Science & Technology Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Science & Technology Series"), which was reorganized into the NAF Science & Technology Series on July 7, 2000. The Fund commenced operations upon consummation of the Science & Technology Fund Reorganization. The NAF Science & Technology Series and the AGSPC2 Science & Technology Series each had the same investment adviser and a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the shares of the NAF Science & Technology Series and AGSPC2 Science & Technology Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.


       * Includes sales charges.

      ** The S&P  500(R) is the  Standard  & Poor's 500  Composite  Stock  Price
         Index, a widely recognized, unmanaged index of common stock prices.


     *** Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Science & Technology Fund Reorganization, Class C shares of the NAFScience & Technology Series were reorganized as Class II shares of the Fund.

    **** Developed by Morningstar, the Morningstar Specialty-Technology Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

       + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      ++ Through February 2003, the Fund used the S&P 500 Index as its benchmark index. Effective March 2003, the Fund changed its benchmark to the Nasdaq 100 Index, reflecting changes in the Fund's strategy. As a result, the Fund's performance is compared to both indexes in the table above.

         The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUND HIGHLIGHTS

Q: WHAT ARE THE FUNDS' EXPENSES?

A: THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


                                                                SUNAMERICA BIOTECH/                 TAX MANAGED EQUITY
                                                                    HEALTH FUND               FUNDSCIENCE & TECHNOLOGY FUND
                                                                   -------------              -----------------------------
                                                         CLASS A     CLASS B   CLASS II       CLASS A   CLASS B    CLASS II
                                                         ------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) .......................        5.75%     4.00%     2.00%           5.75%     4.00%     2.00%
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .........        5.75%      None     1.00%           5.75%     None      1.00%
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ........        None      4.00%     1.00%           None      4.00%     1.00%
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ................        None      None      None            None      None      None
   Redemption Fee(3) ..............................        None      None      None            None      None      None
   Exchange Fee ...................................        None      None      None            None      None      None
   Maximum Account Fee ............................        None      None      None            None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees ................................        0.75%     0.75%     0.75%           0.85%     0.85%     0.85%
   Distribution (and/or Service) (12b-1) Fees(4) ..        0.35%     1.00%     1.00%           0.35%     1.00%     1.00%
   Other Expenses .................................        0.65%     0.65%     0.66%           0.46%     0.45%     0.46%
                                                           ----      ----      ----            ----      ----      ----
Total Annual Fund Operating Expenses
  Before Expense Reimbursement ....................        1.75%     2.40%     2.41%           1.66%     2.30%     2.31%
                                                           ====      ====      ====            ====      ====      ====
Expense Reimbursement .............................        0.20%     0.20%     0.21%           0.21%     0.20%     0.21%
Net Expenses(5) ...................................        1.55%     2.20%     2.20%           1.45%     2.10%     2.10%
                                                           ====      ====      ====            ====      ====      ====


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 12 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) Through directed brokerage arrangements a portion of the Fund's expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, "Net Expenses" would have been lower by 0.01% for Class A, B, II and 0.02% for Class I.

                 SUNAMERICA
          SCIENCE & TECHNOLOGY FUND                         SUNAMERICA STOCK INDEX FUND
         ---------------------------                        ---------------------------
    CLASS A    CLASS B    CLASS II  CLASS I(6)        CLASS A   CLASS B  CLASS II   CLASS I
--------------------------------------------------------------------------------------------
   5.75%        4.00%      2.00%     None              5.75%     4.00%     2.00%     None
   5.75%        None       1.00%     None              5.75%     None      1.00%     None
   None         4.00%      1.00%     None              None      4.00%     1.00%     None
   None         None       None      None              None      None      None      None
   None         None       None      None              None      None      None      None
   None         None       None      None              None      None      None      None
   None         None       None      None              None      None      None      None
   0.90%        0.90%      0.90%     0.90%             0.27%     0.27%     0.27%     0.27%
   0.35%        1.00%      1.00%     None              0.35%     1.00%     1.00%     None
   1.63%        1.46%      2.06%     5.15%             0.80%     0.78%     1.20%     0.99%
   ----         ----       ----      -----             ----      ----      ----      ----
   2.88%        3.36%      3.96%     6.05%             1.42%     2.05%     2.47%     1.26%
   ====         ====       ====      =====             ====      ====      ====      ====
   1.38%        1.21%      1.81%     4.65%             0.67%     0.65%     1.07%     0.61%
   1.50%(7)     2.15%(7)   2.15%(7)  1.40%(7)          0.75%     1.40%     1.40%     0.65%
   ====         ====       ====      =====             ====      ====      ====      ====

FUND HIGHLIGHTS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                          1 Year    3 Years   5 Years   10 Years
                                          -----     ------    ------    -------
 SUNAMERICA BIOTECH/HEALTH FUND
 (Class A shares)                          $724     $1,036    $1,371    $2,314
 (Class B shares)*                          623        988     1,380     2,370
 (Class II shares)                          421        781     1,268     2,609

 TAX MANAGED EQUITY FUND
 (Class A shares)                          $714     $1,007    $1,322    $2,210
 (Class B shares)*                          613        958     1,329     2,265
 (Class II shares)                          411        751     1,218     2,507

 SUNAMERICA STOCK INDEX FUND
 (Class A shares)                          $647     $  801    $  968    $1,452
 (Class B shares)*                          543        743       966     1,502
 (Class II shares)                          341        539       858     1,763
 (Class I shares)                            66        208       362       810

 SUNAMERICA SCIENCE & TECHNOLOGY FUND
 (Class A shares)                          $719     $1,022    $1,346    $2,263
 (Class B shares)*                          618        973     1,354     2,318
 (Class II shares)                          416        766     1,243     2,558
 (Class I shares)                           143        443       766     1,680

If you did not redeem your shares:

                                         1 Year    3 Years   5 Years   10 Years
                                         -----     ------    ------    -------

SUNAMERICA BIOTECH/HEALTH FUND
(Class A shares)                           $724     $1,036    $1,371    $2,314
(Class B shares)*                           223        688     1,180     2,370
(Class II shares)                           321        781     1,268     2,609

TAX MANAGED EQUITY FUND
(Class A shares)                           $714     $1,007    $1,322    $2,210
(Class B shares)*                           213        658     1,129     2,265
(Class II shares)                           311        751     1,218     2,507

SUNAMERICA STOCK INDEX FUND
(Class A shares)                           $647     $  801    $  968    $1,452
(Class B shares)*                           143        443       766     1,502
(Class II shares)                           241        539       858     1,763
(Class I shares)                             66        208       362       810

SUNAMERICA SCIENCE & TECHNOLOGY FUND
(Class A shares)                           $719     $1,022    $1,346    $2,263
(Class B shares)*                           218        673     1,154     2,318
(Class II shares)                           316        766     1,243     2,558
(Class I shares)                            143        443       766     1,680

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 15. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Q: HOW HAS THE SUBADVISER TO THE TAX MANAGED EQUITY FUND PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE TAX MANAGED EQUITY FUND?

A: J.P. Morgan Investment Management, Inc., the Fund's Subadviser, has managed such accounts since 1984. Set forth below is detailed information regarding the composite performance of these accounts.

SUBADVISER'S HISTORICAL PERFORMANCE

Set forth below is historical performance data for all accounts managed by the Fund's Subadviser which have investment objectives and policies similar (although not necessarily identical) to the Fund. The Subadviser has managed the accounts using investment styles and strategies substantially similar to those employed in advising the Fund. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The Fund's performance may be higher or lower than the performance of the Subadviser's other accounts as presented below.

     We have calculated the information in the following manner:

     o We have based all the information presented below on data supplied by the Subadviser or Morningstar, Inc. ("Morningstar") which we believe is reliable.

     o All of the Subadviser's historical performance information reflects ANNUALIZED TOTAL RETURN over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for the stated period (i.e., 1, 3, 5, or 10 years) have been adjusted to reflect a rate based on one year.

     o In order to present the total return information in a consistent manner, we calculate all returns by linking quarterly total return data on a compounded basis for the relevant number of quarters and annualizing the result over the equivalent number of years.

     o The Subadviser's performance is based on composite performance information of multiple accounts calculated in accordance with
          Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Unless otherwise indicated, no one has independently verified or audited the performance data.

     o Performance figures for the Subadviser do not reflect all of the Subadviser's assets under management and do not accurately reflect the performance of all accounts managed by the Subadviser.

     o The composite performance return of the Subadviser is reduced by the highest annual investment management fee and expenses charged to any account included in the composite.

     o The private accounts contained in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

     o For each period presented, we compare the investment performance for the Subadviser to the average performance of a group of similar mutual funds tracked by Morningstar and the S&P 500 Index. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

     o    Returns are shown on a pre-tax basis.



                                                           ANNUALIZED TOTAL RETURN
                                   --------------------------------------------------------------
                                   J.P. MORGAN U.S. TAX AWARE                         S&P 500
PERIOD ENDING DECEMBER 31,              DIVERSIFIED CORE       MORNINGSTAR LARGE  COMPOSITE STOCK
2002                                    EQUITY COMPOSITE*       BLEND CATEGORY     PRICE INDEX**
                                        -----------------         -----------       ----------
1 Year ............................          -23.7%                  -22.06%           -22.10%
3 Years ...........................         -13.51%                  -13.53%           -14.55%
5 Years ...........................           0.08%                   -1.47%            -0.58%
10 Years ..........................            N/A                     7.85%             9.35%

* Returns reflect the deduction of the highest investment management fees and expenses charged for any account in the composite.

** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

FUND HIGHLIGHTS


NOTES

SUBADVISER PERFORMANCE

The Subadviser's performance is presented as a composite of multiple accounts, including mutual funds, as described above. The Fund's fees and expenses may be greater than those charged by the Subadviser. Accordingly, the Fund's actual performance results may be less.

The Subadviser's historical performance data covers 10 years and reflects the performance of the J.P Morgan U.S. Tax Aware Diversified Core Equity Composite (the "Composite") (which includes two mutual funds, including the Fund). The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by the Subadviser in managing the Fund. As of December 31, 2002, the Composite included 532 accounts with aggregate assets of $1.54 billion. The Composite returns were supplied to the Fund by the Subadviser gross of certain fees, but have been adjusted to reflect the highest applicable investment management fees and expenses charged to any account included in the Composite for the reporting period.

MORNINGSTAR LARGE BLEND CATEGORY

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Fund.

GROWTH OF A $10,000 INVESTMENT

[THE FOLLOWING DATA IS PRESENTED IN A LINE GRAPH IN THE PRINTED DOCUMENT]

               MORNINGSTAR                                J.P.
                 LARGE             S&P 500              MORGAN
                 BLEND            COMPOSITE           U.S. EQUITY
               CATEGORY          STOCK INDEX           COMPOSITE
             -------------       -----------          -----------
1991            10000.0            10000.0              10000
1992            10780.8            10761.7              10936
1993            11984.3            11846.9              12144
1994            11879.5            12003.6              12316
1995            15701.9            16514.2              16937
1996            19000.4            20305.9              20241
1997            24277.2            27080.6              26920
1998            29695.7            34819.3              35435
1999            35725.7            42144.8              43316
2000            33327.1            38307.4              41371
2001            28830.5            33754.7              36667
2002            23141              26295                27997

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

NOTE

GROWTH OF A $10,000 INVESTMENT

The "Growth of $10,000" chart reflects 10 years of performance data for the J.P. Morgan U.S. Tax Aware Diversified Core Equity Composite. The returns for the J.P. Morgan U.S. Tax Aware Diversified Core Equity Composite are net of highest applicable expense and on pre-tax basis.

SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including Class A, Class B, Class II and Class I shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

          CLASS A                 CLASS B                 CLASS II                   CLASS I
o Front-end sales          o No front-end sales     o Front-end sales           o Offered exclusively
  charges, as                charge; all your         charge, as described        to certain
  described below.           money goes to work       below.                      institutions.
  There are several          for you right away.
  ways to reduce these                              o Higher annual
  charges, also            o Higher annual            expenses than Class       o Also offered to the
  described below.           expenses than Class      A shares.                   SunAmerica
                             A shares.                                            Aggressive Growth,
o Lower annual                                      o Deferred sales              Moderate Growth and
  expenses than Class      o Deferred sales           charge on shares you        Conservative Growth
  B or Class II              charge on shares you     sell within eighteen        LifeStage Funds,
  shares.                    sell within six          months of purchase,         which are fund of
                             years of purchase,       as described below.         funds.
                             as described below.
                                                    o No conversion to          o No sales charges.
                           o Automatic conversion     Class A.
                             to Class A shares                                  o Lower annual
                             approximately eight                                  expenses than Class
                             years after                                          A, B or II Shares.
                             purchase.

                           o Purchases in an
                             amount over $500,000
                             are generally not
                             permitted; you
                             should consult with
                             your financial
                             adviser to determine
                             whether other share
                             classes are more
                             beneficial given
                             your circumstances.

CALCULATION OF SALES CHARGES
CLASS A. Sales Charges are as follows:

                                        Sales Charge       Concession to Dealers
                                   ---------------------------------------------
                                     % OF       % OF NET            % OF
                                   OFFERING      AMOUNT           OFFERING
YOUR INVESTMENT                      PRICE      INVESTED            PRICE
                                   ---------------------------------------------
Less than $50,000 .................. 5.75%        6.10%             5.00%
$50,000 but less than $100,000 ..... 4.75%        4.99%             4.00%
$100,000 but less than $250,000 .... 3.75%        3.90%             3.00%
$250,000 but less than $500,000 .... 3.00%        3.09%             2.25%
$500,000 but less than $1,000,000 .. 2.10%        2.15%             1.35%
$1,000,000 or more ................. None         None              1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

              Years after purchase       CDSC on shares being sold
              1st and 2nd year           4.00%
              3rd and 4th year           3.00%
              5th year                   2.00%
              6th year                   1.00%
              7th year and thereafter    None


If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

SHAREHOLDER ACCOUNT INFORMATION

CLASS II.  Sales Charges are as follows:

               Sales Charge                  Concession to Dealers
      ------------------------------------------------------------
         % OF              % OF NET                  % OF
       OFFERING             AMOUNT                 OFFERING
         PRICE             INVESTED                  PRICE
      ------------------------------------------------------------
         1.00%               1.01%                   1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.


If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information


o    Fund  Directors  and  other  individuals,   and  their  families,  who  are
     affiliated with a Fund or any fund distributed by AIG SunAmerica Capital Services, Inc.


o selling brokers and their employees and sales representatives and their families


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.


We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:


o    within one year of the shareholder's death or becoming legally disabled

o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

o    Fund  Directors  and  other  individuals,   and  their  families,  who  are
     affiliated with a Fund or any fund distributed by AIG Sunamerica Capital Services, Inc.


o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by AIG SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.


TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES


Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                                 ACCOUNT MAINTENANCE AND
              CLASS         DISTRIBUTION FEE           SERVICE FEE
                A                0.10%                   0.25%
                B                0.75%                   0.25%
               II                0.75%                   0.25%

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.


OPENING AN ACCOUNT (CLASSES A, B, AND II) 1.Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:

     o    non-retirement account: $500
     o    retirement account: $250
     o dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investment for a Fund is as follows:

     o    non-retirement account: $100
     o    retirement account: $25


3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 6010.


4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

SHAREHOLDER ACCOUNT INFORMATION

BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT

BY CHECK                                          ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
o Make out a check for                     o Make out a check for the investment
  the       investment                       amount payable to the specific Fund
  amount,  payable  to                       or  AIG  SunAmerica  Funds.  Shares
  the specific Fund or                       cannot   be   purchased    with   a
  AIG       SunAmerica                       SunAmerica  Money  Market  Fund  or
  Funds.   An  account                       SunAmerica  Municipal  Money Market
  cannot   be   opened                       Fund check.
  with      SunAmerica                     o Include  the stub  from  your  Fund
  Money Market Fund or                       statement or a note  specifying the
  SunAmerica Municipal                       Fund name,  your share class,  your
  Money   Market  Fund                       account  number and the  name(s) in
  check.                                     which the account is registered.

                                           o Indicate   the  Fund  and   account
o Deliver   the  check                       number in the memo  section of your
  and  your  completed                       check.
  Account  Application
  (and    Supplemental                     o Deliver  the check and your stub to
  Account Application,                       your broker or  financial  advisor,
  if   applicable)  to                       or mail them to:
  your    broker    or
  financial   advisor,                        NON-RETIREMENT ACCOUNTS:
  or mail them to:

                                              AIG SunAmerica Fund Services, Inc.
                                              c/o NFDS
    AIG SunAmerica Fund Services, Inc.        P.O. Box 219373 Kansas City,
    c/o NFDS                                  Missouri 64121
    P.O. Box 219186
    Kansas City, Missouri 64121               RETIREMENT ACCOUNTS:

                                              AIG SunAmerica Fund Services, Inc.
o All purchases must                          c/o NFDS
  be in U.S.  dollars.                        P.O. Box 219373 Kansas City,
  Cash   will  not  be                        Missouri 64121
  accepted.  A  $25.00
  fee will be  charged
  for    all    checks
  returned    due   to
  insufficient funds.


BY WIRE
--------------------------------------------------------------------------------


o  Deliver your completed  application     o Instruct  your  bank  to  wire  the
   to your broker or financial advisor       amount of your investment to:
   or fax it to  AIG  SunAmerica  Fund
   Services, Inc. at 201-324-6496.           State Street Bank & Trust Company
                                             Boston, MA
o  Obtain  your   account   number  by       ABA #0110-00028
   referring  to your  statement or by       DDA # 99029712
   calling  your  broker or  financial
   advisor or Shareholder  Services at     Specify  the Fund name,  your share
   1-800-858-8850 extension 6010.          class,  your Fund  number,  account
                                           number and the name(s) in which the
o  Instruct  your  bank  to  wire  the     account  is  registered.  Your bank
   amount of your investment to:           may charge a fee to wire funds.


    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

   Specify the Fund name,  your choice
   of  share  class,   your  new  Fund
   number and  account  number and the
   name(s)  in which  the  account  is
   registered.  Your bank may charge a
   fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

SELLING SHARES (CLASSES A, B AND II)

HOW                                          REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
--------------------------------------------------------------------------------

o Accounts of any type.                      o  Call your broker or
o Sales of any amount.                          financial advisor to
                                                place your order to
BY MAIL                                         sell shares.
--------------------------------------------------------------------------------

o Accounts of any type.                      o  Write a letter of
                                                instruction
o Include all                                   indicating the Fund
  signatures and any                            name, your share
  additional documents                          class, your account
  that may be required                          number, the name(s)
  (see next page).                              in which the account
                                                is registered and
o Mail the materials to:                        the dollar value or
                                                number of shares you
                                                wish to sell.

AIG SunAmerica Fund Services, Inc.
c/o NFDS                                     o Sales of $100,000
P.O. Box 219186 Kansas City, Missouri          or more require the
64121-9186                                     letter of
                                               instruction to have
                                               a signature
                                               guarantee.


                                             o A check will
                                               normally be mailed
                                               on the next business
                                               day to the name(s)
                                               and address in which
                                               the account is
                                               registered, or
                                               otherwise according
                                               to your letter of
                                               instruction.

BY PHONE
--------------------------------------------------------------------------------


o Most accounts.                             o Call Shareholder
                                               Services at
o Sales of less than $100,000.                 1-800-858-8850
                                               extension 6010
                                               between 8:30 a.m.
                                               and 7:00 p.m.
                                               (Eastern time) on
                                               most business days.
                                               Indicate the Fund
                                               name, the name of
                                               the person
                                               requesting the
                                               redemption, your
                                               share class, your
                                               account number, the
                                               name(s) in which the
                                               account is
                                               registered and the
                                               dollar value or
                                               number of shares you
                                               wish to sell.


                                             o A check will be
                                               mailed to the
                                               name(s) and address
                                               in which the account
                                               is registered or to
                                               a different address
                                               indicated in a
                                               written
                                               authorization
                                               previously provided
                                               to the Fund by the
                                               Shareholder(s) on
                                               the account.

BY WIRE
--------------------------------------------------------------------------------

o Request by mail to                         o Proceeds will
  sell any amount                              normally be wired on
  (accounts of any                             the next business
  type). A signature                           day. A $15 fee will
  guarantee may be                             be deducted from
  required in certain                          your account.
  circumstances.

o Request by phone to
  sell less than $100,000.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     o    your  address of record has changed  within the past 30 days

     o    you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o    a broker or securities dealer

     o    a federal savings, cooperative or other type of bank

     o    a savings and loan or other thrift institution

     o    a credit union

     o    a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)


Class I shares of the Funds are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.


TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.


EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.


CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder Services at 1-800-858-8850 extension 6010, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850 extension 6010.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o    Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o    Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SHAREHOLDER ACCOUNT INFORMATION


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. To use:


     o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o    Specify the amount(s). Each exchange must be worth at least $50.

     o    Accounts  must  be  registered  identically;   otherwise  a  signature
          guarantee will be required.


RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans, Section 529 plans, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850 extension 6074.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o    after every  transaction  that affects your account  balance (except a
          dividend   reinvestment  or  automatic   purchase  from  or  automatic
          redemption to your bank account)

     o    after any changes of name or address of the  registered  owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio.

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 6010 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class I shares are not subject to any distribution fee.


TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


By law, the Funds must withhold 30% in the year 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

MORE INFORMATION ABOUT THE FUNDS


                              FUND INVESTMENT
                                STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.


                                                           SUNAMERICA
                                                        BIOTECH/HEALTH 30                        TAX MANAGED
                                                              FUND                               EQUITY FUND
What is the Fund's investment goal?       Long-term growth of capital                    High total return while
                                                                                         minimizing the impact
                                                                                         of capital gains
------------------------------------------------------------------------------------------------------------------------------------
What principal investment strategy        Growth                                         Growth and value
does the Fund use to implement
its investment goal?
------------------------------------------------------------------------------------------------------------------------------------
What are the Fund's principal             o Invests, under normal                        o Invests, under normal market
investment techniques?                      market conditions, at least 80% of its         conditions, at least 80% of its net
                                            net assets in equity securities of company     assets in equity securities of large-cap
                                            principally engaged in biotechnology or        and mid-cap U.S. companies while
                                            healthcare, without regard to market           attempting to minimize capital gains
                                            capitalization and engages in active trading   distributions to shareholders
                                            of those securities                            and engages in active trading
                                                                                           of those securities
------------------------------------------------------------------------------------------------------------------------------------
What are the Fund's other                 o Foreign securities                           o Small-cap companies
significant (non-principal) investments?                                                 o Foreign securities
------------------------------------------------------------------------------------------------------------------------------------
What other types of securities may        o Short-term investments                       o Short-term investments
the Fund normally invest in               o Defensive investments                        o Defensive investments
as part of efficient portfolio            o Options and futures                          o Special situations
management and which may                  o Special situations
produce some income?
------------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Fund?           Principal Risks:                               Principal Risks:
                                          o Stock market volatility                      o Stock market volatility
                                          o Securities selection                         o Securities selection
                                          o Biotechnology and healthcare                 o Tax managed strategy may
                                            companies                                      affect pre-tax returns
                                          o Non-diversification                          o Small and mid market capitalization
                                          o Small and mid market capitalization

                                          Non-Principal Risks:                           Non-Principal Risks:
                                          o Foreign exposure                             o Foreign exposure
                                          o Derivatives
                                          o Hedging
------------------------------------------------------------------------------------------------------------------------------------

                 SUNAMERICA                            SUNAMERICA
                STOCK INDEX                      SCIENCE & TECHNOLOGY
                   FUND                                  FUND
    Returns that are similar to the total  Long-term growth of capital return of the S&P 500 Index

--------------------------------------------------------------------------------------------------
    Index                                  Growth


--------------------------------------------------------------------------------------------------
    o Invests in equity securities of      o Invests, under normal market conditions, at
      companies included in the              least 80% of its net assets in equity securities of
      S&P 500 Index                          companies expected to benefit from the
                                             development, advancement and application
                                             of science and technology, without regard to
                                             market capitalization and engages in
                                             active trading of those securities

--------------------------------------------------------------------------------------------------
                                           o Small-cap companies
                                           o Foreign securities (up to 30%)
--------------------------------------------------------------------------------------------------
    o Short-term investments               o Short-term investments
    o Defensive investments                o Defensive investments
    o Options and futures                  o Options and futures
                                           o Special situations


--------------------------------------------------------------------------------------------------
    Principal Risks:                       Principal Risks:
    o Stock market volatility              o Stock market volatility
    o Index tracking variations            o Securities selection
    o Index risk                           o Science and technology companies
                                           o Small and mid market capitalization



    Non-Principal Risks:                   Non-Principal Risks:
    o Derivatives                          o Foreign exposure
    o Securities selection                 o Derivatives
                                           o Hedging
--------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS

GLOSSARY

INVESTMENT TERMINOLOGY

LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

GROWTH OF CAPITAL is growth of the value of an investment.

TOTAL RETURN is achieved through both growth of capital and income.


ACTIVE TRADING means that a Fund may engage, when the Adviser or Subadviser deems appropriate, in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. In addition, because all of the Funds other than the Tax Managed Equity Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. In contrast, the Tax Managed Equity Fund attempts to invest in a tax aware manner that is designed to reduce, although not eliminate, capital gains distributions to shareholders. The Tax Managed Equity Fund does not expect turnover to be high.


EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP COMPANIES are those with market caps within the Morningstar Large-Cap category. Currently, this range is $7.8 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar Mid-Cap category. Currently, this range is between $1.3 billion and $7.8 billion.

SMALL-CAP COMPANIES are those with market caps within the Morningstar Small-Cap category. Currently, this range is $1.3 billion or less.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRs") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser or Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio.

SECURITIES SELECTION: A strategy used by the Fund, or securities selected by the Adviser or Subadviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.


BIOTECHNOLOGY AND HEALTHCARE COMPANIES: Biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Biotech/Health Fund's returns may be considerably more volatile than the returns of a fund that does not invest in biotechnology and healthcare companies.


INDEX TRACKING VARIATIONS: An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences. Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Stock Index Fund may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.


INDEX RISK: An index fund is managed to an index. Therefore, the Fund's performance will be closely tied to the index. If the index goes down, it is likely that the Fund's performance will also go down. Such a Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular security, company or industry.

NON-DIVERSIFICATION: The Biotech/Health Fund will hold thirty to fifty securities, and as such is considered to be non-diversified. As a result, the performance of the Fund may be affected more by a decline in the market price of one stock than would be the case if the Fund were more diversified.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

SCIENCE AND TECHNOLOGY COMPANIES: Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. As a result, the returns of the SunAmerica Science & Technology Fund may be considerably more volatile than the returns of a fund that does not invest in science and/or technology companies.

TAX MANAGED STRATEGY: A strategy to maximize after-tax returns may entail certain investment techniques that will affect pre-tax returns. For example, the Tax Managed Equity Fund may not sell an appreciated security to avoid recognizing a capital gain only to experience a subsequent decline in value of the security. Thus, the Fund could miss out on opportunities to sell, and, because its cash may be otherwise invested, opportunities to make new investments. Moreover, a tax managed strategy will not eliminate all capital gains. The tax managed strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund which ultimately will be distributed to you, or affect the potential tax liability if an investor sells or exchanges shares. In addition, excessive redemption activity could compromise the ability to pursue the tax managed strategy.

FUND MANAGEMENT


ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $31 billion as of December 31, 2002. SunAmerica manages the SunAmerica Biotech/Health Fund and selects the Subadviser for the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund (when the Prospectus refers to the "Adviser," it means SunAmerica or the subadviser as applicable). SunAmerica also provides various administrative services to and supervises the daily business affairs of each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, VALIC
Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Style Select Series, Inc.


For the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & technology Fund, each Fund's Subadviser is responsible for decisions to buy and sell securities for that Fund, selection of broker-dealers and negotiation of commission rates. SunAmerica may terminate the agreement with a Subadviser without shareholder approval.

SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Directors, without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with the Subadviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Subadviser changes. The order also permits a Fund to disclose to shareholders the Subadvisers' fees only in the aggregate for the Fund.


For the fiscal year ended October 31, 2002, Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund paid SunAmerica a fee equal to 0.85%, 0.75%, 0.27% and 0.90%, respectively, of average daily net assets. Payments to the Subadvisers for their services are made by SunAmerica, not by the Funds.


The Subadvisers and Portfolio Managers for the Funds are described below.

INFORMATION ABOUT THE SUBADVISERS


SUNAMERICA BIOTECH/HEALTH FUND

AIG SUNAMERICA ASSET MANAGEMENT CORP. See description above.

The portfolio manager of the Fund is Brian Clifford. Mr. Clifford joined SunAmerica in February 1998. He currently serves as portfolio manager of the SunAmerica Growth Opportunities Fund and a portion of the Focused Multi Cap Growth Portfolio of SunAmerica Style Select Series, Inc. and is a member of the SunAmerica Large-Cap Equity Team. Prior to joining SunAmerica, Mr. Clifford was a portfolio manager at Morgan Stanley Dean Witter from April 1995 to February 1998 and an equity analyst and investment management associate with Dean Witter InterCapital from October 1994 to April 1995.


TAX MANAGED EQUITY FUND


J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Subadviser to the Fund, is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2002 J.P. Morgan, together with its affiliated companies, had approximately $515 billion in assets under management.

The portfolio managers of the Fund are Terry Banet, Managing Director of J.P. Morgan, and Louise P. Sclafani, Vice President of J.P. Morgan. Ms. Banet is a senior portfolio manager for private equity and balanced accounts for J.P. Morgan's high net worth clients. In addition, Ms. Banet manages the JP Morgan Tax Aware U.S. Equity Fund. In her 18 years at J.P. Morgan, Ms. Banet has done extensive work in product development for both U.S. and international clients and was key in helping develop J.P. Morgan's Tax Aware equity process. She joined J.P. Morgan in 1985 after two years at Coopers & Lybrand. Ms. Banet earned her B.S. degree from Lehigh University and holds an M.B.A. from Wharton.


Ms. Sclafani is a portfolio manager in J.P. Morgan's Private Client Equity group. In particular, she manages tax-aware portfolios for private clients and mutual funds. She began her investment career at J.P. Morgan in equity research in 1983. She left to join Brundage, Story and Rose where she was an equity analyst and portfolio manager and returned to J.P. Morgan in 1994. Ms. Sclafani holds a B.A. from Colgate University, an M.F.S. from Yale and an M.B.A. from Pace University. She is a Chartered Financial Analyst.

SUNAMERICA STOCK INDEX FUND


AIG Global Investment Corp. ("AIGGIC"), SubAdviser to the Fund, located at 175 Water Street, New York, NY 10038, is responsible for investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. As of December 31, 2002, AIGGIC and its affiliated managers had approximately $313.2 billion under management, including $52.4 billion in assets under management of unaffiliated clients. SunAmerica, and not the Fund, compensated AIGGIC for its services.


The portfolio management team for the Fund is headed by Magali E. Azema-Barac. Ms. Azema-Barac joined AIGGIC in 2001 as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for US West Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.


Prior to November 16, 2001, the SunAmerica Stock Index Fund operated as the Stock Index Fund of the North American Funds and during that period paid its adviser 0.27% of the fund's average daily net assets.


SUNAMERICA  SCIENCE & TECHNOLOGY FUND


T. Rowe Price Associates, Inc. ("T. Rowe Price"), Subadviser to the Fund, is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2002, T. Rowe Price and its affiliates served as investment adviser to more than 80 stock, bond and money market funds, and managed approximately $140.6 billion.

The Fund is managed by an Investment Advisory Committee chaired by Michael F. Sola. Mr. Sola has day-to-day responsibility for managing the Fund and works with the committee to develop and execute the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

Prior to November 16, 2001, the SunAmerica Science & Technology Fund operated as the Science & Technology Fund of the North American Funds and during that period paid its adviser 0.90% of the fund's average daily net assets.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Funds' 12b-1 plans.


The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment  events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets for Class A, B, II and I shares.

SunAmerica, the Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

FINANCIAL HIGHLIGHTS

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.


SUNAMERICA BIOTECH/HEALTH FUND



                                           NET GAIN
                                          ON INVEST-        TOTAL      DIVIDENDS    DISTRI-
               NET ASSET                  MENTS (BOTH       FROM       FROM NET     BUTIONS                 NET ASSET
                VALUE,     NET INVEST-     REALIZED        INVEST-      INVEST-      FROM        TOTAL       VALUE,
PERIOD         BEGINNING      MENT            AND           MENT         MENT       CAPITAL     DISTRI-      END OF       TOTAL
ENDED         OF PERIOD     (LOSS)(1)     UNREALIZED)    OPERATIONS     INCOME       GAINS      BUTIONS      PERIOD     RETURN(2)
-----          --------       ----         ---------      ---------     ------      ------      ------       ------      ------
                                                                           CLASS A
                                                                           ------
6/14/00-
10/31/00(3) ... $12.50      $(0.02)          $3.48          $3.46       $--         $--         $--         $15.96        27.68%
10/31/01 ......  15.96       (0.06)          (4.32)         (4.38)       --          (0.55)      (0.55)      11.03       (27.92)
10/31/02 ......  11.03       (0.13)          (3.28)         (3.41)       --          --          --           7.62       (30.92)


                                                                           CLASS B
                                                                           ------
6/14/00-
10/31/00(3) ... $12.50      $(0.05)          $3.47          $3.42       $--         $--         $--         $15.92        27.36%
10/31/01 ......  15.92       (0.14))         (4.31)         (4.45)       --          (0.55)      (0.55)      10.92       (28.45)
10/31/02 ......  10.92       (0.19)          (3.23)         (3.42)       --          --          --           7.50       (31.32)


                                                                          CLASS II
                                                                           ------
6/14/00-
10/31/00(3) ... $12.50      $(0.05)          $3.48          $3.43       $--         $--         $--         $15.93        27.44%
10/31/01 ......  15.93       (0.14))         (4.31)         (4.45)       --          (0.55)      (0.55)      10.93       (28.43)
10/31/02 ......  10.95       (0.19)          (3.23)         (3.42)       --          --          --           7.51       (31.29)



                           RATIO OF NET
NET ASSETS     RATIO OF     INVESTMENT
  END OF       EXPENSES    INCOME (LOSS)
  PERIOD      TO AVERAGE    TO AVERAGE     PORTFOLIO
  (000'S)     NET ASSETS    NET ASSETS     TURNOVER
  ------       --------      --------       ------



 $30,489     1.55%(4)(5)(6) (0.28)%(4)(5)(6)  112%
  27,865     1.55(5)(6)     (0.50)(5)(6)      333
  16,092     1.55(5)        (1.38)(5)         340





 $23,457     2.20%(4)(5)(6) (1.08)%(4)(5)(6)  112%
  25,552     2.20(5)(6)     (1.18)(5)(6)      333
  15,757     2.20(5)        (2.03)(5)         340





 $20,386     2.20%(4)(5)(6) (1.07)%(4)(5)(6)  112%
  23,581     2.20(5)(6)     (1.17)(5)(6)      333
  12,448     2.20(5)        (2.03)(5)         340


(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include reimbursements.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Net of the following expense reimbursements (based on average net assets):


                          10/31/00(4)          10/31/01            10/31/02
                          -----------          ---------           ---------
      Class A ............. 0.49%               0.19%               0.20%
      Class B ............. 0.96                0.21                0.20
      Class II ............ 1.09                0.20                0.21



(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

TAX MANAGED EQUITY FUND

                                            NET GAIN
                                           ON INVEST-        TOTAL      DIVIDENDS     DISTRI-
                NET ASSET                  MENTS (BOTH       FROM       FROM NET      BUTIONS                NET ASSET
                 VALUE,     NET INVEST-     REALIZED        INVEST-      INVEST-       FROM        TOTAL      VALUE,
PERIOD          BEGINNING      MENT            AND           MENT         MENT        CAPITAL     DISTRI-     END OF       TOTAL
ENDED          OF PERIOD     (LOSS)(1)     UNREALIZED)    OPERATIONS     INCOME        GAINS      BUTIONS     PERIOD     RETURN(2)
-----           --------       ----         ---------      ---------     ------        -----      ------      ------      ------
                                                                               CLASS A
                                                                               ------
3/01/99-
10/31/99(3) ...... $12.50         $--         $1.15          $1.15          $--          $--         $--      $13.65       9.20%
10/31/00 .........  13.65      (0.02)          0.91           0.89           --           --          --       14.54       6.52
10/31/01 .........  14.54         --)         (3.50)         (3.50)          --           --         --        11.04     (24.07)
10/31/02 .........  11.04        0.01         (2.05)         (2.04)          --           --          --        9.00     (18.48)


                                                                               CLASS B
                                                                               ------
3/01/99-
10/31/99(3) ...... $12.50     $(0.06)         $1.14          $1.08          $--          $--         $--      $13.58       8.64%
10/31/00 .........  13.58      (0.11)          0.91           0.80           --           --          --       14.38       5.89
10/31/01 .........  14.38      (0.08)         (3.45)         (3.53)          --           --         --        10.85     (24.55)
10/31/02 .........  10.85      (0.06)         (2.00)         (2.06)          --           --          --        8.79     (18.99)


                                                                              CLASS II
                                                                               ------
3/01/99-
10/31/99(3) ...... $12.50     $(0.06)         $1.16          $1.10          $--          $--         $--      $13.60       8.80%
10/31/00 .........  13.60      (0.11)          0.91           0.80           --           --          --       14.40       5.88
10/31/01 .........  14.40      (0.08)         (3.46)         (3.54)          --           --         --        10.86     (24.58)
10/31/02 .........  10.86      (0.06)         (2.00)         (2.06)          --           --          --        8.80     (18.97)


                           RATIO OF NET
NET ASSETS     RATIO OF     INVESTMENT
  END OF       EXPENSES    INCOME (LOSS)
  PERIOD      TO AVERAGE    TO AVERAGE       PORTFOLIO
  (000'S)     NET ASSETS    NET ASSETS       TURNOVER
  ------       --------      --------         ------



   $25,067   1.45%(4)(5)(6)  (0.02)%(4)(5)(6)    9%
    38,802   1.45(5)(6)      (0.14)(5)(6)        7
    28,739   1.45(5)(6)      (0.03)(5)(6)       19
    16,587   1.45(5)          0.09(5)           16





   $27,524   2.10%(4)(5)(6)  (0.74)%(4)(5)(6)    9%
    47,972   2.10(5)(6)      (0.79)(5)(6)        7
    40,677   2.10(5)(6)      (0.68)(5)(6)       19
    25,703   2.10(5)         (0.56)(5)          16





   $27,884   2.10%(4)(5)(6)  (0.75)%(4)(5)(6)    9%
    51,348   2.10(5)(6)      (0.79)(5)(6)        7
    43,610   2.10(5)(6)      (0.68)(5)(6)       19
    26,430   2.10(5)         (0.56)(5)          16


(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Net of the following expense reimbursements (based on average net assets):


                          10/31/99(4)    10/31/00     10/31/01     10/31/02
                          -----------    ---------    ---------    ---------
       Class A ...........   1.07%         0.23%        0.15%        0.21%
       Class B ...........   0.84          0.22         0.15         0.20
       Class II ..........   0.83          0.22         0.14         0.21


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

FINANCIAL HIGHLIGHTS


SUNAMERICA STOCK INDEX FUND





                                                 NET
                                              REALIZED
                                                 AND                                   DISTRI-
                      NET           NET      UNREALIZED      TOTAL       DIVIDENDS     BUTIONS                      NET
                     ASSET        INVEST-    GAIN/(LOSS)     FROM        FROM NET       FROM                       ASSET
                    VALUE,         MENT          ON         INVEST-       INVEST-     REALIZED       TOTAL        VALUE,
PERIOD             BEGINNING      INCOME/      INVEST-       MENT          MENT        CAPITAL      DISTRI-       END OF
ENDED             OF PERIOD      (LOSS)(1)      MENTS     OPERATIONS      INCOME        GAINS       BUTIONS       PERIOD
-----              --------       -------     --------     --------      --------      ------       ------         -----

                                                                                                 CLASS A
                                                                                                 ------
11/01/98-
10/31/99(3) ........ $10.00        $0.11        $2.32         $2.43       $(0.11)   $   --           $(0.11)      $12.32
10/31/00 ...........  12.32         0.14         0.47          0.61        (0.10)       (0.08)        (0.18)       12.75
10/31/01 ...........  12.75         0.09        (3.32)        (3.23)       (0.13)       --            (0.13)        9.39
10/31/02 ...........   9.39         0.07        (1.53)        (1.46)       (0.06)       --            (0.06)        7.87

                                                                                                 CLASS B
                                                                                                 ------
11/01/98-
10/31/99(3) ........ $10.00        $0.02        $2.23         $2.25       $(0.02)    $  --           $(0.02)      $12.23
10/31/00 ...........  12.23         0.05         0.46          0.51        (0.02)       (0.08)        (0.10)       12.64
10/31/01 ...........  12.64         0.02        (3.29)        (3.27)       (0.04)       --            (0.04)        9.33
10/31/02 ...........   9.33         0.01        (1.53)        (1.52)       --           --            --            7.81

                                                                                                CLASS II*
                                                                                                 -------
7/17/00-
10/31/00(3) ........ $13.38        $0.01       $(0.83)       $(0.82)      $(0.01)    $  --           $(0.01)      $12.55
10/31/01 ...........  12.55         0.02        (3.26)        (3.24)       (0.04)       --            (0.04)        9.27
10/31/02 ...........   9.27         0.02        (1.51)        (1.49)       --           --            --            7.78


                                            RATIO
                                           OF NET
                               RATIO       INVEST-
                             OF TOTAL       MENT
                  NET        EXPENSES      INCOME
                ASSETS          TO        (LOSS) TO
                END OF        AVERAGE      AVERAGE     PORTFOLIO
    TOTAL       PERIOD          NET          NET       TURNOVER
  RETURN(2)     (000'S)       ASSETS       ASSETS        RATE
   -------       -----        -------      -------      -------




    24.36%   $ 5,634          0.82%(5)     1.08%(5)     14%
     4.91      8,543          0.78(5)      1.12(5)       2
   (25.53)     7,639          0.75(5)      0.85(5)       3
   (15.67)     7,269          0.75(5)      0.80(5)       2




    22.55%   $15,040          1.57%(5)     0.37%(5)     14%
     4.21     24,966          1.49(5)      0.42(5)       2
   (25.97)    21,905          1.38(5)      0.22(5)       3
   (16.28)    18,852          1.40(5)      0.15(5)       2




    (5.21)%    $ 500          1.35%(4)(5)  0.30%(4)(5)   2%
   (25.92)     1,385          1.39(5)      0.15(5)       3
   (16.06)     2,882          1.40(5)      0.18(5)       2


(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)  Commencement  of  operations.
(4)  Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                  10/31/99         10/31/00          10/31/01          10/31/02
                  ---------        ---------         ---------         ---------
   Class A ......    0.71%            0.34%             1.10%             0.67%
   Class B ......    0.41%            0.34%             1.11%             0.65
   Class II .....     --              0.40%(4)          1.10%             1.07

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

SUNAMERICA SCIENCE & TECHNOLOGY FUND


                                                 NET
                                              REALIZED
                                                 AND                                   DISTRI-
                      NET           NET      UNREALIZED      TOTAL       DIVIDENDS     BUTIONS                      NET
                     ASSET        INVEST-    GAIN/(LOSS)     FROM        FROM NET       FROM                       ASSET
                    VALUE,         MENT          ON         INVEST-       INVEST-     REALIZED       TOTAL        VALUE,
PERIOD             BEGINNING      INCOME/      INVEST-       MENT          MENT        CAPITAL      DISTRI-       END OF
ENDED             OF PERIOD      (LOSS)(1)      MENTS     OPERATIONS      INCOME        GAINS       BUTIONS       PERIOD
-----              --------       -------     --------     --------      --------      ------       ------         -----

                                                                                                 CLASS A
                                                                                                 ------
3/01/00-
10/31/00(3) ........ $10.00       $(0.04)      $(1.88)       $(1.92)    $  --        $  --         $  --           $8.08
10/31/01 ...........   8.08        (0.04)       (4.86)        (4.90)       --           --            --            3.18
10/31/02 ...........   3.18        (0.03)       (0.97)        (1.00)       --           --            --            2.18



                                                                                                 CLASS B
                                                                                                 ------
3/01/00-
10/31/00(3) ........ $10.00       $(0.07)      $(1.90)       $(1.97)    $  --        $  --         $  --           $8.03
10/31/01 ...........   8.03        (0.07)       (4.82)        (4.89)       --           --            --            3.14
10/31/02 ...........   3.14        (0.05)       (0.95)        (1.00)       --           --            --            2.14


                                                                                                CLASS II*
                                                                                                 -------
7/12/00-
10/31/00(3) ........ $ 8.48       $(0.03)      $(0.63)       $(0.66)    $  --        $  --         $  --           $7.82
10/31/01 ...........   7.82        (0.07)       (4.69)        (4.76)       --           --            --            3.06
10/31/02 ...........   3.06        (0.05)       (0.93)        (0.98)       --           --            --            2.08


                                                                                                 CLASS I
                                                                                                 ------
3/01/00-
10/31/00(3) ........ $10.00       $(0.03)      $(1.89)       $(1.92)    $  --        $  --         $  --           $8.08
10/31/01 ...........   8.08        (0.04)       (4.85)        (4.89)       --           --            --            3.19
10/31/02 ...........   3.19        (0.03)       (0.97)        (1.00)       --           --            --            2.19



                                           RATIO
                                          OF NET
                            RATIO         INVEST-
                          OF TOTAL         MENT
                  NET     EXPENSES        INCOME
                ASSETS       TO          (LOSS) TO
                END OF     AVERAGE        AVERAGE      PORTFOLIO
    TOTAL       PERIOD       NET            NET        TURNOVER
  RETURN(2)     (000'S)    ASSETS         ASSETS         RATE
   -------       -----     -------        -------       -------




   (19.20)%     $ 4,623    1.24%(4)(5)  (0.64)%(4)(5)    120%
   (60.64)        2,673    1.34(5)      (0.89)(5)        129
   (31.45)        2,068    1.50(5)(6)   (1.19)(5)(6)      82



   (19.70)%     $15,840    1.91%(4)(5)  (1.37)%(4)(5)    120%
   (60.90)        9,408    1.99(5)      (1.55)(5)        129
   (31.85)        6,440    2.15(5)(6)   (1.84)(5)(6)      82



    (7.78)%     $ 1,065    1.71%(4)(5)  (1.11)%(4)(5)    120%
   (60.87)          940    2.01(5)      (1.57)(5)        129
   (32.03)          574    2.15(5)(6)   (1.84)(5)(6)      82



   (19.20)%     $   539    1.20%(4)(5)  (0.48)%(4)(5)    120%
   (60.52)          821    1.28(5)      (0.85)(5)        129
   (31.35)          146    1.40(5)(6)   (1.08)(5)(6)      82



(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Net of the following expense reimbursements (based on average net assets):

                         10/31/00            10/31/01            10/31/02
                         ---------           ---------           ---------
          Class A ......   0.68%               2.10%               1.38%
          Class B ......   0.68%               2.11%               1.21
          Class II .....   0.66%               2.10%               1.81
          Class I ......   0.68%               2.10%               4.66

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01% for Class A, B, II and 0.02% for Class I.

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

FOR MORE INFORMATION

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about each Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:


AIG SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey  City, NJ 07311-4992
1-800-858-8850
www.sunamericafunds.com


or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-9169

Distributed by:


AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com

SIPRO-02/03


                                                                 AIG SunAmerica
                                                                    Mutual Funds

SunAmerica

                            THE RETIREMENT SPECIALIST


Strategic Investment Series
PROSPECTUS 2003


                                                      SUNAMERICA LIFESTAGE FUNDS

                                                         [LOGO] AIG SunAmerica
                                                                    Mutual Funds

FEBRUARY 28, 2003                                                     PROSPECTUS


SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(C)

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


FUND HIGHLIGHTS ...........................................................    2

 SHAREHOLDER ACCOUNT INFORMATION ..........................................   12

MORE INFORMATION ABOUT THE FUNDS ..........................................   20

      FUND INVESTMENT STRATEGIES ..........................................   20

      GLOSSARY ............................................................   21

            INVESTMENT TERMINOLOGY ........................................   21

            RISK TERMINOLOGY ..............................................   22

FUND MANAGEMENT ...........................................................   24

FINANCIAL HIGHLIGHTS ......................................................   25

FUND HIGHLIGHTS

Q&A


The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the SunAmerica LifeStage Funds offered by the Company and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," on page 20 and the glossary that follows on pages 21 to 23.


Q: WHAT ARE THE SUNAMERICA LIFESTAGE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:


                               SUNAMERICA                        SUNAMERICA                     SUNAMERICA
                            AGGRESSIVE GROWTH                  MODERAGE GROWTH              CONSERVATIVE GROWTH
                             LIFESTAGE FUND                    LIFESTAGE FUND                 LIFESTAGE FUND
                              -------------                     -------------                 --------------
INVESTMENT GOAL             growth of capital                 growth of capital             current income and
                                                              and current income            growth of capital,
                                                                                            with reduced volatility

PRINCIPAL                   fund of funds                     fund of funds                 fund of funds
INVESTMENT
STRATEGY

PRINCIPAL                   allocation of assets              allocation of assets          allocation of assets
INVESTMENT                  among a combination               among a combination           among a combination
TECHNIQUES                  of AIG SunAmerica                 of AIG SunAmerica             of AIG SunAmerica
                            Mutual Funds                      Mutual Funds                  Mutual Funds
                            investing in equity               investing in equity           investing in equity
                            and fixed income                  and fixed income              and fixed income
                            securities, with an               securities, with an           securities, with an
                            emphasis on funds                 emphasis on funds             emphasis on funds
                            investing in equity               investing in equity           investing in fixed
                            securities                        securities                    income securities


ADDITIONAL INFORMATION ABOUT THE INVESTMENT TECHNIQUES OF THE SUNAMERICA LIFESTAGE FUNDS

The Funds invest in a combination of SunAmerica Mutual Funds (the "Underlying Funds"). The following chart reflects the projected asset allocation ranges under normal market conditions for each Fund (as invested through the Underlying Funds).


                                   SUNAMERICA                      SUNAMERICA                      SUNAMERICA
                                AGGRESSIVE GROWTH                MODERATE GROWTH               CONSERVATIVE GROWTH
                                 LIFESTAGE FUND                  LIFESTAGE FUND                  LIFESTAGE FUND
                                  -------------                   -------------                   -------------
DOMESTIC EQUITY                      45%-85%                         30%-75%                         20%-65%
SECURITIES

FOREIGN EQUITY                       10%-35%                         7%-25%                          5%-15%
SECURITIES

BONDS                                10%-20%                         15%-45%                         25%-75%


The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Fund. The Adviser has based the target investment percentages for each Fund on the degree to which the Adviser believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The Adviser may change these asset allocation ranges from time to time.

      A "FUND OF FUNDS" strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

      "GROWTH OF CAPITAL" is growth of the value of an investment.

INFORMATION  ABOUT THE  INVESTMENT  STRATEGIES  AND TECHNIQUES OF THE UNDERLYING
FUNDS

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the Funds currently intend to invest. The Adviser may change the particular Underlying Funds from time to time:



                                           PRINCIPAL INVESTMENT                        PRINCIPAL INVESTMENT
UNDERLYING FUND                                  STRATEGY                                   TECHNIQUES
--------------                               -----------------                           -----------------
SUNAMERICA CORE                         fixed income investing                  active trading of investment-grade
BOND FUND                                                                       fixed-income securities, or in securities
                                                                                issued or guaranteed by the U.S.
                                                                                government and mortgage- backed or
                                                                                asset-backed securities without regard to
                                                                                the maturities of such securities. Under
                                                                                normal market conditions, at least 80% of
                                                                                the Fund's assets will be invested in
                                                                                bonds

SUNAMERICA HIGH YIELD                   fixed income investing                  active trading of below-
BOND FUND                                                                       investment grade U.S. and
                                                                                foreign junk bonds (rated below Baa by
                                                                                Moody's and below BBB by S&P) without
                                                                                regard to the maturities of such
                                                                                securities. For purposes of this policy,
                                                                                bonds include fixed-income securities
                                                                                other than short-term commercial paper and
                                                                                preferred stock. Under normal market
                                                                                conditions, at least 80% of the Fund's
                                                                                assets will be invested in such securities

SUNAMERICA INTERNATIONAL                international                           active trading of equity
EQUITY FUND                                                                     securities and other securities
                                                                                with equity characteristics of non-U.S.
                                                                                issuers located in at least three
                                                                                countries other than the U.S. and selected
                                                                                without regard to market capitalization.
                                                                                At least 80% of the Fund's net assets plus
                                                                                any borrowing for investment purposes will
                                                                                be invested in such securities

SUNAMERICA GROWTH                       growth                                  active trading of equity securities
OPPORTUNITIES FUND                                                              that demonstrate the potential
                                                                                for capital appreciation, issued
                                                                                generally by mid-cap companies

SUNAMERICA BLUE CHIP                    growth                                  active trading of equity securities
GROWTH FUND                                                                     of Blue Chip companies that
                                                                                demonstrate the potential for capital
                                                                                appreciation, issued by large-cap
                                                                                companies. At least 80% of the Fund's net
                                                                                assets plus any borrowing for investment
                                                                                purposes will be invested in such
                                                                                securities



A "GROWTH" ORIENTED philosophy--that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

FUND HIGHLIGHTS


SUNAMERICA GROWTH AND                   growth and value                        active trading of equity securities,
INCOME FUND                                                                     issued by companies of any size, that pay
                                                                                dividends, demonstrate the potential for
                                                                                capital appreciation and/or are believed
                                                                                to be undervalued in the market

SUNAMERICA GNMA FUND                    fixed income investing                  active trading of mortgage-backed
                                                                                securities of high credit quality
                                                                                issued or guaranteed by the Government
                                                                                National Mortgage Association (GNMA)
                                                                                without regard to the maturities of such
                                                                                securities. Under normal market
                                                                                conditions, at least 80% of the Fund's
                                                                                assets will be invested in such
                                                                                securities.

FOCUSED MULTI-CAP VALUE                 value and focus                         active trading of equity securities selected
PORTFOLIO                                                                       on the basis of value criteria, without
                                                                                regard to market capitalization

FOCUSED 2000 GROWTH                     growth and focus                        active trading of equity securities selected
PORTFOLIO                                                                       by companies with on the basis of growth
                                                                                criteria, issued characteristics similar
                                                                                to those contained in the Russell 2000
                                                                                Growth Index

SUNAMERICA NEW CENTURY                  growth                                  active trading of equity securities that
FUND                                                                            demonstrate the potential for capital
                                                                                appreciation, without regard to market
                                                                                capitalization

SUNAMERICA MONEY                        invests primarily in high-              invests in high-quality, short-term money
MARKET FUND                             quality money market                    market instruments, including
                                        instruments selected                    securities issued or guaranteed as to
                                        principally on the basis of             principal and interest by the U.S.
                                        quality and yield                       government, its agencies or
                                                                                instrumentalities, certificates of deposit,
                                                                                bankers' acceptances and time deposits;
                                                                                commercial paper and other
                                                                                short-term obligations of U.S. and
                                                                                foreign corporations; repurchase
                                                                                agreements; reverse repurchase
                                                                                agreements; and asset-backed securities

A FOCUS strategy is one in which an adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each adviser of the Focused Multi-Cap Value Portfolio will invest in up to ten securities, and the Portfolio will hold up to a total of 30 securities. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio. Each adviser of the Focused 2000 Growth Portfolio will invest in up to 20 securities and the Portfolio will hold up to a total of 60 securities.



Q:    WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SUNAMERICA LIFESTAGE
      FUNDS?


A: The following section describes the principal risks of the SunAmerica LifeStage Funds, while the chart on page 20 describes various additional risks. Each Fund is also exposed to the risks of the Underlying Funds.


RISKS APPLICABLE TO ALL FUNDS

MANAGEMENT RISKS
Each Fund is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

RISKS OF INVESTING IN EQUITY SECURITIES
Each Fund may invest significantly in Underlying Funds that invest in equity securities ("Underlying Equity Funds"), and the SunAmerica Aggressive Growth LifeStage Fund and SunAmerica Moderate Growth LifeStage Fund invest primarily in Underlying Equity Funds. While each Fund's allocation among several Underlying Equity Funds, in combination with Underlying Funds investing in bonds and other fixed income securities, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks of changing market conditions generally. Therefore, as with an investment in any equity fund, the value of your investment in a Fund may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Fund's allocation to Underlying Equity Funds increases.

RISKS OF INVESTING IN BONDS AND OTHER FIXED INCOME SECURITIES
Each Fund may invest significantly in Underlying Funds that invest in bonds and other fixed income securities ("Underlying Income Funds"), and the SunAmerica Conservative Growth LifeStage Fund invests primarily in Underlying Income Funds. While each Fund's allocation of Fund assets among several Underlying Income Funds, in combination with Underlying Equity Funds, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks to which the Underlying Income Funds are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Income Funds in which it invests, the SunAmerica Conservative Growth Fund's share price and, to a lesser extent, the SunAmerica Aggregate Growth LifeStage Fund and SunAmerica Moderate Growth LifeStage Fund's share price, can be negatively affected when interest rates rise. These risks are expected to increase as a Fund's allocation to Underlying Income Funds increases.

RISKS OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that each Fund can invest a larger portion of its assets in the stock of a single company (E.G., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, a Fund's risk is increased because the effect of each holding on the Fund's performance is greater. However, the Underlying Funds are generally diversified mutual funds.


ADDITIONAL PRINCIPAL RISKS
Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.


ADDITIONAL PRINCIPAL RISKS SPECIFIC TO SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE
FUND


RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES
The SunAmerica Aggressive Growth LifeStage Fund invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF INVESTING IN TECHNOLOGY COMPANIES
The  SunAmerica  Aggressive  Growth  LifeStage  Fund  may  at  times  invest  in
Underlying Funds that have substantial holdings in technology companies. Technology companies may react similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.

ADDITIONAL PRINCIPAL RISK SPECIFIC TO SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND RISKS OF FOREIGN EXPOSURE

The SunAmerica Aggressive Growth LifeStage Fund and the SunAmerica Moderate Growth LifeStage Fund may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.


ADDITIONAL PRINCIPAL RISK SPECIFIC TO SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND


PREPAYMENT RISKS

The SunAmerica Conservative Growth LifeStage Funds and SunAmerica Moderate Growth LifeStage Funds may invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q: HOW HAVE THE FUNDS PERFORMED HISTORICALLY?


 A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.



SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND(CLASS A)(1)

[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]


                    1999 ............     28.92%
                    2000 ............     -4.62%
                    2001 ............    -16.60%
                    2002 ............    -22.65%


During the 4-year period shown in the bar chart, the highest return for a quarter was 20.47% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.05% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                                               Return Since           Return Since
                                                                             Past One           Inception              Inception
Aggressive Growth LifeStage Fund*                                              Year         Class A, B and I***       Class II***
Returns Before Taxes                                          Class A         -27.11%             -4.72%                 N/A
                                                              Class B         -26.19%             -4.08%                 N/A
                                                             Class II         -24.63%            N/A                   -19.31%
                                                              Class I         -22.44%             -3.30%                 N/A
Return After Taxes on Distributions (Class A)                                 -27.49%             -6.84%                 N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)                                                       -16.65%             -4.01%                 N/A
S&P 500 Index(TM)**                                                           -22.10%             -3.90%               -17.93%
Aggressive Growth LifeStage Blended
Benchmark Index****                                                           -16.68%             -2.89%               -15.21%
Morningstar Mid-Cap Blend Category*****                                       -17.10%              4.44%                -9.95%


  (1) Performance information shown for periods prior to November 16, 2001 is that of the Aggressive Growth LifeStyle Fund, a series of North American Funds (the "NAF Aggressive LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Aggressive Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Aggressive LifeStyle Series"), which was reorganized into the NAF Aggressive LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Aggressive Growth LifeStage Fund Reorganization. The NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.
    *  Includes sales charges.

   ** S&P 500 Index(TM) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on August 10, 2000. On November 16, 2001, upon consummation of the Aggressive Growth LifeStage Fund Reorganization, Class C shares of the NAF Aggressive LifeStyle Series were reorganized as Class II shares of the Fund.

 **** The Aggressive Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (65%), Morgan Stanley International(R) Europe, Australasia, Far East ("MSCIEAFE") Index (25%) and Lehman Brothers Aggregate Bond Index (10%).


***** Developed by Morningstar, the Morningstar Mid-Cap Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

    + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND    (CLASS A)(1)


During the 4-year period shown in the bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 1999) and the lowest return for a quarter was -12.13% (quarter ended September 30, 2002).


[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]

                    1999 ............     18.66%
                    2000 ............     -0.62%
                    2001 ............     -9.88%
                    2002 ............    -16.58%

Average Annual Total Returns (as of the calendar year ended December 31, 2002)



                                                                                                Return Since           Return Since
                                                                             Past One             Inception              Inception
Moderate Growth LifeStage Fund *                                               Year          Class A, B and I***        Class II***
Returns Before Taxes                                         Class A          -21.39%              -2.24%                  N/A
                                                             Class B          -20.38%              -1.53%                  N/A
                                                            Class II          -18.69%                N/A                 -13.18%
                                                             Class I          -16.42%              -0.79%                  N/A
Return After Taxes on Distributions (Class A)                                 -21.87%              -4.10%                  N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)                                                       -13.13%              -2.29%                   N/A
S&P 500 Index(TM)**                                                           -22.10%              -3.90%                -18.12%
Moderate Growth LifeStage Blended
Benchmark Index****                                                           -11.23%              -0.25%                -11.07%
Morningstar Domestic Hybrid Category*****                                      -9.71%               0.69%                 -5.49%

  (1) Performance information shown for periods prior to November 16, 2001 is that of the Moderate Growth LifeStyle Fund, a series of North American Funds (the "NAF Moderate LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Moderate Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Moderate LifeStyle Series"), which was reorganized into the NAF Moderate LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Moderate Growth LifeStage Fund Reorganization. The NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

    *  Includes sales charges.
   ** S&P 500 IndexTM is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Moderate Growth LifeStage Fund Reorganization, Class C shares of the NAF Moderate LifeStyle Series were reorganized as Class II shares of the Fund.
 **** The Moderate Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (55%), MSCI EAFE Index (15%) and Lehman Brothers Aggregate Bond Index (30%).
***** Developed by Morningstar, the Morningstar Domestic Hybrid Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.
    + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

FUND HIGHLIGHTS


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.



SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND  (CLASS A)(1)


During the 4-year period shown in the bar chart, the highest return for a quarter was 10.88% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.42% (quarter ended September 30, 2002).


[THE FOLLOWING DATA IS PRESENTED IN A BAR CHART IN THE PRINTED DOCUMENT]


                    1999 ............     13.70%
                    2000 ............     -1.90%
                    2001 ............     -5.04%
                    2002 ............    -10.05%

Average Annual Total Returns (as of the calendar year ended December 31, 2002)

                                                                                               Return Since           Return Since
                                                                              Past One           Inception              Inception
Conservative Growth LifeStage Fund*                                             Year         Class A, B and I***        Class II***
Returns Before Taxes                                          Class A          -15.19%              0.07%                  N/A
                                                              Class B          -14.11%              0.74%                  N/A
                                                             Class II          -12.46%               N/A                  -7.53%
                                                              Class I           -9.85%              1.56%                  N/A
Return After Taxes on Distributions (Class A)                                  -15.98%             -1.93%                  N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)                                                         -9.33%             -0.65%                  N/A
S&P 500 Index(TM)**                                                            -22.10%             -3.90%                -18.32%
Conservative Growth LifeStage
Blended Benchmark Index****                                                     -5.46%              2.42%                 -5.68%
Morningstar Domestic Hybrid Category*****                                       -9.71%              0.69%                 -5.49%

    1 Performance information shown for periods prior to November 16, 2001 is that of the Conservative Growth LifeStyle Fund, a series of North
       American Funds (the "NAF Conservative LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Conservative Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Conservative LifeStyle Series"), which was reorganized into the NAF Conservative LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Conservative Growth LifeStage Fund Reorganization. The NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

    *  Includes sales charges.
   ** S&P 500 IndexTM is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on July 20, 2000. On November 16, 2001, upon the consummation of the Conservative Growth LifeStage Fund Reorganization, Class C shares of the NAF Conservative LifeStyle Series were reorganized as Class II shares of the Fund.
**** The Conservative Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (42%), MSCI EAFE Index (8%) and Lehman Brothers Aggregate Bond Index (50%).
***** Developed by Morningstar, the Morningstar Domestic Hybrid Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.
    + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

Q: WHAT ARE THE FUNDS' EXPENSES?

A: THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


                                                                                SUNAMERICA AGGRESSIVE GROWTH
                                                                                     LIFESTAGE FUND (9)
                                                                                     ------------------
                                                                        Class A     Class B    Class II   Class I(6)
                                                                        -------     -------    --------   ---------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load)                                               5.75%       4.00%       2.00%       None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1)                                 5.75%       None        1.00%       None
   Maximum Deferred Sales Charge (Load) (as a percentage
   of amount redeemed)(2)                                                 None        4.00%       1.00%       None
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends                                                   None        None        None        None
   Redemption Fee(3)                                                      None        None        None        None
   Exchange Fee                                                           None        None        None        None
   Maximum Account Fee                                                    None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees                                                        0.10%       0.10%       0.10%       0.10%
   Distribution and Service Maintenance Fees(4)                           0.10%       0.75%       0.75%       None
   Other Expenses(8)                                                      0.80%       0.60%       2.40%       0.56%
                                                                          ----        ----        ----        ----
Total Annual Fund Operating Expenses(5)(7)(10)                            1.00%       1.45%       3.25%       0.66%
                                                                          ----        ----        ----        ----


        SUNAMERICA MODERATE GROWTH
            LIFESTAGE FUND (9)
            ------------------
 Class A   Class B    Class II   Class I(6)
 -------   -------    --------   ---------
  5.75%     4.00%       2.00%       None

  5.75%     None        1.00%       None

   None     4.00%       1.00%       None

   None     None        None        None
   None     None        None        None
   None     None        None        None
   None     None        None        None



   0.10%    0.10%       0.10%       0.10%
   0.10%    0.75%       0.75%       None
   0.46%    0.41%       0.79%       0.30%
   ----    ------      ------      ------
   0.66%    1.26%       1.64%       0.40%
   ----    ------      ------      ------


                                                                                SUNAMERICA CONSERVATIVE GROWTH
                                                                                     LIFESTAGE FUND (9)
                                                                                     ------------------
                                                                           Class A    Class B    Class II   Class I(6)
                                                                           -------    -------    --------    --------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load)                                                  5.75%       4.00%       2.00%    None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1)                                    5.75%       None        1.00%    None
   Maximum Deferred Sales Charge (Load) (as a percentage
   of amount redeemed)(2)                                                    None        4.00%       1.00%    None
   Maximum Sales Charge (Load) Imposed on
   reinvested Dividends                                                      None        None        None     None
   Redemption Fee(3)                                                         None        None        None     None
   Exchange Fee                                                              None        None        None     None
   Maximum Account Fee                                                       None        None        None     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees                                                           0.10%       0.10%       0.10%    0.10%
   Distribution and Service Maintenance Fees(4)                              0.10%       0.75%       0.75%    None
   Other Expenses(8)                                                         0.51%       0.45%       0.77%    0.39%
                                                                            ------      ------      ------   ------
Total Annual Fund Operating Expenses(5)(7)(10)                               0.71%       1.30%       1.62%    0.49%
                                                                            ------      ------      ------   ------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 12 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.
(4) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


(5) Set forth below are the estimated aggregate expenses of the Funds which include the estimated indirect expenses borne by each Fund in connection with its investment in the Underlying Funds. The total annual operating expenses of each LifeStage Fund are as follows: SunAmerica Aggressive Growth LifeStage Fund-Class A-2.42%, Class B-2.87%, Class II-4.67% and Class I-2.08%; SunAmerica Moderate Growth LifeStage Fund-Class A-2.00%, Class B-2.60%, Class II-2.98% and Class I-1.74%; SunAmerica Conservative Growth LifeStage Fund-Class A-1.62%, Class B-2.21%, Class II-2.53%, Class I-1.40%. The Funds' actual expenses may be higher or lower as a result of the actual allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses.
(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.
(7) SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense rates for Class A, B, II and I of the Aggressive Growth LifeStage Fund, Moderate Growth LifeStage Fund and the Conservative Growth LifeStage Fund do not exceed 0.50%, 1.15%, 1.15% and 0.40% respectively. The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time.
(8)  On December 2, 2002, the LifeStage Funds began accruing for other expenses.
(9) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursements" are estimated.
(10) Does not include Underlying Fund expenses that the Funds bear indirectly.

UNDERLYING FUND ALLOCATION

The estimated aggregate expenses are based on expenses of the Underlying Funds' Class I shares shown in the current prospectus for such shares, and assume the following constant allocation by the Funds of their assets among the Underlying
Funds:

                                                    AGGRESSIVE GROWTH            MODERATE GROWTH              CONSERVATIVE GROWTH
                                                     LIFESTAGE FUND              LIFESTAGE FUND                 LIFESTAGE FUND
                                                      ------------                ------------                   ------------
SunAmerica Core Bond Fund                                  5%                         15%                            15%
SunAmerica GNMA Fund                                       5%                         15%                            35%
SunAmerica High Yield Bond Fund                            0%                          0%                             0%
SunAmerica International Equity Fund                      20%                         15%                            10%
SunAmerica Growth and Income Fund                         10%                         15%                            12%
SunAmerica Blue Chip Growth Fund                          20%                         15%                            12%
SunAmerica Growth Opportunities Fund                      10%                          3%                             2%
SunAmerica New Century Fund                               15%                         10%                             6%
SunAmerica Money Market Fund                               0%                          0%                             0%
SunAmerica Style Select Series
  Focused Multi-Cap Value Portfolio                       15%                         12%                             8%
  Focused 2000 Growth Portfolio                            0%                          0%                             0%

Total                                                    100%                        100%                           100%

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                                                           1 Year          3 Years        5 Years           10 Years
                                                                           ------          -------        -------           --------
SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  806           $1,286           $1,791           $3,173
(Class B shares)* ..............................................              690            1,189            1,713            3,089
(Class II shares) ..............................................              663            1,494            2,431            4,800
(Class I shares) ...............................................              211              652            1,119            2,410

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  766           $1,166           $1,591           $2,768
(Class B shares)* ..............................................              663            1,108            1,580            2,789
(Class II shares) ..............................................              498            1,012            1,651            3,366
(Class I shares) ...............................................              177              548              944            2,052

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  730           $1,057           $1,406           $2,386
(Class B shares)* ..............................................              624              991            1,385            2,395
(Class II shares) ..............................................              454              880            1,432            2,937
(Class I shares) ...............................................              143              443              766            1,680


If you did not redeem your shares:


                                                                           1 Year          3 Years        5 Years           10 Years
                                                                           ------          -------        -------           --------
SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  806           $1,286           $1,791           $3,173
(Class B shares)* ..............................................              290              889            1,513            3,089
(Class II shares) ..............................................              563            1,494            2,431            4,800
(Class I shares) ...............................................              211              652            1,119            2,410

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  766           $1,166           $1,591           $2,768
(Class B shares)* ..............................................              263              808            1,380            2,789
(Class II shares) ..............................................              398            1,012            1,651            3,366
(Class I shares) ...............................................              177              548              944            2,052

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND+
(Class A shares) ...............................................           $  730           $1,057           $1,406           $2,386
(Class B shares)* ..............................................              224              691            1,185            2,395
(Class II shares) ..............................................              354              880            1,432            2,937
(Class I shares) ...............................................              143              443              766            1,680



* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 12. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

+ The Adviser is voluntarily waiving fees and/or reimbursing expenses for these funds. The fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or reimbursements:

If you redeem your investment at the end of the periods indicated:

                                            1 Year    3 Year    5 Year   10 Year
Aggressive Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   517       665       833     1,216
Class II ..................................   316       462       727     1,484
Class I ...................................    41       128       224       505
Moderate Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   517       665       833     1,216
Class II ..................................   316       462       727     1,484
Class I ...................................    41       128       224       505
Conservative Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   517       665       833     1,216
Class II ..................................   316       462       727     1,484
Class I ...................................    41       128       224       505

You would pay the following expense if you did not redeem your shares:

                                            1 Year    3 Year    5 Year   10 Year
Aggressive Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   117       365       633     1,216
Class II ..................................   216       462       727     1,484
Class I ...................................    41       128       224       505
Moderate Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   117       365       633     1,216
Class II ..................................   216       462       727     1,484
Class I ...................................    41       128       224       505
Conservative Growth LifeStage Fund
Class A ...................................   623       726       839     1,167
Class B* ..................................   117       365       633     1,216
Class II ..................................   216       462       727     1,484
Class I ...................................    41       128       224       505

SHAREHOLDER ACCOUNT INFORMATION


SELECTING A SHARE CLASS
Each Fund offers four classes of shares through this Prospectus: Class A, Class B, Class II and Class I shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

CLASS A                             CLASS B                           CLASS II                            CLASS I
o Front-end sales charges,         o No front-end  sales charge;      o Front-end  sales charge,          o Offered exclusively to
  as described below. There          all your money goes to work        as described  below.                certain institutions.
  are several ways to reduce         for you right away.              o Higher annual  expenses than      o No sales charges.
  these charges, also described    o Higher annual  expenses than       Class A shares.                   o Lower annual expenses
  below.                             Class A shares.                  o Deferred sales charge on shares     than Class A, B, or II
                                   o Deferred  sales charge on          you sell within  eighteen           Shares.
o Lower annual expenses than         shares you  sell  within           months of purchase, as
  Class B or Class II shares.        six  years of  purchase,           described below.
                                     as  described  below.            o No conversion to Class A.
                                   o Automatic conversion to
                                     Class A shares approximately
                                     eight years after purchase.
                                   o Purchases in an amount over
                                     $500,000 are generally not
                                     permitted;  you should
                                     consult with your financial
                                     adviser to determine whether
                                     other share classes are
                                     more beneficial given your
                                     circumstances.

CALCULATION OF SALES CHARGES
CLASS A. Sales Charges are as follows:

                                                                                 Sales Charge      Concession to Dealers
                                                                        ------------------------------------------------------------
                                                                             % OF             % OF NET              % OF
YOUR INVESTMENT                                                         OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000 ...................................................        5.75%                6.10%                5.00%
$50,000 but less than $100,000 ......................................        4.75%                4.99%                4.00%
$100,000 but less than $250,000 .....................................        3.75%                3.90%                3.00%
$250,000 but less than $500,000 .....................................        3.00%                3.09%                2.25%
$500,000 but less than $1,000,000 ...................................        2.10%                2.15%                1.35%
$1,000,000 or more ..................................................        None                 None                 1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


            Years after purchase                       CDSC on shares being sold
            1st and 2nd year                           4.00%
            3rd and 4th year                           3.00%
            5th year                                   2.00%
            6th year                                   1.00%
            7th year and thereafter                    None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

CLASS II. Sales Charges are as follows:

         Sales Charge      Concession to Dealers
------------------------------------------------------------
     % OF             % OF NET              % OF
OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE
------------------------------------------------------------
     1.00%                1.01%                1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


     o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


     o    participants  in  certain   retirement   plans  that  meet  applicable
          conditions, as described in the Statement of Additional Information


     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG SunAmerica Capital Services, Inc.


     o selling brokers and their employees and sales representatives and their families

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

We will generally waive the CDSC for
CLASS B or CLASS II shares in the following cases:

     o within one year of the shareholder's death or becoming legally disabled

     o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG Sunamerica Capital Services, Inc.

     o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by AIG SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.


TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                                    ACCOUNT MAINTENANCE AND
     CLASS             DISTRIBUTION FEE                   SERVICE FEE
       A                     0.10%                           None
       B                     0.75%                           None
      II                     0.75%                           None

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets for Class I shares, as compensation for providing additional shareholder services to Class I shareholders.


OPENING AN ACCOUNT (CLASSES A, B AND II)

1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:
          o non-retirement account: $500
          o retirement account: $250
          o dollar cost averaging: $500 to open; you must invest at least
            $25 a month
     The minimum subsequent investment for a Fund is as follows:
          o non-retirement account: $100
          o retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 6010.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.
5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT

BY CHECK


o Make out a check for the investment amount, payable to the specific Fund or AIG SunAmerica Funds. An account cannot be opened with a SunAmerica Money Market Fund or SunAmerica Municipal Money Market Fund check.

o Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to your broker or financial advisor, or mail them to:


AIG SunAmerica Fund Services, Inc.
c/o NFDS
P.O. Box 219186
Kansas City, Missouri 64121


o All purchases must be in U.S. dollars. Cash will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.


ADDING TO AN ACCOUNT

o Make out a check for the investment amount payable to the specific Fund or AIG SunAmerica Funds. Shares cannot be purchased with a SunAmerica Money Market Fund or SunAmerica Municipal Money Market Fund check.

o Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
o    Indicate the Fund and account number in the memo section of your check.
o Deliver the check and your stub to your broker or financial advisor, or mail them to:


NON-RETIREMENT ACCOUNTS:
AIG SunAmerica Fund Services, Inc.
c/o NFDS
P.O. Box 219373
Kansas City, Missouri 64121

RETIREMENT ACCOUNTS:
AIG SunAmerica Fund Services, Inc.
c/o NFDS
P.O. Box 219373
Kansas City, Missouri 64121


BY WIRE


o Deliver your completed application to your broker or financial advisor or fax it to AIG SunAmerica Fund Services, Inc. at 201-324-6496.
o Obtain your account number by referring to your statement or by calling your broker or financial advisor or Shareholder Services at 1-800-858-8850 extension 6010.

o    Instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     Boston, MA
     ABA #0110-00028
     DDA # 99029712


Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


o    Instruct your bank to wire the amount of your investment to:

     State Street Bank & Trust Company
     Boston, MA
     ABA #0110-00028
     DDA # 99029712

Specify the Fund name, your share class, your Fund number, account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

SELLING SHARES (CLASSES A, B AND II)

HOW

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
--------------------------------------------------------------------------

      o Accounts of any type.
      o Sales of any amount.

BY MAIL
--------------------------------------------------------------------------
      o Accounts of any type.
      o Include all signatures and any additional documents that may be required (see next page).
      o Mail the materials to:


            AIG SunAmerica Fund Services, Inc.
            c/o NFDS
            P.O. Box 219186
            Kansas City, Missouri 64121


BY PHONE
-------------------------------------------------------------------------
      o Most accounts.
      o Sales of less than $100,000.


BY WIRE
-------------------------------------------------------------------------

      o Request by mail to sell any amount (accounts of any type).
        A signature guarantee may be required in certain circumstances.
      o Request by phone to sell less than $100,000.




  REQUIREMENTS


----------------------------------------------------------

 o Call your broker or financial advisor to place your order to sell shares.


----------------------------------------------------------
 o Write a letter of instruction indicating the Fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
 o Sales of $100,000 or more require the letter of instruction to have a signature guarantee.
 o A check will normally be mailed on the next business day to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.




 o Call Shareholder Services at 1-800-858-8850 extension 6010 between 8:30 a.m. and 7:00 p.m.
   (Eastern time) on most business days. Indicate the Fund name, the name of the person requesting the redemption, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.


 o A check will be mailed to the name(s) and address in which the account is registered or to a different address indicated in a written authorization previously provided to the Fund by the Shareholder(s) on the account.


 o Proceeds will normally be wired on the next business day. A $15 fee will be deducted from your account.



TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

      o your address of record has changed within the past 30 days

      o you are selling shares worth $100,000 or more

      o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

      o a broker or securities dealer

      o a federal savings, cooperative or other type of bank

      o a savings and loan or other thrift institution

      o a credit union

      o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)


Class I shares of the Funds are offered exclusively for sale to certain institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.


TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Underlying Fund's shares, and consequently the value of the Funds' shares, may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.


CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder Services at 1-800-858-8850 extension 6010, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850, extension 6010.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

      o Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. To use:


      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

SHAREHOLDER ACCOUNT INFORMATION


RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850 extension 6074.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

      o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

      o after any changes of name or address of the registered owner(s)

      o in all other circumstances, quarterly or annually, depending upon the Portfolio.

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 6010 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class I shares are not subject to any distribution fee.


TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


By law, the Funds must withhold 30% in the year 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

                                     SunAmerica                          SunAmerica                             SunAmerica
                                   Aggressive Growth                   Moderate Growth                      Conservative Growth
                                    LifeStage Fund                     LifeStage Fund                         LifeStage Fund


What is the Fund's                 Growth of capital                  Growth of capital                 Current income
investment goal?                                                      and current income                and growth of capital with
                                                                                                        reduced volatility
------------------------------------------------------------------------------------------------------------------------------------
What principal                     Fund of funds                      Fund of funds                     Fund of funds
investment strategy does
the Fund use to
implement its investment
goal?
------------------------------------------------------------------------------------------------------------------------------------
What are the Fund's                Allocation of assets               Allocation of assets              Allocation of assets
principal investment               among a combination of             among a combination of            among a combination of
techniques?                        AIG SunAmerica Mutual              AIG SunAmerica                    AIG SunAmerica
                                   Funds investing in                 Mutual Funds investing            Mutual Funds investing
                                   equity and fixed income            in equity and                     in equity and fixed
                                    securities, with an               fixed income securities,          income securities
                                   emphasis on funds                  with an emphasis                  with an emphasis
                                   investing in equity                on funds investing                on funds investing
                                   securities                         in equity securities              in fixed income securities
------------------------------------------------------------------------------------------------------------------------------------
What are the Underlying            o Equity securities                o Equity securities               o Equity securities
Funds' principal                   o Foreign securities               o Bonds/fixed income              o Bonds/fixed income
investments?                                                            securities                        securities
                                                                      o Foreign securities
------------------------------------------------------------------------------------------------------------------------------------
What other types of                o Bonds/fixed income               o Short-term investments          o Short-term investments
securities may the                   securities                       o Defensive investments           o Defensive investments
Underlying Funds                   o Short-term investments           o Options and futures             o Options and futures
normally invest in as part         o Defensive investments            o Special situations              o Special situations
of efficient portfolio             o Options and futures
management and which               o Special situations
may produce some income?
------------------------------------------------------------------------------------------------------------------------------------
What risks may affect              Principal risks:                   Principal risks:                  Principal risks:
the Fund (directly or by           o Management risk                  o Management risk                 o Management risk
investing in the Underlying        o Stock market volatility          o Stock market volatility         o Stock market volatility
Funds)?                            o Securities selection             o Bond market volatility          o Bond market volatility
                                   o Foreign exposure                 o Securities selection            o Securities selection
                                   o Non-diversification              o Foreign exposure                o Non-diversification
                                   o Small and mid market             o Non-diversification             o Interest rate fluctuations
                                     capitalization                   o Prepayment                      o Credit quality
                                   o Technology companies                                               o Prepayment

                                   Non-principal risks:               Non-principal risks:              Non-principal risks:
                                   o Bond market volatility           o Interest rate fluctuations      o Small and mid
                                   o Interest rate fluctuations       o Credit quality                    market capitalization
                                   o Credit quality                   o Small and mid                   o Technology companies
                                   o Prepayment                         market capitalization           o Foreign exposure
                                   o Emerging markets                 o Technology companies            o Illiquidity
                                   o Illiquidity                      o Emerging markets                o Hedging
                                   o Hedging                          o Illiquidity                     o Derivatives
                                   o Derivatives                      o Hedging
                                                                      o Derivatives


                                      FUND
                                   INVESTMENT
                                   STRATEGIES

Each Fund has an investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

GLOSSARY

INVESTMENT TERMINOLOGY

A FUND OF FUNDS strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

"GROWTH OF CAPITAL" is growth of the value of an investment.

A BALANCED PORTFOLIO is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.


BONDS AND OTHER FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A HIGH YIELD bond (commonly known as "junk bond") is a high risk bond that does not meet the credit quality standards of investment grade securities.


EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRs") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Funds or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Funds may only invest in U.S. government securities and commercial paper as short-term investment.

DEFENSIVE  INVESTMENTS  include high quality fixed income  securities  and money
market   instruments.   The  Underlying  Funds  will  make  temporary  defensive
investments in response to adverse market, economic, political or other conditions. Each Fund may also make temporary defensive investments, but only in securities qualifying for short-term investments. When the Fund or the
Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


The AIG SUNAMERICA MUTUAL FUNDS consist of SunAmerica mutual funds included in the following SunAmerica companies: SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and other SunAmerica mutual fund companies that may be established in the future. In connection with its fund of funds investment strategy, each Fund invests only in AIG SunAmerica Mutual Funds and short-term investments.

A SPECIAL SITUATION arises when, in the opinion of the adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

The two best-known DEBT RATING AGENCIES are Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "INVESTMENT GRADE" refers to any security rated "BBB" or above, by Standard & Poor's or "Baa" or above by Moody's, or determined to be of comparable quality by the adviser to the Underlying Fund.

MORE INFORMATION ABOUT THE FUNDS


RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

SECURITIES SELECTION: A strategy used by the Funds, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.


NON-DIVERSIFICATION: Each Fund is non-diversified and may take concentrated positions on a small number of investments (e.g., holdings in the Underlying Funds). As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified. However, the Underlying Funds are generally diversified mutual funds.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

MANAGEMENT RISK: Each Fund is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FUND MANAGEMENT


ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica"), located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $31 billion as of December 31, 2002. SunAmerica manages each Fund, supervises the daily business affairs of each Fund and provides various administrative services to each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust,
Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Style Select Series, Inc.


For each Fund, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate Fund assets among the Underlying Funds.


For each Fund the annual rate of the investment advisory fee paid to SunAmerica for the fiscal year ended October 31, 2002, as a percentage of average daily net assets, is 0.10%. Prior to November 16, 2001, the SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund operated as, respectively, the Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and Conservative Growth LifeStyle Fund, each a series of the North American Funds.


The  Funds  will  be  managed  by  a  team  of   SunAmerica   asset   allocation
professionals.


DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.


The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment  events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

FINANCIAL HIGHLIGHTS

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers llp, whose report, along with each Fund's financial statements are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND





                                                          NET
                                                      GAIN/(LOSS)
                                                          ON
                                  NET         NET       INVEST-      TOTAL     DIVIDENDS  DISTRI-                NET
                                 ASSET      INVEST-      MENTS       FROM      FROM NET   BUTIONS               ASSET
                                VALUE,       MENT        (BOTH      INVEST-     INVEST-    FROM      TOTAL     VALUE,
YEAR                           BEGINNING    INCOME/  REALIZED AND    MENT        MENT     CAPITAL   DISTRI-    END OF
ENDED                         OF PERIOD    (LOSS)(1)  UNREALIZED) OPERATIONS    INCOME     GAINS    BUTIONS    PERIOD
-----                         ----------   --------- ------------ ----------   ---------  -------   -------    ------
                                                                      CLASS A
                                                                      -------
10/31/99                       $10.00       $0.07       $1.91          $1.98      $(0.06) $  --       $(0.06) $11.92
10/31/00                        11.92        1.39        0.53           1.92       (0.98)    (0.15)    (1.13)  12.71
10/31/01                        12.71        0.51       (3.28)         (2.77)      (0.50)    (1.62)    (2.12)   7.82
10/31/02                         7.82        0.10       (1.39)         (1.29)      (0.07)    --        (0.07)   6.46

                                                                      CLASS B
                                                                      -------
10/31/99                       $10.00       $0.06       $1.89          $1.95      $(0.05) $  --       $(0.05) $11.90
10/31/00                        11.90        1.46        0.48           1.94       (0.96)    (0.15)    (1.11)  12.73
10/31/01                        12.73        0.44       (3.28)         (2.84)      (0.46)    (1.62)    (2.08)   7.81
10/31/02                         7.81        0.05       (1.40)         (1.35)      (0.01)    --        (0.01)   6.45

                                                                      CLASS II*
                                                                      --------
8/10/00-
10/31/00(3)                    $13.03       $0.86      $(1.09)        $(0.23)   $  --     $  --     $  --     $12.80
10/31/01                        12.80        0.44       (3.29)         (2.85)      (0.46)    (1.62)    (2.08)   7.87
10/31/02                         7.87        0.04       (1.39)         (1.35)      (0.01)    --        (0.01)   6.51

                                                                      CLASS I
                                                                      ------
10/31/99                       $10.00       $0.07       $1.90          $1.97      $(0.06) $  --       $(0.06) $11.91
10/31/00                        11.91        1.59        0.34           1.93       (0.96)    (0.15)    (1.11)  12.73
10/31/01                        12.73        0.46       (3.23)         (2.77)      (0.50)    (1.62)    (2.12)   7.84
10/31/02                         7.84        0.10       (1.38)         (1.28)      (0.08)    --        (0.08)   6.48

                          RATIO         INVEST-
                        OF TOTAL         MENT
                 NET    EXPENSES        INCOME
               ASSETS      TO             TO
               END OF    AVERAGE        AVERAGE    PORTFOLIO
  TOTAL        PERIOD      NET            NET      TURNOVER
RETURN(2)      (000'S)  ASSETS(5)      ASSETS(5)     RATE
--------       -------  ---------      ---------   ---------
    19.65%    $ 1,929       0.10%         0.63%       9%
    16.27       4,064       0.12         10.81       53
   (24.89)      3,417       0.20          5.62       86
   (16.68)      2,872       0.20          1.33      158


    19.52%    $ 4,915       0.10%         0.66%       9%
    16.30      13,450       0.24         11.51       53
   (25.39)     12,695       0.85          4.82       86
   (17.31)      9,992       0.85          0.70      158



   (1.77)%   $    184       0.73%(4)     39.30%(4)   53%
   (25.33)        235       0.85          4.82       86
   (17.18)        286       0.85          0.56      158


    19.71%    $ 1,547       0.10%         0.62%       9%
    16.22       5,004       0.15         12.62       53
   (24.81)      5,518       0.10          5.12       86
   (16.52)      5,910       0.10          1.36      158

-------------
(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Amounts do not include the expenses of the underlying funds.
* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

FINANCIAL HIGHLIGHTS

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND


                                                NET
                                            GAIN/(LOSS)
                                                ON
                                              INVEST-
                      NET          NET         MENTS        TOTAL      DIVIDENDS     DISTRI-                 NET
                     ASSET       INVEST-      (BOTH         FROM       FROM NET      BUTIONS                ASSET
                    VALUE,        MENT       REALIZED      INVEST-      INVEST-       FROM       TOTAL     VALUE,
YEAR               BEGINNING     INCOME/        AND         MENT         MENT        CAPITAL    DISTRI-    END OF     TOTAL
ENDED             OF PERIOD     (LOSS)(1)  (UNREALIZED)  OPERATIONS     INCOME        GAINS     BUTIONS    PERIOD   RETURN(2)
-----             -----------   ---------   -----------  -----------   ---------     -------    -------    -------  ---------
                                                                      CLASS A
                                                                      -------
10/31/99            $10.00       $0.14        $1.39        $1.53       $(0.13)      $    --     $(0.13)    $11.40    15.20%
10/31/00             11.40        0.99         0.50         1.49        (0.73)        (0.09)     (0.82)     12.07    13.27
10/31/01             12.07        0.55        (2.21)       (1.66)       (0.38)        (1.15)     (1.53)      8.88   (15.06)
10/31/02              8.88        0.18        (1.30)       (1.12)       (0.11)           --      (0.11)      7.65   (12.77)

                                                                      CLASS B
                                                                      -------
10/31/99            $10.00       $0.12        $1.41        $1.53       $(0.11)      $    --     $(0.11)    $11.42    15.26%
10/31/00             11.42        1.02         0.47         1.49        (0.74)        (0.09)     (0.83)     12.08    13.22
10/31/01             12.08        0.47        (2.19)       (1.72)       (0.34)        (1.15)     (1.49)      8.87   (15.56)
10/31/02              8.87        0.12        (1.30)       (1.18)       (0.05)           --      (0.05)      7.64   (13.38)

                                                                      CLASS II*
                                                                      ---------
7/12/00-
10/31/00(3)         $12.77       $0.73       $(1.03)      $(0.30)       $(0.36)     $    --     $(0.36)    $12.11    (2.30)%
10/31/01             12.11        0.28        (2.02)       (1.74)       (0.34)        (1.15)     (1.49)      8.88   (15.69)
10/31/02              8.88        0.10        (1.28)       (1.18)       (0.05)           --      (0.05)      7.65   (13.37)

                                                                      CLASS I
                                                                      ------
10/31/99            $10.00       $0.15        $1.38        $1.53       $(0.14)      $    --     $(0.14)    $11.39    15.35%
10/31/00             11.39        1.16         0.32         1.48        (0.72)        (0.09)     (0.81)     12.06    13.10
10/31/01             12.06        0.47        (2.12)       (1.65)       (0.38)        (1.15)     (1.53)      8.88   (14.97)
10/31/02              8.88        0.17        (1.27)       (1.10)       (0.13)           --      (0.13)      7.65   (12.66)

                          RATIO
                         OF NET
             RATIO       INVEST-
           OF TOTAL       MENT
   NET     EXPENSES      INCOME
 ASSETS       TO           TO
 END OF     AVERAGE      AVERAGE     PORTFOLIO
 PERIOD       NET          NET       TURNOVER
 (000'S)   ASSETS(5)    ASSETS(5)      RATE
 -------   ---------    ---------    ---------
 $ 1,918    0.10%         1.33%        11%
   3,396    0.12          8.27         47
   3,876    0.20          5.68         79
   3,697    0.20          2.10        156



 $ 5,553    0.10%         1.40%        11%
  11,843    0.23          8.53         47
  13,412    0.85          4.83         79
  12,036    0.85          1.44        156




  $  183    0.80%(4)     19.82%(4)     47%
     738    0.85          2.96         79
     970    0.85          1.22        156



 $ 1,537    0.10%         1.42%        11%
   5,439    0.15          9.91         47
   8,707    0.10          4.90         79
  10,932    0.85          2.07        156

----------------
(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Amounts do not include the expenses of the underlying funds.
* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

--------------------------------------------------------------------------------
SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND


                                                NET
                                             GAIN/LOSS
                                                ON
                      NET          NET        INVEST-       TOTAL      DIVIDENDS     DISTRI-                 NET
                     ASSET       INVEST-       MENTS        FROM       FROM NET      BUTIONS                ASSET
                    VALUE,        MENT    (BOTH REALIZED   INVEST-      INVEST-       FROM       TOTAL     VALUE,
YEAR               BEGINNING     INCOME/        AND         MENT         MENT        CAPITAL    DISTRI-    END OF     TOTAL
ENDED             OF PERIOD     (LOSS)(1)  (UNREALIZED)  OPERATIONS     INCOME        GAINS     BUTIONS    PERIOD   RETURN(2)
-----             ----------    --------- -------------- ----------    ---------     --------   -------    -------  ---------
                                                                      CLASS A
                                                                      ------
10/31/99            $10.00       $0.21        $1.02        $1.23       $(0.20)       $   --     $(0.20)    $11.03    12.30%
10/31/00             11.03        0.87         0.39         1.26        (0.60)        (0.10)     (0.70)     11.59    11.61
10/31/01             11.59        0.55        (1.40)       (0.85)       (0.37)        (0.99)     (1.36)      9.38    (7.91)
10/31/02              9.38        0.25        (1.00)       (0.75)       (0.20)           --      (0.20)      8.43    (8.18)


                                                                      CLASS B
                                                                      ------
10/31/99            $10.00       $0.18        $1.05        $1.23       $(0.17)       $   --     $(0.17)    $11.06    12.21%
10/31/00             11.06        0.81         0.45         1.26        (0.59)        (0.10)     (0.69)     11.63    11.66
10/31/01             11.63        0.50        (1.43)       (0.93)       (0.33)        (0.99)     (1.32)      9.38    (8.60)
10/31/02              9.38        0.20        (1.01)       (0.81)       (0.13)           --      (0.13)      8.44    (8.80)

                                                                      CLASS II*
                                                                      --------
7/20/00-
10/31/00(3)         $11.95       $0.74       $(0.73)      $(0.01)      $(0.27)       $   --     $(0.27)    $11.69     0.06%
10/31/01             11.69        0.34        (1.31)       (0.97)       (0.33)        (0.99)     (1.32)      9.40    (8.93)
10/31/02              9.40        0.16        (0.97)       (0.81)       (0.13)           --      (0.13)      8.46    (8.78)


                                                                      CLASS I
                                                                      ------
10/31/99            $10.00       $0.21        $1.02        $1.23       $(0.20)       $   --     $(0.20)    $11.03    12.24%
10/31/00             11.03        0.91         0.33         1.24        (0.58)        (0.10)     (0.68)     11.59    11.54
10/31/01             11.59        0.54        (1.38)       (0.84)       (0.37)        (0.99)     (1.36)      9.39    (7.80)
10/31/02              9.39        0.26        (0.99)       (0.73)       (0.22)           --      (0.22)      8.44    (8.05)

                         RATIO
                        OF NET
            RATIO       INVEST-
          OF TOTAL       MENT
  NET     EXPENSES      INCOME
ASSETS       TO           TO
END OF     AVERAGE      AVERAGE     PORTFOLIO
PERIOD       NET          NET       TURNOVER
(000'S)   ASSETS(5)    ASSETS(5)      RATE
 -----     -------      -------      ------

$ 1,790    0.10%         2.01%        10%
  3,420    0.12          7.62         45
  3,459    0.20          5.63         85
  3,699    0.20          2.79        199




$ 5,880    0.10%         2.11%        10%
 10,354    0.23          7.15         45
  9,908    0.85          5.08         85
  7,417    0.85          2.19        199



 $  150    0.86%(4)     22.43%(4)     45%
    642    0.85          3.43         85
  1,223    0.85          1.88        199




$ 1,508    0.10%         2.01%        10%
  4,484    0.15          8.15         45
  5,409    0.10          5.46         85
  5,941    0.10          2.87        199

---------------
(1)  Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3)  Commencement of operations.
(4)  Annualized.
(5)  Amounts do not include the expenses of the underlying funds.
* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

FOR MORE INFORMATION

The following documents contain more information about the Funds and are available free of charge upon request:

      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information
      about  each  Fund's   policies,   investment   restrictions  and  business
      structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:


     AIG SunAmerica Fund Services, Inc.
     Mutual Fund Operations
     Harborside Financial Center
     3200 Plaza 5
     Jersey City, NJ 07311-4992
     1-800-858-8850
     www.sunamericafunds.com


or

by calling your broker or financial advisor.


Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-9169

DISTRIBUTED BY:


AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850


For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

WWW.SUNAMERICAFUNDS.COM



LSPRO-02/03

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

                             TAX MANAGED EQUITY FUND
                         SUNAMERICA BIOTECH/HEALTH FUND
                           SUNAMERICA STOCK INDEX FUND
                      SUNAMERICA SCIENCE & TECHNOLOGY FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2003

Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ  07311                                   (800) 858-8850



         SunAmerica Strategic Investment Series, Inc. (the "Corporation") is a mutual fund consisting of seven different investment funds: Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund. This Statement of Additional Information relates only to four of the investment funds: Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund (each a "Fund" and collectively, the "Funds). Each Fund has distinct investment objectives and strategies.


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' Prospectus dated February 28, 2003. To obtain a Prospectus free of charge, please call the Corporation at
(800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Corporation at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
THE CORPORATION................................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................33
DIRECTORS AND OFFICERS........................................................36
MANAGER, ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND
  ADMINISTRATOR...............................................................43
FUND TRANSACTIONS AND BROKERAGE...............................................53
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................56
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................67
EXCHANGE PRIVILEGE............................................................67
DETERMINATION OF NET ASSET VALUE..............................................68
PERFORMANCE DATA..............................................................69
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................80
RETIREMENT PLANS..............................................................85
DESCRIPTION OF SHARES.........................................................87
ADDITIONAL INFORMATION........................................................88
FINANCIAL STATEMENTS..........................................................91
APPENDIX  CORPORATE BOND AND COMMERCIAL PAPER RATINGS..........................1


         No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation, AIG SunAmerica Asset Management Corp., any Adviser or AIG SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE CORPORATION


         The Corporation, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), was organized as a Maryland corporation on December 16, 1998. The Corporation currently consists of seven series: Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund, SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund. Each series is a diversified investment company within the meaning of the 1940 Act, except for the SunAmerica Biotech/Health Fund and the three SunAmerica LifeStage Funds. The Board of Directors of the Corporation approved the creation of the SunAmerica Stock Index Fund, SunAmerica Science & Technology Fund and the three SunAmerica LifeStage Funds at the August 22, 2001 Board Meeting. Each of these new Funds is the survivor of a reorganization with the corresponding series of North American Funds (referred to as the "Prior Stock Index Fund," the "Prior Science & Technology Fund" and the "Prior Growth LifeStage Funds," respectively). The offering of each of the new Funds' Class A, B, II and I shares commenced on November 16, 2001. On April 11, 2002, the SunAmerica Biotech/Health 30 Fund was renamed the SunAmerica Biotech/Health Fund.

         This Statement of Additional Information relates to four of the series:
Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund (each a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. AIG SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser to each of the Funds. As described in the Prospectus, SunAmerica has retained J.P. Morgan Investment Management Inc. ("J.P. Morgan") to provide investment advisory services to the Tax Managed Equity Fund, AIG Global Investment Corp. ("AIGGIC") to provide investment advisory services to the SunAmerica Stock Index Fund, and
T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the SunAmerica Science & Technology Fund. SunAmerica directly manages the assets of the SunAmerica Biotech/Health Fund. The investment adviser to each Fund may also be referred to as that Fund's "Adviser." (SunAmerica may be referred to as a Fund's Adviser when directly managing that Fund's assets.)


                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Funds are described in the Funds' Prospectus. Certain types of securities in which the Funds may invest and certain investment practices the Funds may employ, which are described under "More Information about the Funds - Investment Strategies" in the Prospectus, are discussed more fully below. Unless otherwise specified, the Funds may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


         BIOTECHNOLOGY AND HEALTHCARE COMPANIES. The SunAmerica Biotech/Health Fund will invest, under normal market conditions, up to 80% of its net assets in biotechnology companies and/or healthcare companies. Many of the industries in which these companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the relevant market. In general, the stocks of large capitalized companies that are well established in the biotechnology market can be expected to grow with the market. The expansion of biotechnology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer.


         Companies in the rapidly changing fields of biotechnology and healthcare face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the SunAmerica Biotech/Health Fund's shares may be susceptible to factors affecting bio-technology and healthcare companies and to greater risk and market fluctuation than in investment in a fund that invests in a broader range of securities not focused on any particular market segment. Biotechnology and healthcare companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

         SCIENCE AND TECHNOLOGY COMPANIES. The SunAmerica Science & Technology Fund will invest, under normal market conditions, at least 80% of its net assets in science and/or technology companies. Many of the industries in which these companies are found have exhibited rapid growth, both through increasing demand for existing products and services and the broadening of the relevant market. In general, the stocks of large capitalized companies that are already well established can be expected to grow with the market. Expansion of the market also provides a favorable environment for investment in small-cap to mid-cap companies, although the securities of smaller and less well established companies tend to be more volatile than those of larger companies. The SunAmerica Science & Technology Fund invests without regard to capitalization.


         Companies in the rapidly changing fields of science and technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of these Funds' shares may be susceptible to factors affecting science and technology companies and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of securities not focused on any particular market segment. Science and technology companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Science and technology companies may also be significantly dependent on outside financing in connection with their product development and marketing programs.

         WARRANTS AND RIGHTS. A Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (for the Tax Managed Equity Fund, generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

         CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. There are no specific quality requirements for convertible debt securities.

         INVESTMENT IN SMALL, UNSEASONED COMPANIES. Each Fund may invest in the securities of small companies. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         Mid-cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.


         FOREIGN SECURITIES. The Tax Managed Equity Fund and SunAmerica Stock Index Fund may each invest, under normal market conditions, up to 20% of its total assets in equity securities of foreign companies in the S&P Composite Stock Price Index or (in the case of the Tax Managed Equity Fund) listed on a U.S. stock exchange. The SunAmerica Science & Technology Fund may invest, under normal market conditions, up to 30% of its total assets in foreign securities. The SunAmerica Biotech/Health Fund may also invest in foreign securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.


         Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Corporation's custodian. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Corporation does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.


         FIXED INCOME SECURITIES. The Tax Managed Equity Fund and the SunAmerica Biotech/Health Fund may each invest, under normal circumstances, up to 20% and 35% of net assets, respectively, subject to the percentage and credit quality limitations stated herein, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities. The SunAmerica Stock Index Fund invests, under normal conditions, up to 15% of the total assets in fixed income securities, although it does so primarily with respect to short-term investments to meet liquidity needs. The SunAmerica Science & Technology Fund invests in fixed income securities primarily with respect to short-term investments to meet liquidity needs or that have growth of capital potential similar to the equity securities in which it invests. The SunAmerica Science & Technology Fund is not subject to a percentage of assets limit on its fixed income investments. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.


         The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The Funds generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Ca" or lower for Moody's Investors Service, Inc. ("Moody's)) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is downgraded below the lowest rating category deemed by the Adviser to be acceptable for a Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

         RISKS OF INVESTING IN LOWER RATED BONDS. As described above, debt securities in which a Fund may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of

Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds")). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by a Fund.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call  provisions  that may be exercised at inopportune  times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f)
special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

         U.S. GOVERNMENT SECURITIES. A Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         A Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

         A Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.


         MORTGAGE-BACKED SECURITIES. The Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FHLMC CERTIFICATES. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

         FNMA CERTIFICATES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.


         COLLATERALIZED MORTGAGE OBLIGATIONS. Another type of mortgage-backed security in which the Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.


         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         STRIPPED MORTGAGE BACKED SECURITIES. A Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some or none of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to the Fund's limitation on investments in illiquid securities.


         Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions as set forth below under "Investment
Restrictions," because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

         ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. Therefore, there is the possibility that the issuer of the asset-backed security may be unable to meet its payments, in whole or in part, to the holders of the asset-backed securities, including the Corporation. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which the Funds may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities under disadvantageous circumstances to satisfy a Fund's distribution obligations.

         LOAN PARTICIPATIONS. The Funds may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.


         SHORT-TERM DEBT SECURITIES AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to its primary investments, the Tax Managed Equity Fund and SunAmerica Stock Index Fund may each invest up to 35% of its total assets, and SunAmerica Biotech/Health Fund may invest up to 10% of its total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in the Fund during periods when an Adviser is unable to locate favorable investment opportunities. The SunAmerica Science & Technology Fund is not subject to a percentage of assets limitation on its short-term investments for these purposes, and in connection with these investments, may invest up to 25% of its total assets in the Reserve Investment Fund and Government Reserve Investment Fund, money market funds that are available only to T. Rowe Price mutual funds and other T. Rowe Price clients. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments that, for the SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund, are rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). When the Tax

Managed Equity Fund invests in any commercial paper, bank obligations or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Tax Managed Equity Fund invests in any other short-term debt securities except corporate debt obligations, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion. A description of securities ratings is contained in the Appendix to this Statement of Additional Information. The types of short-term and temporary defensive investments in which the Funds may invest are described below:

         U.S. GOVERNMENT SECURITIES: See the section entitled "U.S. Government Securities" above.

         MONEY MARKET SECURITIES: Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.


         COMMERCIAL BANK AND SAVINGS ASSOCIATION OBLIGATIONS: Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with, for the SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund, total assets in excess of $1 billion, based on the latest published reports. The SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may also invest in certificates of deposit issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may also invest in obligations issued by mutual savings banks, savings and loan associations or U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by a Fund is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The SunAmerica Biotech/Health Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks. The Tax Managed Equity Fund may invest in bankers' acceptances from (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Tax Managed Equity Fund will not invest in obligations for which J.P. Morgan, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


         COMMERCIAL PAPER: Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Fund. See the Appendix for a description of the ratings. The SunAmerica Biotech/Health Fund will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The Tax Managed Equity Fund will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.4 billion or more). The commercial paper in which the Funds may invest include variable amount master demand notes and variable amount floating rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Tax Managed Equity Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Fund may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

         EXCHANGE TRADED FUNDS (ETFS). The SunAmerica Science & Technology Fund may invest in ETFs. These are a type of index fund bought and sold on a securities exchange. An

ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.


         DIVERSIFICATION. The SunAmerica Biotech/Health Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.


         Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the Fund's performance or subject the Fund to greater price volatility than that experienced by diversified investment companies. The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         In the unlikely event application of the Fund's strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


         DERIVATIVE STRATEGIES. A Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. exchanges and over-the-counter markets. The Tax Managed Equity Fund and SunAmerica Science & Technology Fund may write calls for hedging and risk management purposes and to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing a call, up to 25% of each of the SunAmerica Biotech/Health Fund's and SunAmerica Stock Index Fund's total assets and up to 100% of each of the Tax Managed Equity Fund's and SunAmerica Science & Technology Fund's total assets may be subject to calls. All such calls written by the Funds must be "covered" while the call is outstanding (i.e., the SunAmerica Biotech/Health Fund and SunAmerica Stock Index Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements; the Tax Managed Equity Fund and SunAmerica Science & Technology Fund must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


         In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.


         The Funds may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Funds write only covered put options, which means that so long as the SunAmerica Biotech/Health Fund or SunAmerica Stock Index Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities; the Tax Managed Equity Fund or SunAmerica Science & Technology Fund must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable.


         HEDGING STRATEGIES. For hedging purposes, each Fund may use interest rate futures contracts, Eurodollar futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); and call and put options on equity and debt securities, Futures, stock and bond indices. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. Because the markets for these instruments are relatively new and still developing, the ability of the Fund to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect the Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; or (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities.

         If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         A Fund's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the Fund, to permit the Fund to retain unrealized gains in the value of Fund securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, the Fund could: (i) purchase Futures, or
(ii) purchase calls on such Futures or on securities. Additional information about the derivatives the Fund may use is provided below.

         OPTIONS

         OPTIONS ON SECURITIES. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

         When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss, which can be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment that the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Funds will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities; the Tax Managed Equity Fund will deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

         OPTIONS ON SECURITIES INDICES. As noted above under "Hedging Strategies", the Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

         FUTURES AND OPTIONS ON FUTURES

         FUTURES. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Corporation's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's Fund. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its Fund securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities Fund that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         OPTIONS ON FUTURES. As noted above, each Fund may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and forward contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Fund. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its Options on Futures positions, the Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

         The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities the Fund intends to purchase may be less expensive.

         ADDITIONAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

         The Corporation's custodian, or a securities depository acting for the custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on a the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will result in the sale of related investments, increasing Fund turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, the Fund may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, legally permissible and adequately disclosed.

         REGULATORY ASPECTS OF DERIVATIVES

         Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, a Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its Fund, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         POSSIBLE RISK FACTORS IN HEDGING

         Participation  in the options or Futures  markets  involves  investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If the Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

         ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Fund's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each Fund will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

         SHORT SALES. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

         The Funds may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. The Funds may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. The SunAmerica Science & Technology Fund is not subject to this percentage of assets limitation.


         BORROWING AND LEVERAGE. As a matter of fundamental policy each Fund is authorized to borrow up to 33 1/3% of its total assets. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Fund (other than the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund) may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund's assets would be reduced due to the added expense of interest on borrowed monies. The Funds are authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.


         In seeking to enhance investment performance, a Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. Each Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

         LOANS  OF  FUND  SECURITIES.   Consistent  with  applicable  regulatory
requirements, the Funds may lend Fund securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its Fund securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

         DOLLAR ROLLS. The Funds may enter into "dollar rolls" in which a Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported Fund turnover rate to be higher than that reflecting typical Fund management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of Fund securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of Funds from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds' investments are traded, the Fund may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the Fund and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Fund expects to achieve an acceptable degree of correlation between its Fund investments and interest-rate positions. The Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as SunAmerica will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian that satisfies the requirements of the 1940 Act. The Fund will segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

         A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

         HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund. Accordingly, the Funds will limit their investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Fund will segregate with the custodian cash or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, the Fund will either segregate the securities sold or liquidate assets of a comparable value.

         The Funds will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund will enter into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.

         When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


         REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each Fund (other than the SunAmerica Stock Index and SunAmerica Science & Technology Funds) may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified

(except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to maintain their exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


         FUNDS AND TRACKING AN INDEX. An index fund, such as the SunAmerica Stock Index Fund, generally tries to mirror a target index and its performance. The factors that cause an index fund to perform differently from the index it tries to track are called tracking differences or tracking error. There is no assurance that an index fund can track its index. The coefficient of correlation is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of + 1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

         Tracking accuracy is reviewed periodically by the Adviser for the SunAmerica Stock Index Fund. If the Fund does not accurately track its index, the Adviser may rebalance the Fund's portfolio by selecting securities, utilizing the statistical sampling process described below, that will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

         The index may remove one stock and substitute another, requiring the index fund to do the same. When a stock is sold and the new stock purchased, the index fund incurs transaction costs. The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index. An index fund may not buy every single stock in its index or in the same proportions as the index. The Adviser may rely on a statistical selection technique, referred to as "optimization," to figure out, of the stocks tracked by the Fund's index, how many and which ones to buy. Statistical sampling offers an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole. Because American International Group, Inc. ("AIG"), the indirect parent company of the SunAmerica Stock Index Fund's Adviser, is included in the S&P 500 Index, the Fund will, pursuant to the SunAmerica Stock Index Fund's index tracking strategy, invest in securities issued by AIG.


         Stocks are bought and sold in response to cash flows into and out of the index fund and when they are added to or dropped from the index. This generally helps to keep index fund brokerage fees and other transaction costs lower than other funds.

         FUTURE DEVELOPMENTS. The Funds may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions a Fund may not:


         1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"). This restriction does not apply to the Biotech/Health Fund.


         2.       Invest more than 25% of the Fund's assets in the securities of
                  issuers   engaged  in  the  same   industry,   excluding  U.S.
                  government securities.


         3. Borrow money, except that (i) each Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Fund (other than the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund) may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Fund's engaging in reverse repurchase agreements and similar investment strategies (and the pledge, mortgage or hypothecation of Fund assets in connection therewith) as described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

         5. Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

         6. Engage in underwriting of securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Fund.

         7. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

         8. Issue senior securities as defined in the 1940 Act, except that the Fund may enter into repurchase agreements, reverse repurchase agreements, lend its portfolio securities and borrow money as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         The SunAmerica Biotech/Health Fund primarily invests in biotechnology companies and/or healthcare companies, and the SunAmerica Science & Technology Fund primarily invests in science and/or technology companies. Biotechnology, healthcare, science and technology companies may be found in many different industries, and for purposes of investment restriction no. 2, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the SEC.


         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Fund may not:

         1. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         2. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, each Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         3. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.


         4. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The SunAmerica Science & Technology Fund may invest up to 25% of its total assets in the Reserve Investment Fund and Government Reserve Investment Fund, money market funds that are available only to T. Rowe Price mutual funds and other T. Rowe price clients.

                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Corporation, their ages and principal occupations during the past five years. The business address of each Director and executive officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and the Corporation. Directors who are not deemed to be "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

DISINTERESTED DIRECTORS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                             Position(s)                          Principal               Complex
                             Held with      Length of             Occupation during       Overseen by     Other Directorships
Name and Date of Birth       Fund           Time Served           the last 5 years        Director(1)     Held by Director(2)
---------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith         Director       18 years              Retired; formerly,      45              Board of Directors of
DOB: February 21, 1933                                            President and General                   BJ's Wholesale Club;
                                                                  Manager, WCVB-TV, a                     Board of Directors of
                                                                  division of the                         the Boston Stock
                                                                  Hearst Corp.  (1982                     Exchange
                                                                  to 1994);
                                                                  Director/Trustee of
                                                                  SAMF and Anchor
                                                                  Series Trust ("AST").
---------------------------------------------------------------------------------------------------------------------------------



--------
(1) The "Fund Complex" consists of all registered investment company portfolios for which the Adviser serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds),
     SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), Anchor Pathway Funds (7 funds) SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios).

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                             Position(s)                          Principal               Complex
                             Held with      Length of             Occupation during       Overseen by     Other Directorships
Name and Date of Birth       Fund           Time Served           the last 5 years        Director(1)     Held by Director(2)
---------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Director       1 year                Retired                 75              Director, Compaq
DOB: October 6, 1945                                              Administrator.                          Computer Corporation
                                                                  Director, VALIC                         (1992 to present);
                                                                  Company I (November                     Director, A.G. Belo
                                                                  1998 to present);                       Corporation (1992 to
                                                                  Director, VALIC                         present); Director,
                                                                  Company II, (August                     Sysco Corporation
                                                                  1998 to present);                       (1996 to present);
                                                                  Director/Trustee of                     Director, Luby's,
                                                                  SAMF and SunAmerica                     Inc. (1998 to
                                                                  Senior Floating Rate                    present); Director,
                                                                  Fund, Inc.                              University of Texas
                                                                  ("SASFR").                              Board of Regents (May
                                                                  Formerly, President,                    2001 to present).
                                                                  United Way of the                       Formerly, Director,
                                                                  Texas Gulf Coast                        CypressTree Senior
                                                                  (1992-1998).                            Floating Rate Fund,
                                                                                                          Inc. (June 2000 to May
                                                                                                          2001); Formerly
                                                                                                          Director, USLIFE
                                                                                                          Income Fund, Inc.
                                                                                                          (November 1998 to
                                                                                                          December 2001);
                                                                                                          Formerly, Director,
                                                                                                          Houston Branch of the
                                                                                                          Federal Reserve Bank
                                                                                                          of Dallas (1992-2000);
                                                                                                          Formerly, Board
                                                                                                          Member, Sisters of
                                                                                                          Charity of the
                                                                                                          Incarnate Word
                                                                                                          (1996-1999);

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                             Position(s)                          Principal               Complex
                             Held with      Length of             Occupation during       Overseen by     Other Directorships
Name and Date of Birth       Fund           Time Served           the last 5 years        Director(1)     Held by Director(2)
---------------------------------------------------------------------------------------------------------------------------------
William F. Devin             Director       1 year                Director/Trustee of     72              Member of the Board
DOB: December 30, 1938                                            SAMF; SASFR; VALIC                      of Governors, Boston
                                                                  Company I and VALIC                     Stock Exchange
                                                                  Company II. Vice                        (1985-Present);
                                                                  President,  Fidelity                    formerly, Executive;
                                                                  Capital Markets, a                      formerly, Director
                                                                  division of National                    Cypress Tree Senior
                                                                  Financial Services                      Floating Rate Fund,
                                                                  Corporation                             Inc. (October
                                                                  (1966-1996)                             1997-May 2001);
                                                                                                          formerly Fidelity
                                                                                                          Capital Markets, a
                                                                                                          division of National
                                                                                                          Financial Services
                                                                                                          Corporation
                                                                                                          (1966-1996)
---------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    17 years              Attorney, solo          46              Director of North
DOB: March 7, 1940           the Board                            practitioner,                           European Oil Royal
                                                                  Chairman of the                         Trust
                                                                  Boards of SAMF and
                                                                  AST.  Director
                                                                  of SASFR.
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Director       18 years              Partner and Managing    46              None
DOB: May 10, 1943                                                 Member of B.B.
                                                                  Associates LLC
                                                                  (menswear specialty
                                                                  retailing  and
                                                                  other activities)
                                                                  since June 1988;
                                                                  Director/Trustee
                                                                  of  SAMF,  AST
                                                                  and SASFR.
---------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa            Director       11 years              Founder and Chairman    37              Director, Real Estate
DOB: July 18, 1929                                                of the Board of the                     Business Service and
                                                                  Sterpa   Group
                                                                  (real Countrywide
                                                                  Financial estate)
                                                                  since 1962;
                                                                  Director/Trustee
                                                                  of SAMF.
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                          in Fund
                             Position(s)                                                  Complex
                             Held with      Length of    Principal Occupations            Overseen by     Other Directorships
Name and Date of Birth       Company        Time Served  During Past 5 Years              Director(1)     Held by Director(2)
---------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)          Director       8 years      Director and President, the         83             None
DOB: January 23, 1954                                    Adviser, since August 1995;
                                                         Director, AIG SunAmerica
                                                         Capital Services, Inc.
                                                         ("SACS"), since August
                                                         1993; Director and
                                                         President, AIG SunAmerica
                                                         Fund Services, Inc.
                                                         ("SAFS"), from May 1988 to
                                                         2002; Director, AIG
                                                         Financial Adviser Services,
                                                         Inc. ("AIGFAS") since 2000;
                                                         Director VALIC Company I
                                                         and VALIC Company II since
                                                         October 2001;
                                                         Director/Trustee SAMF, AST,
                                                         SASFR.
---------------------------------------------------------------------------------------------------------------------------------













----------
(3) Mr. Harbeck is considered to be an Interested Director because he serves as President and Director of the Adviser, Director of AIGFAS, Director of SACS and Director and President of SAFS.

OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                           in Fund
                             Position(s)                                                   Complex
                             Held with      Length of     Principal Occupations            Overseen by     Other Directorships
Name and Date of Birth       Company        Time Served   During Past 5 Years              Director(1)     Held by Director(2)
---------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz             Vice           7 Years       Executive Vice President of the     N/A            N/A
DOB: October 14, 1958        President                    Adviser, since April 1996;
                                                          Director and Chairman of
                                                          the Board, AIGFAS since
                                                          February 2000; Vice
                                                          President, SAMF since
                                                          November 1999; Director and
                                                          President, SACS, since
                                                          April 1996.
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem              President      11 Years      Senior Vice President and           N/A            N/A
DOB: January 26, 1958                                     General Counsel, the Adviser,
                                                          since April 1993; Executive
                                                          Vice President, General
                                                          Counsel and Director, SACS,
                                                          since August 1993; Vice
                                                          President, General Counsel
                                                          and Assistant Secretary,
                                                          SAFS, since January 1994;
                                                          Vice President, SAST, APF
                                                          and Seasons; Assistant
                                                          Secretary, SAST and APF,
                                                          since September 1993;
                                                          Assistant Secretary,
                                                          Seasons, since April 1997;
                                                          Secretary of SAMF, SASFR
                                                          and AST from 1992-2002.
                                                          Vice President and
                                                          Assistant Secretary VALIC
                                                          Company I and VALIC Company
                                                          II since October 2001.
---------------------------------------------------------------------------------------------------------------------------------
Donna M. Handel              Treasurer      6 months      Vice President, SAAMCo; Vice        N/A            N/A
DOB: June 25, 1966                                        President (from 2000 to 2002)
                                                          and Assistant Treasurer (from
                                                          1996 to 2002), SunAmerica
                                                          Equity Funds, SunAmerica
                                                          Income Funds and SunAmerica
                                                          Money Market Funds, Inc.,
                                                          Anchor Series Trust ("AST")
                                                          and SunAmerica Style Select
                                                          Series, Inc. ("Style
                                                          Select"); Vice President
                                                          (from 2000 to 2002 and
                                                          Assistant Treasurer (from
                                                          1999 to 2002), SunAmerica
                                                          Strategic Investment Series,
                                                          Inc. Vice-President (since
                                                          November 2000), Seasons and
                                                          APF; Assistant Treasurer,
                                                          Seasons and APF (since October
                                                          2001) VALIC Company I and
                                                          VALIC Company II; Vice
                                                          President and Assistant
                                                          Treasurer, SFR) since
                                                          November 2001).
---------------------------------------------------------------------------------------------------------------------------------

         The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's Articles of Incorporation. Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by the AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.

         The Corporation pays each Director who is not an interested person of the Corporation or SunAmerica, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors.

Specifically, each Disinterested Director receives a pro rata portion (based upon the Corporation's net assets) of an aggregate of $40,000 in annual compensation for acting as director or trustee to SAMF. In addition, each Disinterested Director receives $20,000 in annual compensation for acting as trustee for AST. Each Director of SASFR receives $900 per quarterly meeting for acting as a Director. Also, each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the SunAmerica Mutual Funds. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or any of the Funds.

         The Board of Directors has established two committees, i.e., Audit and Nominating.

         Each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committee of SAMF, SASFR and AST. Each member of the Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Corporation. The Audit Committee met twice during the fiscal year ended December 31, 2002.

         The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2002.

         The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the
"Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF AST or SASFR (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a


Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         As of February 2, 2002, the Directors and officers of the Corporation owned in the aggregate, less than 1% of each Class of the Corporation's total outstanding shares.

         A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' outstanding shares as of February 3, 2003:

                                                                                        PERCENTAGE OWNED OF
         FUND NAME AND CLASS                         HOLDER AND ADDRESS                       RECORD
         -------------------                         ------------------                 -------------------

SunAmerica Stock Index Fund- Class A        VALIC Seed Account,                         owned of record 20%
                                            Houston, TX 77019

                                            SunAmerica Trust Company CUST IRA           owned of record 9%
                                            Bay City, MI 48708

                                            Merrill Lynch,Pierce, Fenner & Smith, Inc   owned of record 5%
                                            Jacksonville, FL 32246

SunAmerica Science & Technology Fund        VALIC Seed Account                          owned of record 5%
Class A                                     Houston, TX 77019

  The following table sets forth information summarizing the compensation that the Corporation paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2002. Neither the Directors who are interested persons of the Corporation nor any officers of the Corporation receives any compensation.

                               COMPENSATION TABLE

                                                 Pension or                                Total Compensation
                           Aggregate             Retirement Benefits    Estimated Annual   from Corporation and
                           Compensation from     Accrued as Part of     Benefits Upon      Fund Complex Paid to
Director                   Corporation           Corporation Expenses   Retirement         Directors(1)
---------------------      -----------------     --------------------   ----------------   --------------------
S. James Coppersmith       $1,738                $3,576                 $28,757            $ 75,000
Samuel M. Eisenstat        $1,815                $3,025                 $49,016            $ 88,840
Stephen J. Gutman          $1,737                $3,056                 $64,594            $ 84,840
Sebastiano Sterpa(2)       $1,781                $961                   $10,104            $ 53,333
Judith L. Craven(2)(3)     $1,720                N/A                    N/A                $121,756
William F. Devin(2)(3)     $1,720                N/A                    $17,334            $120,556

(1)  Complex includes SAMF and AST.

(2)  Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

(3) Dr. Craven and Mr. Devin were elected to the Board effective November 16, 2001.

DIRECTOR OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2002.

----------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF
                                                                    EQUITY SECURITIES IN ALL
                                                                     REGISTERED INVESTMENT
                                                                     COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY        DIRECTOR IN FAMILY OF
      NAME OF DIRECTOR               SECURITIES IN THE FUND(1)      INVESTMENT COMPANIES(2)
----------------------------------------------------------------------------------------------
S. James Coppersmith                             0                      $10,001-$50,000
----------------------------------------------------------------------------------------------
Dr. Judith L. Craven                             0                            None
----------------------------------------------------------------------------------------------
William F. Devin                                 0                            None
----------------------------------------------------------------------------------------------
Samuel M. Eisenstat                          $0-$10,000                 $10,001-$50,000
----------------------------------------------------------------------------------------------
Stephen J. Gutman                                0                            None
----------------------------------------------------------------------------------------------
Sebastiano Sterpa                                0                         >$100,000
----------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                              0                         >$100,000
----------------------------------------------------------------------------------------------

----------
(1) Where a Fund is not listed with respect to a Director, the Director held no shares of the Fund.

(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (8 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (33 portfolios) and Seasons (19 portfolios).

(3)  Interested Director

                 MANAGER, ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR


         AIG SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to the Funds pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Corporation, on behalf of the Funds. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of AIG. As of December 31, 2002, SunAmerica managed, advised and/or administered in excess of $31 billion of assets.

         AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations Other significant activities include financial services and asset management.


         Under the Management Agreement, SunAmerica selects and manages the investment of each Fund, provides various administrative services and supervises the Corporation's daily business affairs, subject to general review by the Directors.

         In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Advisers, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of a Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Management Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

         Except to the extent otherwise specified in the Management Agreement, each Fund pays, or causes to be paid, all other expenses of the Corporation and including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of a Fund and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation.


         The annual rate of the investment advisory fees that apply to each Fund are set forth in the Prospectus.

         SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.55% of the assets of Class A shares and 2.20% of the assets of Class B and Class II shares for the SunAmerica Biotech/Health Fund; 1.45% of the assets of Class A shares and 2.10% of the assets of Class B and Class II shares for the Tax Managed Equity Fund; 0.75% of the assets of Class A shares, 1.40% of the assets of Class B and Class II shares and 0.65% of the assets of Class I shares of the SunAmerica Stock Index Fund; and 1.50% of the assets of Class A shares, 2.15% of the assets of Class B and Class II shares and 1.40% of the assets of Class I shares of the SunAmerica Science & Technology Fund.


         SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.


         For the fiscal year ended October 31, 2002, SunAmerica Biotech/Health Fund paid SunAmerica $467,717 for advisory services, Tax Managed Equity Fund paid SunAmerica $835,146 for advisory services, SunAmerica Stock Index Fund paid SunAmerica $86,229 for advisory services and SunAmerica Science & Technology Fund paid SunAmerica $9,072 for advisory services. For the period August 29, 2001 through October 31, 2001, Prior Stock Index Fund paid SunAmerica $14,625 for advisory services and Prior Science & Technology Fund paid SunAmerica $21,190 for advisory services.

         For the fiscal year ended October 31, 2001, SunAmerica Biotech/Health Fund paid SunAmerica $570,325 for advisory services and Tax Managed Equity Fund paid SunAmerica $1,116,453 for advisory services.

         For the period November 1, 2000 through August 29, 2001 Prior Stock Index Fund paid $81,512 for advisory services and Prior Science & Technology Fund paid $51,698 for advisory services.

         For the fiscal year ended October 31, 2000, SunAmerica Biotech/Health Fund paid SunAmerica $136,263 for advisory services, Tax Managed Equity Fund paid SunAmerica $1,025,210 for advisory services, Prior Stock Index Fund paid $76,517 for advisory services and, from the date of inception of March 1, 2000 through October 31, 2000, the Prior Science & Technology Fund paid $84,190 for advisory services.

         The   following   table  sets  forth  the  fee   waivers   and  expense
reimbursements made for the fiscal years ended October 31, 2002, 2001 and 2000.


FEE WAIVERS AND EXPENSE REIMBURSEMENTS


------------------------------------------------------------------------------------------------------------------
FUND                             2002                           2001                            2000
------------------------------------------------------------------------------------------------------------------
                    CLASS A   CLASS B    CLASS II  CLASS A    CLASS B   CLASS II   CLASS A    CLASS B   CLASS II
------------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/ $45,661   $42,967    $37,977   $53,871    $51,308    $46,507   $54,804    $36,457    $35,308
Health Fund
------------------------------------------------------------------------------------------------------------------
Tax Managed         $51,827   $73,192    $76,127   $51,647    $67,790    $71,446   $83,814    $91,016    $97,114
Equity Fund
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
FUND                                              2002                                       2001
------------------------------------------------------------------------------------------------------------------
                               CLASS A    CLASS B   CLASS II  CLASS I     CLASS A   CLASS B     CLASS II  CLASS I
------------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund*   $54,654    $140,997  $23,310        --     $89,213   $259,629    $13,227       --
------------------------------------------------------------------------------------------------------------------
SunAmerica Science             $35,648    $105,407  $15,606   $10,073     $77,223   $259,084    $24,516   $8,691
and Technology Fund**
------------------------------------------------------------------------------------------------------------------


For  the  fiscal  year  ended   October  31,  2000,   fee  waivers  and  expense
reimbursements applicable to the Prior Stock Index Fund were $154,890.

For the fiscal year ended October 31, 2000, from the date of inception of March 1, 2000, fee waivers and expense reimbursements applicable to the Prior Science & Technology Fund were $115,911.


         *Information for the periods prior to August 29, 2001 reflects fee waivers and expense reimbursements paid to the Prior Stock Index Fund by its adviser and not by SunAmerica.

          **Information for the periods prior to August 29, 2001 reflects fee waivers and expense reimbursements paid to the Prior Science & Technology Fund by its adviser and not by SunAmerica.

         The Management Agreement continues in effect with respect to each Fund, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of a Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to a Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         THE ADVISERS. Each of the Advisers performs its advisory operations independently of SunAmerica (although AIGGIC is an affiliate of SunAmerica) and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Advisers' fees. The Advisers are as follows: J.P. Morgan acts as Adviser to the Tax Managed Equity Fund, AIGGIC acts as Adviser to the SunAmerica Stock Index Fund and T. Rowe Price acts as Adviser to the SunAmerica Science & Technology Fund, each pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreements"). SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to a Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

         J.P.  Morgan  is a  wholly  owned  subsidiary  of  J.P.  Morgan  &  Co.
Incorporated,  a bank  holding  company  organized  under the laws of  Delaware.
AIGGIC is an indirect wholly owned subsidiary of AIG, a corporation organized under the laws of New Jersey. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a corporation organized under the laws of Maryland and the holding company for the T. Rowe Price affiliated companies.

         ANNUAL BOARD APPROVAL OF THE MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS. The Board of Directors of the Fund, including the Disinterested Directors, approved the continuation of the Fund's Management Agreement with SunAmerica with respect to each Fund for an additional one-year period. In approving the continuation of the Fund's Management Agreement, the Board, including the Disinterested Directors, considered (i) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by SunAmerica or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by SunAmerica and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds,
(v) economies of scale, (vi) the terms of the agreement, (vii) the overall organization of SunAmerica, as well as the SunAmerica's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by SunAmerica in connection with soft dollar commissions.

           In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

           In making their determination regarding the nature and quality of SunAmerica's services, the Directors considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and Advisers conducted by SunAmerica's research teams. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Funds, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by  counsel  to the  Independent  Directors.  In  reviewing  performance,  the
  Directors particularly reviewed the relative rankings of each Fund and SunAmerica, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Directors considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Directors reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by SunAmerica. Where applicable, the Directors considered that the Funds' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Directors considered SunAmerica's relationships with its affiliates and the resources available to them.

           Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the existing advisory fee structure is fair, reasonable, and that the existing Management Agreement should be continued.

           The Board of Directors, including all of the Independent Directors, considered and approved the Subadvisory Agreements with respect to the applicable Funds. In approving the Subadvisory Agreements, the Board considered the nature and quality of the services provided and the results achieved by the Advisers; the amount and structure of the Advisers' fees generally and the fees payable under the Subadvisory Agreement; comparative fee information of the Funds and representative peer groups; the Fund's investment performance compared to selected peer groups, and to an appropriate combination of indices; economies of scale; the Advisers' profitability and the terms of the Agreements; and the management personnel and operations of the Advisers. The Directors' considerations thereto are described above. As noted above, the materials provided to the Board by Lipper contained comparative fee and performance information. The Directors considered this information as well as the level of assistance and diligence provided by each Adviser with respect to marketing support, compliance and other matters. The Board also considered that the subadvisory fees are paid by SunAmerica and not the Funds. In addition, the Board reviewed the Codes of Ethics of the Advisers, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Fund personnel in connection with their personal transactions in securities held or to acquired by the Fund.

         After   requesting  and  reviewing  such  information  as  they  deemed necessary, the Board concluded that the continuation of the Subadvisory Agreements was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

         The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval.

         For the fiscal year ended October 31, 2002, SunAmerica paid fees to J.P. Morgan equal to 0.45%, as a percentage of the average daily net assets of the Tax Managed Equity Fund in the amount of $442,136. For the fiscal year ended October 31, 2001, SunAmerica paid fees to J.P. Morgan equal to 0.45%, as a percentage of the average daily net assets of the Tax Managed Equity Fund in the amount of $591,064. For the fiscal year ended October 31, 2000, SunAmerica paid fees to J.P. Morgan equal to 0.45%, as a percentage of the average daily net assets of the Tax Managed Equity Fund in the amount of $534,906. J.P. Morgan waived $7,852 of subadvisory fees.

         For the fiscal year ended October 31, 2002 and for the period August 29, 2001 through October 31, 2001, SunAmerica paid AIGGIC 0.20% and 0.02% respectively of the average daily net assets of the SunAmerica Stock Index Fund and the Prior Stock Index Fund in the amount of $63,836 and $1,560, respectively, and paid T. Rowe Price 0.60% of the average daily net assets of the SunAmerica Science & Technology Fund and the Prior Science & Technology Fund in the amount of $74,133 and $14,126, respectively. For the period November 1, 2000 through August 29, 2001, and fiscal year ending October 31, 2000, the subadviser to the Prior Stock Index Fund was paid $5,040 and $2,047, respectively. For the period November 1, 2000 through August 29, 2001, and period (since inception) of March 1, 2000 through October 31, 2000, the adviser to the Prior Science & Technology Fund was paid $87,906 and $55,886, respectively.

         PERSONAL SECURITIES TRADING. The Corporation, SunAmerica and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v)
short-term  trading  profits,  (vi)  gifts,  and (vii)  services  as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the
Advisory  Group  on  Personal   Investing  issued  by  the  Investment   Company

Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation or SunAmerica during the quarter.


         The Advisers have each adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, each Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the applicable Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

         THE DISTRIBUTOR. The Corporation, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with AIG SunAmerica Capital Services, Inc., a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of a Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NY 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature.

However,   certain   promotional   expenses  may  be  borne  by  the  Fund  (see
"Distribution Plans" below).


         The Distribution Agreement with respect to the Fund will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Corporation on behalf of Class I shares of each applicable Fund has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholder services to Class I shareholders pursuant to the Class I Services Agreement, as compensation for services rendered. SACS receives a fee from the Corporation of 0.25% of the average daily net assets of the Fund's Class I shares.

         DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act to permit the Funds directly or indirectly to pay expenses associated with the distribution of its shares. There is no Distribution Plan in effect for Class I shares.

         The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of a Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

         The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution cost as described above.


         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2002, 2001 and 2000.



              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES


---------------------------------------------------------------------------------------------------------
FUND                                 2002                                        2001
---------------------------------------------------------------------------------------------------------
                   CLASS A    CLASS B     CLASS II   CLASS I   CLASS A    CLASS B     CLASS II   CLASS I
---------------------------------------------------------------------------------------------------------
SunAmerica         $80,303    $213,855    $180,332      --    $ 99,712    $245,067    $230,474      --
Biotech/Health
Fund
---------------------------------------------------------------------------------------------------------
Tax Managed
Equity Fund        $86,087    $366,315    $370,248      --    $123,062    $455,986    $505,883      --
---------------------------------------------------------------------------------------------------------
SunAmerica Stock
Index Fund*        $28,442    $216,374    $ 21,729      --    $ 28,384    $236,014    $ 11,976      --
---------------------------------------------------------------------------------------------------------
SunAmerica         $ 9,072    $ 86,854    $  8,620      --    $ 12,873    $123,451    $ 11,670      --
Science &
Technology Fund**
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
FUND                                                               2000
------------------------------------------------------------------------------------------------
                                           CLASS A       CLASS B      CLASS II*     CLASS I
------------------------------------------------------------------------------------------------
SunAmerica Biotech/Health Fund            $ 38,939      $ 37,983      $ 32,446         --
------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                   $127,847      $407,103      $433,750         --
------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund*              $ 20,596      $210,484      $    549         --
------------------------------------------------------------------------------------------------
SunAmerica Science & Technology Fund**    $  6,270      $ 68,010      $  1,345         --
------------------------------------------------------------------------------------------------



         * For the period November 1, 2001 through November 15, 2001 and for the fiscal years ended October 31, 2001 and October 31, 2000, the information shown above was paid by the Prior Stock Index Fund. Class A and B shares commenced offering on November 2, 1998. Class I shares commenced offering on July 7, 2000. Class II shares commenced offering on July 17, 2000.

         On November 16, 2001, upon consummation of the Stock Index Fund Reorganization, Class C shares of the NAF Stock Index Series were reorganized as Class II shares of the Fund.

         ** For the period November 1, 2001 through November 15, 2001 and for the fiscal year ended October 31, 2001 and October 31, 2000, the information shown above was paid by the Prior Science & Technology Fund. Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Science & Technology Fund Reorganization, Class C shares of the NAF Science & Technology Series were reorganized as Class II shares of the Fund.


         Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

         It is possible that in any given year the amount paid to the Distributor under any of the Distributions Plans will exceed the Distributor's distribution costs as described above.


         THE ADMINISTRATOR. The Corporation has entered into a service agreement (the "Service Agreement"), under the terms of which AIG SunAmerica Fund Services, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NY 07311.


         The Service Agreement will remain in effect for two years from the date of approval with respect to the Fund and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Corporation, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, B, II and I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the Corporation). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                         FUND TRANSACTIONS AND BROKERAGE


         As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each respective Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of the Adviser.


         Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently the Funds have such an agreement with Lynch, Jones & Ryan and State Street Brokerage; however a Fundo may enter in agreements with other broker-dealers as well. It is possible that broker-dealers participating in this program in the future might be affiliated with an Adviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.


         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Corporation and may not be used in connection with the Corporation. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


         A directed brokerage agreement includes those arrangements under which products or services (other the execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore, has conveyed the information to its Advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained though the directed brokerage arrangement, though there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/services arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield.


         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

         The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.


         Although the objectives of other accounts or investment companies that an Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a

Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.


         The following table sets forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended October 31, 2002, 2001 and 2000.


                              BROKERAGE COMMISSIONS


                                      2002

---------------------------------------------------------------------------------------------------------------
                                                                                             PERCENTAGE OF
                                                                                               AMOUNT OF
                                                                                             TRANSACTIONS
                                                                       PERCENTAGE OF     INVOLVING PAYMENT OF
                                    AGGREGATE      AMOUNT PAID TO   COMMISSIONS PAID TO     COMMISSIONS TO
                                    BROKERAGE        AFFILIATED          AFFILIATED           AFFILIATED
           FUND                    COMMISSIONS     BROKER-DEALERS      BROKER-DEALERS       BROKER-DEALERS
---------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/                 $371,106           $23,198               6%                   --
Health Fund
---------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund              $54,607
---------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund*          $1,069
---------------------------------------------------------------------------------------------------------------
SunAmerica Science & Technology      $25,210            $542                 2%                   --
Fund*
---------------------------------------------------------------------------------------------------------------



                                      2001


----------------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE OF
                                                                                                AMOUNT OF
                                                                                              TRANSACTIONS
                                                                        PERCENTAGE OF     INVOLVING PAYMENT OF
                                     AGGREGATE      AMOUNT PAID TO   COMMISSIONS PAID TO     COMMISSIONS TO
                                     BROKERAGE        AFFILIATED          AFFILIATED           AFFILIATED
         FUND                       COMMISSIONS     BROKER-DEALERS      BROKER-DEALERS       BROKER-DEALERS
----------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/                  $146,160           --                  --                     --
Health  Fund
----------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund               $24,579           --                  --                     --
----------------------------------------------------------------------------------------------------------------
Prior Stock Index Fund                 $2,576           --                  --                     --
----------------------------------------------------------------------------------------------------------------
Prior Science & Technology Fund       $28,059           --                  --                     --
----------------------------------------------------------------------------------------------------------------

                                      2000

-----------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF
                                                                                                 AMOUNT OF
                                                                                               TRANSACTIONS
                                                                          PERCENTAGE OF    INVOLVING PAYMENT OF
                                        AGGREGATE     AMOUNT PAID TO    COMMISSIONS PAID      COMMISSIONS TO
                                        BROKERAGE      AFFILIATED         TO AFFILIATED         AFFILIATED
           FUND                        COMMISSIONS    BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/                       $25,254           $0                 --                   --
Health Fund
-----------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                   $33,487           $0                 --                   --
-----------------------------------------------------------------------------------------------------------------
Prior Stock Index Fund                     $4,515           $0                 --                   --
-----------------------------------------------------------------------------------------------------------------
Prior Science & Technology Fund**         $15,930         $2,608              30.5%                4.3%
-----------------------------------------------------------------------------------------------------------------

* Includes brokerage commissions paid by the Prior Stock Index Fund and Prior Science & Technology Fund, respectively.

** From date of inception March 1, 2000.



               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


         Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at
(800) 858-8850, extension 6010.


         Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class I shares are not subject to any sales charges. Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their resignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.


         With respect to the Tax Managed Equity Fund and the SunAmerica Biotech/Health Fund, the following table sets forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, as received in each case by the Distributor for the fiscal years ended October 31, 2002, 2001 and 2000.

                                      2002

----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES     AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS II SHARES**
----------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund         $51,044         $26,199            $18,053         $160,078              $13,956
----------------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/Health      $114,522         $43,180            $53,651         $113,888              $12,182
Fund
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                              AMOUNT REALLOWED    AMOUNT REALLOWED
                           FRONT-END SALES      TO AFFILIATED    TO NON-AFFILIATED
                             CONCESSIONS-       BROKER-DEALERS     BROKER-DEALERS
FUND                       CLASS II SHARES     CLASS II SHARES    CLASS II SHARES**
------------------------------------------------------------------------------------
Tax Managed Equity Fund          $25,822             $10,737           $15,085
------------------------------------------------------------------------------------
SunAmerica Biotech/              $23,868             $11,254           $12,614
Health Fund
------------------------------------------------------------------------------------


                                      2001


----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES      AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES   CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS II SHARES**
----------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund        $561,549        $128,969           $358,946          $82,313              $20,509
----------------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/Health      $310,360        $126,134           $141,662         $150,754              $39,152
Fund
----------------------------------------------------------------------------------------------------------------------



                                      B-57


------------------------------------------------------------------------------------
                                              AMOUNT REALLOWED    AMOUNT REALLOWED
                           FRONT-END SALES      TO AFFILIATED    TO NON-AFFILIATED
                             CONCESSIONS-      BROKER-DEALERS      BROKER-DEALERS
FUND                       CLASS II SHARES     CLASS II SHARES    CLASS II SHARES**
------------------------------------------------------------------------------------
Tax Managed Equity Fund         $113,358             $37,385           $75,973
------------------------------------------------------------------------------------
SunAmerica Biotech/             $102,626             $43,824           $58,802
Health 30 Fund
------------------------------------------------------------------------------------


                                      2000


----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES     AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund        $668,191        $358,172           $202,104          $74,787              $34,089
----------------------------------------------------------------------------------------------------------------------
SunAmerica Biotech/Health      $933,122        $170,781           $645,008           $4,640               $2,709
Fund*
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                           FRONT-END SALES    AMOUNT REALLOWED    AMOUNT REALLOWED
                           FRONT-END SALES      TO AFFILIATED    TO NON-AFFILIATED
                             CONCESSIONS-       BROKER-DEALERS     BROKER-DEALERS
FUND                       CLASS II SHARES     CLASS II SHARES    CLASS II SHARES
------------------------------------------------------------------------------------
Tax Managed Equity Fund         $317,901            $192,508          $125,393
------------------------------------------------------------------------------------
SunAmerica Biotech/             $166,583             $57,128          $109,455
Health 30 Fund*
------------------------------------------------------------------------------------

 * From date of inception of June 14, 2000.

** On November 16, 2001, upon consummation of the Reorganization, Class C shares were reorganized as Class II shares of the Fund.

         With respect to the SunAmerica Stock Index Fund/Prior Stock Index Fund and SunAmerica Science and Technology/Prior Science & Technology Fund, the following table sets forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund (Class C shares of the Prior Stock Index Fund and the Prior Science & Technology Fund were re-designated as Class II shares on November 16, 2001), as received in each case by the distributors of the Prior Stock Index Fund and Prior Science & Technology Fund for the period November 1, 2001 through November 15, 2001 and the fiscal years ended October 31, 2001 and 2000 and the Distributor of the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund for the period November 16, 2001 through October 31, 2002.

                                      2002

-----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES     AMOUNT REALLOWED   AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS     BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES     CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
-----------------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund     $77,337         $31,021           $34,849            $48,052               $1,046
-----------------------------------------------------------------------------------------------------------------------
SunAmerica Science &            $19,993         $15,146            $2,067            $25,898                 $163
Technology Fund
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                              AMOUNTS REALLOWED TO       AMOUNTS REALLOWED TO
                                                                   AFFILIATED               NON-AFFILIATED
                                     FRONT-END SALES         BROKER-DEALERS-CLASS II    BROKER-DEALERS-CLASS II
FUND                           CONCESSIONS-CLASS II SHARES           SHARES                     SHARES
------------------------------------------------------------------------------------------------------------------
SunAmerica Stock Index Fund              $18,555                     $8,769                     $9,786
------------------------------------------------------------------------------------------------------------------
SunAmerica Science &                     $1,381                       $630                       $751
Technology Fund
------------------------------------------------------------------------------------------------------------------


                                      2001

-----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES     AMOUNT REALLOWED   AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED    DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS     BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES     CLASS A SHARES     CLASS B SHARES      CLASS C SHARES*
-----------------------------------------------------------------------------------------------------------------------
Prior Stock Index Fund          $93,636         --                 --                $12,020                  $15
-----------------------------------------------------------------------------------------------------------------------
Prior Science & Technology      $73,976         --                 --                 $6,101               $1,436
Fund
-----------------------------------------------------------------------------------------------------------------------

                                      2000

----------------------------------------------------------------------------------------------------------------------
                              FRONT-END
                                SALES     AMOUNT REALLOWED  AMOUNT REALLOWED      CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES    CONTINGENT DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------
Prior Stock Index Fund*        $127,939         $85,990            $35,283          $25,887                $7
----------------------------------------------------------------------------------------------------------------------
Prior Science & Technology     $130,048         $66,326            $54,382           $2,643               $18
Fund **
----------------------------------------------------------------------------------------------------------------------


         * Class C shares commenced offering on July 17, 2000.

         ** From date of inception of March 1, 2000.


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

          YEARS AFTER PURCHASE                  CDSC ON SHARES BEING SOLD

          1st or 2nd year                       4.00%
          3rd and 4th year                      3.00%
          5th year                              2.00%
          6th year                              1.00%
          7th year and thereafter               None

Class B shares convert to Class A shares approximately 8 years after purchase. Class B shares of the Fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholders will receive credit for the period from on or after December 6, 2000 until December 31, 2001 during which the shares were held. The following table sets forth the rates of CDSC applicable to these shares:

          YEARS AFTER PURCHASE                  CDSC ON SHARES BEING SOLD

          1st year                              5.00%
          2nd year                              4.00%
          3rd year and 4th year                 3.00%
          5th year                              2.00%
          6th year                              1.00%
          7th year and thereafter               None

Class B shares convert to Class A shares approximately 8 years after purchase.

Any Class B shares purchased on/after Janurary 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SunAmerica Capital Services, Inc.). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


                                     CLASS B

YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD

Up to 2 years                               5.00%
2 years or more but less than 3 years       4.00%
3 years or more but less than 4 years       3.00%
4 years or more but less than 5 years       2.00%
5 years or more but less than 6 years       1.00%
6 or more years                             None

                                    CLASS II
                     (CALLED CLASS C OF NORTH AMERICA FUNDS)

              YEARS AFTER PURCHASE                  CDSC ON SHARES BEING SOLD

              Up to 1 year                          1.00%
              1 year or more                        None


         WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

         DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

         DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

         SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

         PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through a dealer who has entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.


         PURCHASE BY CHECK. Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Corporation will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Corporation in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Corporation does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Corporation should not be considered verification thereof. Neither the Corporation nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.


         PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of such Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

         PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324- 6496.

Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, extension 6010 to obtain your new account number.


Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [Name of Fund], Class [__] (include shareholder name and account number).

         WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

         REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

         COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

         1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

         2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

         4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

         5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         6.       group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.


         RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other Fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.


         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more of the Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Fund made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund or of other funds advised or managed by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

         REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.



         NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. Shareholders may purchase Class A shares through the program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class A or Class B shares of the respective SunAmerica Mutual Fund. Shareholders may purchase Class II shares through the Program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class II shares of the respective SunAmerica Mutual Fund. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. The NAV Transfer Program is only available through firms that have executed an Agreement with the Distributor to sell shares through the Program. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net

Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder Services at (800) 858-8850.



              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Fund shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.


                               EXCHANGE PRIVILEGE

         Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share.

         Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.


                        DETERMINATION OF NET ASSET VALUE

         The Corporation is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available and securities for which a development/event occurs that may significantly impact the value of such security are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.


         The Fund's liabilities, including proper accruals of expense items, are deducted from total assets.


                                PERFORMANCE DATA

         The Funds may advertise performance data that reflects various measures of total return and the Funds may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.


         Average annual total return is determined separately for Class A, Class B, Class I and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

                  P =      a hypothetical initial purchase payment of $1,000
                  T =      average annual total return
                  n =      number of years
                  ERV      = ending  redeemable  value of a hypothetical  $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

         (a) The maximum sales load (i.e., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

         (b) All dividends and distributions are reinvested at net asset value; and

         (c)      Complete  redemption  occurs at the end of the 1-,  5-, or 10-
                  year   periods  or   fractional   portion   thereof  with  all
                  nonrecurring charges deducted accordingly.


         The Tax Managed Equity Fund's average annual total return for the 1-year period ended October 31, 2002 and from date of inception to October 31, 2002 is as follows:

                             TAX MANAGED EQUITY FUND


--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -10.02%                -23.14%
--------------------------------------------------------------------------
Class B                                    -9.90%                -22.23%
--------------------------------------------------------------------------
Class II                                   -9.38%                -20.58%
--------------------------------------------------------------------------


         *The Fund commenced operations on March 1, 1999.


         The SunAmerica Stock Index Fund's average annual total return for the 1-year period ended October 31, 2002 and from date of inception to October 31, 2002 is as follows:


                          SUNAMERICA STOCK INDEX FUND**


--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                    -6.27%                -20.49%
--------------------------------------------------------------------------
Class B                                    -6.39%                -19.62%
--------------------------------------------------------------------------
Class II                                  -20.94%                -17.70%
--------------------------------------------------------------------------

         * Date of inception: Class A and Class B, November 2, 1998; Class II, July 17, 2000.

         ** Performance shown for periods prior to November 16, 2001 is that of the Prior Stock Index Fund. For periods prior to July 7, 2000, performance shown is that of the Stock Index series of the American General Series Portfolio Company, which was reorganized into the Prior Stock Index Fund on July 7, 2000.

         The SunAmerica Biotech/Health Fund's average annual total return for the 1-year period ended October 31, 2002 and from date of inception to October 31, 2002 is as follows:


                         SUNAMERICA BIOTECH/HEALTH FUND

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                    -19.35%               -34.87%
--------------------------------------------------------------------------
Class B                                    -18.87%               -34.07%
--------------------------------------------------------------------------
Class II                                   -18.18%               -32.65%
--------------------------------------------------------------------------


         * Class A, B and II shares commenced offering on June 14, 2000.


         The SunAmerica Science & Technology Fund's average annual total return for the 1-year period ended October 31, 2002 and from date of inception to October 31, 2002 is as follows:

                     SUNAMERICA SCIENCE & TECHNOLOGY FUND**

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -44.83%                -35.61%
--------------------------------------------------------------------------
Class B                                   -44.52%                -34.57%
--------------------------------------------------------------------------
Class II                                  -45.91%                -33.36%
--------------------------------------------------------------------------
Class I                                   -43.49%                -31.66%
--------------------------------------------------------------------------

         * Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of Science & Technology Fund Registration, Class C shares of the NAF Science & Technology Series were reorganized as Class II shares of the Fund.

         **Performance shown for periods prior to November 16, 2001 is that of the Prior Science & Technology Fund. For periods prior to July 7, 2000, performance shown is that of the Science & Technology series of the American General Series Portfolio Company 2, which was reorganized into the Prior Science & Technology Fund on July 7, 2000.


         The Funds may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.


         Average annual total return (after taxes on distributions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                        n
                                P(1 + T)  = ATVD

                  P    = a hypothetical initial purchase payment of $1,000.
                  T    = average annual total return (after taxes on
                         distributions).
                  n    = number of years.
                  ATV  = ending value of a hypothetical $1,000 payment made
                     D at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The above formula assumes that:

                a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

                b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

                c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

                d.  Complete  redemption occurs at the end of the 1-, 5-, or 10-
                    year  periods  or  fractional   portion   thereof  with  all
                    nonrecurring charges deducted accordingly.


The Funds' average annual total return (after taxes on distributions) for the 1 year period ended October 31, 2002 and since inception is presented below.


                             TAX MANAGED EQUITY FUND

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                  -10.02%                 -23.14%
--------------------------------------------------------------------------
Class B                                   -9.90%                 -22.23%
--------------------------------------------------------------------------
Class II                                  -9.38%                 -20.58%
--------------------------------------------------------------------------

         *The Fund commenced operations on March 1, 1999.


                          SUNAMERICA STOCK INDEX FUND**

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                    -6.64%               -20.68%
--------------------------------------------------------------------------
Class B                                    -6.52%               -19.63%
--------------------------------------------------------------------------
Class II                                  -21.00%               -17.70%
--------------------------------------------------------------------------

         * Date of inception: Class A and Class B, November 2, 1998; Class II, July 17, 2000.

         ** Performance shown for periods prior to November 16, 2001 is that of the Prior Stock Index Fund. For periods prior to July 7, 2000, performance shown is that of the Stock Index series of the American General Series Portfolio Company, which was reorganized into the Prior Stock Index Fund on July 7, 2000.


                         SUNAMERICA BIOTECH/HEALTH FUND

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -19.90%                -34.87%
--------------------------------------------------------------------------
Class B                                   -19.45%                -34.07%
--------------------------------------------------------------------------
Class II                                  -18.74%                -32.65%
--------------------------------------------------------------------------

         * Class A, B and II shares commenced offering on June 14, 2000.

                     SUNAMERICA SCIENCE & TECHNOLOGY FUND**

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -44.83%                 -35.61%
--------------------------------------------------------------------------
Class B                                   -44.52%                 -34.57%
--------------------------------------------------------------------------
Class II                                  -45.91%                 -33.36%
--------------------------------------------------------------------------
Class I                                   -43.49%                 -31.66%
--------------------------------------------------------------------------

         * Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of Science & Technology Fund Registration, Class C shares of the NAF Science & Technology Series were reorganized as Class II shares of the Fund.

         **Performance shown for periods prior to November 16, 2001 is that of the Prior Science & Technology Fund. For periods prior to July 7, 2000, performance shown is that of the Science & Technology series of the American General Series Portfolio Company 2, which was reorganized into the Prior Science & Technology Fund on July 7, 2000.


         Average annual total return (after taxes on distributions and redemptions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                        n
                                P(1 + T)  = ATV
                                               DR

                  P      =  a hypothetical initial purchase payment of $1,000.
                  T      =  average annual total return (after taxes on
                            distributions and redemption).
                  n      =  number of years.
                  ATV    =  ending value of a hypothetical $1,000 payment
                     DR     made
                           at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on fund.

                                    The above formula assumes that:

                a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

                b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

                c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

                d.  Complete  redemption occurs at the end of the 1-, 5-, or 10-
                    year  periods  or  fractional   portion   thereof  with  all
                    nonrecurring charges deducted accordingly.


         The Funds' average annual total return (after taxes on distributions and redemptions) for the 1 year period ended October 31, 2002 and since inception is presented below.


                             TAX MANAGED EQUITY FUND

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -7.78%                 -14.21%
--------------------------------------------------------------------------
Class B                                   -7.69%                 -13.65%
--------------------------------------------------------------------------
Class II                                  -7.29%                 -12.64%
--------------------------------------------------------------------------

         *The Fund commenced operations on March 1, 1999.


                          SUNAMERICA STOCK INDEX FUND**

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                    -5.03%                -12.55%
--------------------------------------------------------------------------
Class B                                    -5.05%                -12.05%
--------------------------------------------------------------------------
Class II                                  -16.22%                -10.86%
--------------------------------------------------------------------------

         * Date of inception: Class A and Class B, November 2, 1998; Class II, July 17, 2000.

         ** Performance shown for periods prior to November 16, 2001 is that of the Prior Stock Index Fund. For periods prior to July 7, 2000, performance shown is that of the Stock Index series of the American General Series Portfolio Company, which was reorganized into the Prior Stock Index Fund on July 7, 2000.


                         SUNAMERICA BIOTECH/HEALTH FUND

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                    -15.13%               -21.41%
--------------------------------------------------------------------------
Class B                                    -14.78%               -20.92%
--------------------------------------------------------------------------
Class II                                   -14.26%               -20.05%
--------------------------------------------------------------------------

         * Class A, B and II shares commenced offering on June 14, 2000.


                     SUNAMERICA SCIENCE & TECHNOLOGY FUND**

--------------------------------------------------------------------------
                                       RETURN SINCE
    SHARE CLASS                          INCEPTION*              ONE YEAR
--------------------------------------------------------------------------
Class A                                   -31.55%                -21.86%
--------------------------------------------------------------------------
Class B                                   -31.38%                -21.23%
--------------------------------------------------------------------------
Class II                                  -33.24%                -20.48%
--------------------------------------------------------------------------
Class I                                   -30.80%                -19.44%
--------------------------------------------------------------------------

         * Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of Science & Technology Fund Registration, Class C shares of the NAF Science & Technology Series were reorganized as Class II shares of the Fund.

         **Performance shown for periods prior to November 16, 2001 is that of the Prior Science & Technology Fund. For periods prior to July 7, 2000, performance shown is that of the Science & Technology series of the American General Series Portfolio Company 2, which was reorganized into the Prior Science & Technology Fund on July 7, 2000.



         COMPARISONS

         The Funds may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:

         a) AMEX Biotech Index -- is based on 15 stocks and is designed to provide a balanced measurement of core companies in the biotech industry.

         b) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         c) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

         d) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         e) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         f) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         h) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         i) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

         j) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

         k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         o) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass -Through Securities that includes single family and graduated payment mortgages.

         p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         q)       Value Line  Geometric  Index--  broad  based  index made up of
                  approximately   1700  stocks  each  of  which  have  an  equal
                  weighting.

         r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

         u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                     Australian Dollars                   Netherlands Guilders
                     Canadian Dollars                     Swiss Francs
                     European Currency Units              UK Pound Sterling
                     French Francs                        U.S. Dollars
                     Japanese Yen German Deutsche Marks

         w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         x) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia,

                  Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

         aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         bb) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         cc) Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         dd) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


         ee) Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $11 billion; the median market capitalization was approximately $3.5 billion. The smallest company in the index had an approximate market capitalization of $1.3 billion.

         ff) Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $821 billion; the median market capitalization was approximately $519 million. The largest company in the index has an approximate market capitalization of $3.5 billion.


         gg) Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

         hh) NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.

         ii) Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

         jj) Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

         kk) Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

         ll) Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

         mm) Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Fund is to pay investment income dividends, if any, at least annually. The Fund intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of

$10.00 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

         TAXES. Each Fund is and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Fund generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Fund acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sale of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a taxable  year,  generally  are required to be treated as sold at market value on the last day of such taxable year for federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by such Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions or over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of the Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.


         A Fund may be required to backup withhold U.S. federal income tax at the rate of 30% in the year 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.


         Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS


         Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850, extension 6074. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.


         PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

         TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

         TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

         SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

         ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

         EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


         INDIVIDUAL(K)

         The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

         529 PLAN

         The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

         Ownership of the Corporation is represented by shares of common stock. The total number of shares that the Corporation has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

         Currently, shares for each Fund have been authorized pursuant to the Corporation's Articles of Incorporation ("Articles") and are divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Directors may authorize the creation of additional funds of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular portfolio of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Funds are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the Fund affected by the matter may be entitled to vote.

         The classes of shares of the Funds are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC,
(vi) Class I shares are not subject to any sales  charges or  distribution  fees
(vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other Fund of the Corporation or other SAMFs that offer that class except that Class II shares will be exchangeable into Class C shares of the other SAMFs that do not offer Class II. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provide that the Corporation shall indemnify (i) the Directors and officers, whether serving the Corporation or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-laws and be permitted by law. The duration of the Corporation shall be perpetual.



                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE.


         The following is the offering price calculation for each Class of shares of each Fund, based on the value of each Fund's net assets as of October 31, 2002.

---------------------------- ------------------------------------------------ -----------------------------------------------
                             SunAmerica Biotech/Health Fund                              Tax Managed Equity Fund
---------------------------- ------------------------------------------------ -----------------------------------------------
                             Class A         Class B**        Class II***     Class A           Class B**      Class II***
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Net Assets.................. $16,092,170     $15,756,922      $12,448,481     $16,587,402     $25,702,824     $26,429,523
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Shares of Beneficial
interest issued and
outstanding.................   2,111,509       2,101,030        1,657,769       1,842,075       2,924,398       3,002,990
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Net Asset Value and
Redemption Price Per Share
(net assets divided by
number of shares)...........       $7.62           $7.50            $7.51           $9.00           $8.79           $8.80
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Sales charge for Class A
Shares 5.75% of offering
price (6.10% of net asset
value per share)*...........       $0.46              --               --           $0.55              --              --
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Sales charge for Class II
Shares 1.00% of offering
price (1.01% of net asset
value per shares)*..........          --              --            $0.08              --              --           $0.09
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------
Offering Price..............       $8.08           $7.50            $7.59           $9.55           $8.79           $8.89
---------------------------- --------------- ---------------- --------------- --------------- --------------- ---------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 SunAmerica Stock Index Fund                        SunAmerica Science & Technology Fund
-----------------------------------------------------------------------------------------------------------------------------------
                     Class A      Class B**     Class II***     Class I**   Class A       Class B**     Class II***    Class I**
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets........  $7,268,553   $18,851,893     $2,881,649        --      $2,067,862     $6,439,849      $573,913      $145,751
-----------------------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding.......     923,100     2,412,279        370,547        --         950,644      3,013,060       275,537        66,700
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
Per Share (net
assets divided
by number of
shares)...........       $7.87          $7.81         $7.78        --           $2.18          $2.14         $2.08         $2.19
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge for
Class A 5.75% of
offering price
(6.10% of
net asset
value per share)*        $0.48            --             --        --           $0.13             --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge
for Class II
Shares 1.00% of
offering price
(1.01% of
net asset
value per
shares)*..........          --            --          $0.08        --              --             --         $0.02            --
-----------------------------------------------------------------------------------------------------------------------------------
Offering Price....       $8.35         $7.81          $7.86        --           $2.31          $2.14         $2.10         $2.19
-----------------------------------------------------------------------------------------------------------------------------------


* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class I shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within seven years of purchase.

*** Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.


         REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of each Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.

         CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street by

National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

         INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.


                                   INDEX FUNDS


The SunAmerica Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Corporation or its investors regarding the advisability of investing in securities generally or in the SunAmerica Stock Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P has no obligation to take the interests of the Corporation or its investors into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the SunAmerica Stock Index Fund or the timing of the issuance or sale of such Fund or in the determination or calculation of the equation by which such Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE CORPORATION FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS


         The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the Corporation's annual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

              AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

              A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

              Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



                                   Appendix-1

              Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

              C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

        --  Leading market positions in well established industries

        --  High rates of return on funds employed

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

        -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while




                                   Appendix-2
sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and



                                   Appendix-3
provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

              AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

              A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

              BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                               Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

              BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

              B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

              CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of



                                   Appendix-4
                               principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

              CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

              C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

              CI The rating CI is reserved for income bonds on which no interest is being paid.

              D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              ----------
              Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

              L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

              * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

              NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt   Obligations  of  Issuers  outside  the  United  States  and  its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-



                                   Appendix-5
worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

              A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

              A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

              A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

              A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

              B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

              C                This  rating  is  assigned  to  short-term   debt
                               obligations with a doubtful capacity for payment.

              D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.



                                   Appendix-6

                                   Appendix-7

                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

                   SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
                    SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
                  SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2003


Harborside Financial Center                             General Marketing and
3200 Plaza 5                                            Shareholder Information
Jersey City, NJ 07311                                   (800) 858-8850


         SunAmerica Strategic Investment Series, Inc. (the "Corporation") consists of seven different funds: SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund, SunAmerica Conservative Growth LifeStage Fund, Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund. This Statement of Additional Information relates only to three of the investment funds: SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund (each, a "Fund" and collectively the "Funds" or the "SunAmerica LifeStage Funds"). Each Fund has distinct investment objectives and strategies.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Funds' Prospectus dated February 28, 2003. To obtain a Prospectus free of charge, please call the Corporation at
(800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Corporation's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Corporation at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE


THE CORPORATION..............................................................101
INVESTMENT OBJECTIVES AND POLICIES...........................................101
INVESTMENT RESTRICTIONS......................................................107
DIRECTORS AND OFFICERS.......................................................109
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........118
FUND TRANSACTIONS AND BROKERAGE..............................................125
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................126
CLASS B......................................................................128
CLASS II  (called Class C of North American Funds)...........................129
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................134
EXCHANGE PRIVILEGE...........................................................135
DETERMINATION OF NET ASSET VALUE.............................................136
PERFORMANCE DATA.............................................................137
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................148
RETIREMENT PLANS.............................................................153
DESCRIPTION OF SHARES........................................................155
ADDITIONAL INFORMATION.......................................................157
FINANCIAL STATEMENTS.........................................................159
APPENDIX.......................................................................1

         No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation, AIG SunAmerica Asset Management Corp. or AIG SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE CORPORATION


         The Corporation, an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), was organized as a Maryland corporation on December 16, 1998. The Corporation currently consists of seven series: the Tax Managed Equity Fund, the SunAmerica Biotech/Health Fund, the SunAmerica Stock Index Fund, the SunAmerica Science & Technology Fund, the SunAmerica Aggressive Growth LifeStage Fund, the SunAmerica Moderate Growth LifeStage Fund and the SunAmerica Conservative Growth LifeStage Fund. Each of the Funds is a non-diversified investment company within the meaning of the 1940 Act, except for the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science and Technology Fund.


         The Board of Directors of the Corporation approved the creation of the SunAmerica Stock Index Fund, the SunAmerica Science & Technology Fund and each of the three SunAmerica LifeStage Funds at its August 22, 2001 Board meeting. Each of these new Funds is the survivor of a reorganization with the corresponding series of the North American Funds (referred to as the "Prior Stock Index Fund," the "Prior Science & Technology Fund," the "Prior Aggressive Growth LifeStage Fund," the "Prior Moderate Growth LifeStage Fund" and the "Prior Conservative Growth LifeStage Fund," respectively). This Statement of Additional Information relates only to the SunAmerica Aggressive Growth LifeStage Fund, the SunAmerica Moderate Growth LifeStage Fund and the SunAmerica Conservative Growth LifeStage Fund. AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") serves as investment adviser for each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of the Funds are described in the Funds' Prospectus. Each of the Funds follows a fund of funds investment strategy in which the assets of the Fund are invested in shares of other SunAmerica Mutual Funds ("Underlying Funds"). The SunAmerica Mutual Funds ("SAMF") consist of investment portfolios of the following SunAmerica companies: SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and other SunAmerica mutual funds companies that may be established in the future. Certain types of securities in which the Underlying Funds may invest and certain investment practices the Funds or the Underlying Funds may employ, which are described under "More Information about the Funds - Investment Strategies" in the Prospectus, are discussed more fully below. The Funds will purchase and hold Class I shares of the Underlying Funds, which are not subject to any sales charges or distribution fees.

         FUND OF FUNDS INVESTMENTS. A fund of funds investment strategy generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, and bonds and other fixed income securities). A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Fund will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Fund assets among the Underlying Funds, and (ii) investors in a Fund can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Fund.

         Unless otherwise specified, the Underlying Funds may invest in the following securities.

         EQUITY SECURITIES. Each of the Funds may invest significantly in Underlying Funds that invest significantly in equity securities. The SunAmerica Aggressive Growth LifeStage Fund expects to invest 45% to 85% of Fund assets in such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to invest 30% to 75% of Fund assets in such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to invest 20% to 65% of Fund assets in such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to equity-focused Underlying Funds increases and is expected to be most significant with respect to the SunAmerica Aggressive Growth LifeStage Fund.


         The Underlying Funds' investment portfolios may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility, especially in the information technology and Internet sectors.

         The Adviser does not restrict certain Underlying Funds' investments in equity securities with respect to market capitalization, and the Underlying
Funds may invest in smaller capitalization companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


         FOREIGN SECURITIES. Each of the Funds may invest in Underlying Funds that invest significantly in foreign securities. The SunAmerica Aggressive Growth LifeStage Fund expects to allocate 10% to 35% of Fund assets to such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to allocate 7% to 25% of Fund assets to such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to allocate 5% to 15% of Fund assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to international-focused Underlying Funds increases.


         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

         The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds' non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds' non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         BONDS AND OTHER FIXED INCOME SECURITIES. Each of the Funds may invest significantly in Underlying Funds that invest significantly in bonds and other fixed income securities. The

SunAmerica Aggressive Growth LifeStage Fund expects to invest 10% to 20% of Fund assets to such Underlying Funds; the SunAmerica Moderate Growth LifeStage Fund expects to invest 15% to 45% of Fund assets to such Underlying Funds; and the SunAmerica Conservative Growth LifeStage Fund expects to invest 25% to 75% of Fund assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Fund's allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the SunAmerica Conservative Growth LifeStage Fund.


         Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

         Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements.

         When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Fund may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

         ILLIQUID SECURITIES. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like.

         SECURITIES OF TECHNOLOGY COMPANIES. The Underlying Funds will at times invest in technology companies. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scientific and technological developments and changes on governmental regulation and policies.

         DERIVATIVES STRATEGIES. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Funds may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

         SHORT-TERM DEBT SECURITIES. As described in the Prospectus, in addition to their primary investments, the Funds may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Fund during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Fund may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Funds may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

         DIVERSIFICATION. The Funds are classified as "non-diversified" for purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent a Fund makes investments in excess of 5% of its assets in the securities of a particular issuer (e.g., one of the Underlying Funds), its exposure to the risks associated with that issuer is increased. Because the Funds invest in a limited number of issuers (the Underlying Funds), the performance of particular securities may adversely affect the Funds' performance or subject the Funds to greater price volatility than that experienced by diversified investment companies. The Underlying Funds are generally "diversified" investment companies for purposes of the 1940 Act.

         The Funds intend to maintain the required level of diversification and otherwise conduct their operations in order to qualify as "regulated investment companies" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of a Fund's strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

         BORROWING. As a matter of fundamental policy a Fund is authorized to borrow up to 33 1/3% of its total assets. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Fund may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of a Fund's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Fund's assets would be reduced due to the added expense of interest on borrowed monies. A Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

         In seeking to enhance investment performance, a Fund may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, a Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when a Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when a Fund's assets increase or decrease in value than would otherwise be the case. The Funds' policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

         Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

         INVESTORS SHOULD ALSO CONSIDER REVIEWING MATERIALS APPLICABLE TO THE UNDERLYING FUNDS. THE UNDERLYING FUNDS IN WHICH THE FUNDS ARE INVESTED AS OF THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION ARE:


         SunAmerica Core Bond Fund, SunAmerica Blue Chip Growth Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica International Equity Fund and the Focused Multi-Cap Value Portfolio.


         FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL (800) 858-8850.

                             INVESTMENT RESTRICTIONS

         The Funds are subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. A "majority of the outstanding voting securities" of each Fund for this purpose means the lesser of
(i) 67% of the shares of each Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions a Fund may not:

          1. Invest more than 25% of a Fund's assets in the securities of issuers engaged in the same industry, other than SunAmerica Mutual Funds.

          2. Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) a Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Fund's engaging in reverse repurchase agreements and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          3. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities and provided further that the Underlying Funds may deal in real estate, real estate mortgage loans or interests in real estate or real estate mortgage loans.

          4. Purchase or sell commodities or commodity contracts, except to the extent that a Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments. The Funds have no present intention of engaging in such transactions.

          5. Engage in underwriting of securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities of such Fund.

          6. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) as otherwise permitted by exemptive order of the SEC.

          7. Issue senior securities as defined in the 1940 Act, except that the Funds may enter into repurchase agreements and reverse repurchase agreements, borrow money as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         For  purposes  of  determining  industry  concentration   described  in
fundamental restriction no. 1, the securities held by the Underlying Funds will be determinative.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. The Funds may not:

          1. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

          2. Pledge, mortgage or hypothecate their assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Funds may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

          3.   Lend their portfolio securities.

          4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this limitation.

                             DIRECTORS AND OFFICERS


         The following table lists the Directors and executive officers of the Corporation, their ages and principal occupations during the past five years. The business address of each Director and executive officer is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

                            DISINTERESTED DIRECTORS


                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time        Principal Occupation    Overseen by    Other Directorships
Name and Date of Birth       Fund           Served                during the last 5 years Director(1)    Held by Director(2)
------------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith         Director       18 years              Retired; formerly,      45              Board of Directors of
DOB: February 21, 1933                                            President and General                   BJ's Wholesale Club;
                                                                  Manager, WCVB-TV, a                     Board of Directors of
                                                                  division of the                         the Boston Stock
                                                                  Hearst Corp.  (1982                     Exchange
                                                                  to 1994);
                                                                  Director/Trustee of
                                                                  SAMF and Anchor
                                                                  Series Trust ("AST").

----------------------
(1) The "Fund Complex" consists of all registered investment company portfolios for which the Adviser serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), Anchor Pathway Funds (7 funds) SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios).

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time        Principal Occupation    Overseen by    Other Directorships
Name and Date of Birth       Fund           Served                during the last 5 years Director(1)    Held by Director(2)
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Director       1 year                Retired                 75              Director, Compaq
DOB: October 6, 1945                                              Administrator.                          Computer Corporation
                                                                  Director, VALIC                         (1992 to present);
                                                                  Company I (November                     Director, A.G. Belo
                                                                  1998 to present);                       Corporation (1992 to
                                                                  Director, VALIC                         present); Director,
                                                                  Company II, (August                     Sysco Corporation
                                                                  1998 to present);                       (1996 to present);
                                                                  Director/Trustee of                     Director, Luby's,
                                                                  SAMF and SunAmerica                     Inc. (1998 to
                                                                  Senior Floating Rate                    present); Director,
                                                                  Fund, Inc.                              University of Texas
                                                                  ("SASFR").                              Board of Regents (May
                                                                  Formerly, President,                    2001 to present).
                                                                  United Way of the                       Formerly, Director,
                                                                  Texas Gulf Coast                        CypressTree Senior
                                                                  (1992-1998).                            Floating Rate Fund,
                                                                                                          Inc. (June 2000 to May
                                                                                                          2001); Formerly Director,
                                                                                                          USLIFE Income Fund, Inc.
                                                                                                          (November 1998 to December
                                                                                                          2001); Formerly, Director,
                                                                                                          Houston Branch of the
                                                                                                          Federal Reserve Bank of
                                                                                                          Dallas (1992-2000);
                                                                                                          Formerly, Board Member,
                                                                                                          Sisters of Charity of the
                                                                                                          Incarnate Word
                                                                                                          (1996-1999);

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time        Principal Occupation    Overseen by    Other Directorships
Name and Date of Birth       Fund           Served                during the last 5 years Director(1)    Held by Director(2)
------------------------------------------------------------------------------------------------------------------------------------
William F. Devin             Director       1 year                Director/Trustee of     72              Member of the Board
DOB: December 30, 1938                                            SAMF; SASFR; VALIC                      of Governors, Boston
                                                                  Company I and VALIC                     Stock Exchange
                                                                  Company II. Vice                        (1985-Present);
                                                                  President,  Fidelity                    formerly, Executive;
                                                                  Capital Markets, a                      formerly, Director
                                                                  division of National                    Cypress Tree Senior
                                                                  Financial Services                      Floating Rate Fund,
                                                                  Corporation                             Inc. (October
                                                                  (1966-1996)                             1997-May 2001);
                                                                                                          formerly
                                                                                                          Fidelity Capital
                                                                                                          Markets, a division
                                                                                                          of National Financial
                                                                                                          Services Corporation
                                                                                                          (1966-1996)
------------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    17 years              Attorney, solo          46              Director of North
DOB: March 7, 1940           the Board                            practitioner,                           European Oil Royal
                                                                  Chairman of the                         Trust
                                                                  Boards of SAMF and
                                                                  AST.  Director
                                                                  of SASFR.
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Director       18 years              Partner and Managing    46              None
DOB: May 10, 1943                                                 Member of B.B.
                                                                  Associates LLC
                                                                  (menswear specialty
                                                                  retailing  and
                                                                  other activities)
                                                                  since June
                                                                  1988; Director/
                                                                  Trustee of  SAMF,
                                                                  AST and SASFR.
------------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa            Director       11 years              Founder and Chairman    37              Director, Real Estate
DOB: July 18, 1929                                                of the Board of the                     Business Service and
                                                                  Sterpa Group
                                                                  (real Countrywide
                                                                  Financial estate)
                                                                  since 1962;
                                                                  Director/Trustee
                                                                  of SAMF.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS


                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time        Principal Occupation    Overseen by    Other Directorships
Name and Date of Birth       Fund           Served                during the last 5 years Director(1)    Held by Director(2)
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)          Director       8 years               Director and President, 83              None
DOB: January 23, 1954                                             the Adviser, since
                                                                  August 1995; Director,
                                                                  AIG SunAmerica Capital
                                                                  Services, Inc.
                                                                  ("SACS"), since August
                                                                  1993; Director and
                                                                  President, AIG
                                                                  SunAmerica Fund
                                                                  Services, Inc.
                                                                  ("SAFS"), from May 1988
                                                                  to 2002; Director,
                                                                  AIG Financial Adviser
                                                                  Services, Inc.
                                                                  ("AIGFAS") since 2000;
                                                                  Director VALIC Company
                                                                  I and VALIC Company II
                                                                  since October 2001;
                                                                  Director/Trustee SAMF,
                                                                  AST, SASFR.
------------------------------------------------------------------------------------------------------------------------------------

----------
(3) Mr. Harbeck is considered to be an Interested Director because he serves as President and Director of the Adviser, Director of AIGFAS, Director of SACS and Director and President of SAFS.

OFFICERS

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time        Principal Occupation    Overseen by    Other Directorships
Name and Date of Birth       Fund           Served                during the last 5 years Director(1)    Held by Director(2)
------------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz             Vice           7 Years               Executive Vice          N/A             N/A
DOB: October 14, 1958        President                            President of the
                                                                  Adviser, since April
                                                                  1996; Director and
                                                                  Chairman of the Board,
                                                                  AIGFAS since February
                                                                  2000; Vice President,
                                                                  SAMF since November
                                                                  1999; Director and
                                                                  President, SACS, since
                                                                  April 1996.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem              President      11 Years              Senior Vice President   N/A             N/A
DOB: January 26, 1958                                             and General Counsel,
                                                                  the Adviser, since
                                                                  April 1993; Executive
                                                                  Vice President, General
                                                                  Counsel and Director,
                                                                  SACS, since August
                                                                  1993; Vice President,
                                                                  General Counsel and
                                                                  Assistant Secretary,
                                                                  SAFS, since January
                                                                  1994; Vice President,
                                                                  SAST, APF and Seasons;
                                                                  Assistant Secretary,
                                                                  SAST and APF, since
                                                                  September 1993;
                                                                  Assistant Secretary,
                                                                  Seasons, since April
                                                                  1997; Secretary of
                                                                  SAMF, SASFR and AST
                                                                  from 1992-2002.. Vice
                                                                  President and Assistant
                                                                  Secretary VALIC Company
                                                                  I and VALIC Company II
                                                                  since October 2001.
---------------------------------------------------------------------------------------------------------------------------------
Donna M. Handel              Treasurer      6 months              Vice President, SAAMCo; N/A             N/A
DOB: June 25, 1966                                                Vice President (from
                                                                  2000 to 2002) and
                                                                  Assistant Treasurer
                                                                  (from 1996 to 2002),
                                                                  SunAmerica Equity Funds,
                                                                  SunAmerica Income Funds
                                                                  and SunAmerica Money
                                                                  Market Funds, Inc.,
                                                                  Anchor Series Trust
                                                                  ("AST") and SunAmerica
                                                                  Style Select Series,
                                                                  Inc. ("Style Select");
                                                                  Vice President (from
                                                                  2000 to 2002 and
                                                                  Assistant Treasurer
                                                                  (from 1999 to 2002),
                                                                  SunAmerica Strategic
                                                                  Investment Series, Inc.
                                                                  Vice-President (since
                                                                  November 2000), Seasons
                                                                  and APF; Assistant
                                                                  Treasurer, Seasons and
                                                                  APF (since October 2001)
                                                                  VALIC Company I and
                                                                  VALIC Company II; Vice
                                                                  President and Assistant
                                                                  Treasurer, SFR (since
                                                                  November 2001).
------------------------------------------------------------------------------------------------------------------------------------


         The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and each Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Corporation's articles of incorporation. Directors and officers of the Corporation are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS and other affiliates.

         The Corporation pays each Director who is not an interested person of the Corporation or SunAmerica, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Corporation's net assets) an aggregate of $40,000 in annual compensation for acting as director or trustee to SAMF. In addition, each Disinterested Director receives $20,000 in annual compensation for acting as trustee to AST. Each Director of SASFR receives $900 per quarterly meeting for acting as a Director. Also, each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Board of the SunAmerica Mutual Funds. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or any of the Funds.

          The Board of Directors has established two committees, i.e. Audit and Nominating.

         Each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committee of SAMF, SASFR and AST. Each member of the Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Corporation. The Audit Committee met twice during the fiscal year ended December 31, 2002.

          The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2002.


         The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the
"Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


         As of February 2, 2002, the Directors and officers of the Corporation owned in the aggregate, less than 1% of each Class of the Corporation's total outstanding shares.

         A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' outstanding shares as of February 3, 2003:



FUND NAME AND CLASS                    HOLDER AND ADDRESS                             PERCENTAGE OWNED OF RECORD
-------------------                    ------------------                             --------------------------
SunAmerica Aggressive Growth           VALIC Seed Account                             Owned of record 34%
LifeStage Fund-Class A                 Houston, TX 77019

                                       SunAmerica Trust Co. CUST for the IRA          Owned of record 5%
                                       Starkville, MS 39759

SunAmerica Aggressive Growth           VALIC Seed Account                             Owned of record 8%
LifeStage Fund-Class B                 Houston, TX 77019

SunAmerica Aggressive Growth           SunAmerica Trust Co. CUST for the IRA          Owned of record 5%
LifeStage Fund-Class II                South Berwick, ME 03908

                                       SunAmerica Trust Co. CUST for the IRA          Owned of record 6%
                                       Turlock, CA 95380

                                       SunAmerica Trust Co. CUST                      Owned of record 7%
                                       Insight Group Inc 401k Plan
                                       Marion, IA 52302

SunAmerica Conservative Growth         VALIC Seed Account                             Owned of record 30%
LifeStage Fund-Class A                 Houston, TX 77019

                                       Katherine A. Kirby                             Owned of record 5%
                                       El Paso, IL 61738

SunAmerica Conservative Growth         VALIC Seed Account                             Owned of record 15%
LifeStage Fund-Class B                 Houston, TX 77019

SunAmerica Conservative Growth         USBancorp Piper Jaffray                        Owned of record 7%
LifeStage Fund-Class II                Minneapolis, MN 55402

                                       SunAmerica Trust Co. CUST FBO                  Owned of record 5%
                                       Columbus, GA 31903

                                       Raymond James & Assoc. Inc.                    Owned of record 5%
                                       St Petersburg, FL 33716

SunAmerica Moderate Growth LifeStage   VALIC Seed Account                             Owned of record 27%
Fund-Class A                           Houston, TX 77019

                                       SunAmerica Trust Co. CUST FBO                  Owned of record 10%
                                       Virginia Beach, VA 23456

SunAmerica Moderate Growth LifeStage   VALIC Seed Account                             Owned of record 8%
Fund-Class B                           Houston, TX 77019

SunAmerica Moderate Growth LifeStage   SunAmerica Trust Co. CUST for the IRA          Owned of record 10%
Fund-Class II                          Chattanooga, TN 37405

                                       Cathy H, Cutchins                              Owned of record 5%
                                       Westminster, MD 21158

                                       Merrill Lynch, Pierce, Fenner & Smith, Inc.    Owned of record 11%
                                       Jacksonville, FL 32246


         The following table sets forth information summarizing the compensation that the Corporation paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2002. Neither Directors who are interested persons of the Corporation nor any officers of the Corporation receives any compensation.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                    Pension or                                Total Compensation
                              Aggregate             Retirement Benefits    Estimated Annual   from Corporation and
                              Compensation from     Accrued as Part of     Benefits Upon      Fund Complex Paid to
Director                      Corporation           Corporation Expenses   Retirement         Directors(1)
S. James Coppersmith          $1,738                $3,576                 $28,757            $75,000
Samuel M. Eisenstat           $1,815                $3,025                 $49,016            $88,840
Stephen J. Gutman             $1,737                $3,056                 $64,594            $84,840
Sebastiano Sterpa(2)          $1,781                $961                   $10,104            $53,333
Judith L. Craven(2)(3)        $1,720                N/A                    N/A                $121,756
William F. Devin(2)(3)        $1,720                N/A                    $17,334            $120,556
--------------------------------------------------------------------------------------------------------------------

(1)  Complex includes SAMF and AST.

(2)  Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

(3) Dr. Craven and Mr. Devin were elected to the Board effective November 16, 2001.

DIRECTOR OWNERSHIP OF FUND SHARES

  The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2002.

--------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                                                                         COMPANIES OVERSEEN BY
                                                  DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
           NAME OF DIRECTOR                      SECURITIES IN THE FUND(1)               INVESTMENT COMPANIES(2)
--------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                                        0                               $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                        0                                     None
--------------------------------------------------------------------------------------------------------------------
William F. Devin                                            0                                     None
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                     $0-$10,000                          $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                           0                                     None
--------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa                                           0                                  >$100,000
--------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                                         0                                  >$100,000
--------------------------------------------------------------------------------------------------------------------



       ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR


         AIG SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Corporation, on behalf of the Funds. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2002 SunAmerica managed, advised and/or administered in excess of $31 billion of assets.

         AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other activities include financial services and asset management.


         Under the Management Agreement, SunAmerica selects and manages the investments of the Funds (I.E., selects the Underlying Funds and allocates and reallocates Fund assets among them), provides various administrative services and supervises the Corporation's daily business affairs, subject to general review by the Directors.

         Except to the extent otherwise specified in the Management Agreement, each Fund pays, or causes to be paid, all other expenses of the Corporation and each Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing



----------------
(1) Where a Fund is not listed with respect to a Director, the Director held no shares of the Fund.

(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (8 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (33 portfolios) and Seasons (19 portfolios).

(3) Interested Director
agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of each Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of each Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation. The Funds indirectly bear their proportionate share of similar expenses at the Underlying Funds level.


         The annual rate of the investment advisory fee that apply to each Fund are set forth in the Prospectus.

         SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 0.50% of the assets of Class A shares, 0.40% of the assets of Class I shares and 1.15% of the assets of Class B and Class II shares for the each Fund.

         Any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

         For the fiscal year ended October 31, 2002, SunAmerica Aggressive Growth LifeStage Fund paid SunAmerica $21,914 for advisory services, SunAmerica Moderate Growth LifeStage Fund paid SunAmerica $28,094 for advisory services, and SunAmerica Conservative Growth LifeStage Fund paid SunAmerica $18,720 for advisory services. For the period August 29, 2001 through October 31, 2001, Prior Aggressive Growth LifeStage Fund paid SunAmerica $3,801 for advisory services, Prior Moderate Growth LifeStage Fund paid SunAmerica $4,669 for advisory services, and Prior Conservative Growth LifeStage Fund paid SunAmerica $3,382 for advisory services.

         For  the  period  November  1,  2000  through  August  29,  2001  Prior
Aggressive Growth LifeStage Fund paid $20,368 for advisory services, Prior Moderate Growth LifeStage Fund paid $18,768 for advisory services, and Prior Conservative Growth LifeStage Fund paid $15,959 for advisory services.

         For the fiscal year ended  October 31, 2000,  Prior  Aggressive  Growth
LifeStage Fund paid $17,053 for advisory services, Prior Moderate Growth LifeStage Fund paid $16,346 for advisory services, and Prior Conservative Growth LifeStage Fund paid $15,126 for advisory services.

         For the fiscal year ended October 31, 2000, fee waivers and expense reimbursement applicable to the Prior Aggressive Growth LifeStage Fund were $15,187. For the fiscal year ended October 31, 2000, fee waivers and expense reimbursements applicable to the Prior Moderate Growth LifeStage Growth Fund were $12,863. For the fiscal year ended October 31, 2000, fee waivers and expense reimbursements applicable to the Prior Conservative Growth LifeStage Fund were $12,047. These fee waivers and expense reimbursements were paid by the Funds' advisers and not by SunAmerica.


         The Management Agreement continues in effect with respect to the Funds, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the outstanding voting securities of each Fund. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to the Fund at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to the Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Funds, or their respective shareholders, for any act or omission by it or for any losses sustained by any Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         ANNUAL BOARD APPROVAL OF THE MANAGEMENT AGREEMENT. The Board of Directors of the Fund, including the Disinterested Directors, approved the continuation of the Fund's Management Agreement with SunAmerica with respect to each Fund for an additional one-year period. In approving the continuation of the Fund's Management Agreement, the Board, including the Disinterested Directors, considered (i) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by SunAmerica or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by SunAmerica and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds, (v) economies of scale, (vi) the terms of the agreement, (vii) the overall organization of SunAmerica, as well as SunAmerica's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by SunAmerica in connection with soft dollar commissions.

         In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

         In making their determination regarding the nature and quality of SunAmerica's services, the Directors considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Funds, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Directors. In reviewing performance, the Directors particularly reviewed the relative rankings of each Fund and SunAmerica, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Directors considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Directors reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the SunAmerica. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Directors considered SunAmerica's relationships with its affiliates and the resources available to them.

          Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the existing Advisory fee structure is fair, reasonable, and that the existing Management Agreement should be continued.

         PERSONAL SECURITIES TRADING. The Corporation, SunAmerica and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v)
short-term  trading  profits,  (vi)  gifts,  and (vii)  services  as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Corporation or SunAmerica during the quarter.


         THE DISTRIBUTOR. The Corporation, on behalf of the Funds, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of the Funds and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).


         The Distribution Agreement with respect to the Funds will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Corporation and the Distributor each has the right to terminate the Distribution Agreement with respect to the Funds on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.


         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor, which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service

Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc., Pembroke Securities, Inc., American General Financial Advisors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation, certain affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


         The Corporation, on behalf of Class I shares of each applicable Fund, has entered into a Services Agreement (the "Class I Services Agreement") with SACS to provide additional shareholders services to Class I shareholders.
Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Corporation of 0.25% of the average daily net assets of the Fund's Class I shares.

         DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Fund Management
- Distributor" in the Prospectus for certain information with respect to the Distribution Plans. There is no Distribution Plan in effect for Class I shares.


         The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.


         Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of up to 0.10% of average daily net assets of each Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.


         The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution cost as described above.

         The following table sets forth the distribution and account maintenance and service fees the received from the Funds for the fiscal years ended October 31, 2002, 2001 and 2000.


              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES


------------------------------------------------------------------------------------------------------------------------------------
FUND                                    2002                                  2001                                 2000
------------------------------------------------------------------------------------------------------------------------------------
                           CLASS A      CLASS B    CLASS II    CLASS A      CLASS B      CLASS II    CLASS A     CLASS B   CLASS II*
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth          $3,351       $90,988     $2,130      $3,780      $101,162      $1,544      $1,213     $29,870      $175
LifeStage Fund*
---------------------------------------------------------------------------------------------------------------------------------
Moderate Growth
LifeStage Fund**           $3,810       $98,922     $6,585      $4,043      $99,009       $4,029       $479      $26,882      $107
---------------------------------------------------------------------------------------------------------------------------------
Conservative Growth        $3,447       $64,308     $6,362      $3,509      $77,394       $3,791       $454      $24,671      $ 79
LifeStage Fund***
------------------------------------------------------------------------------------------------------------------------------------

          * For the period November 1, 2001 through November 15, 2001, fiscal years ended October 31, 2001 and 2000, the information shown above was paid by the Prior Aggressive Growth LifeStage Fund to its distributor and not to SACS. Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on August 10, 2000. On November 16, 2001, upon consummation of the Aggressive Growth LifeStage Fund Reorganization, Class C shares of the Prior Aggressive Growth LifeStage Fund were reorganized as Class II shares of the Fund.

          ** For the period November 1, 2001 through November 15, 2001, fiscal years ended October 31, 2001 and 2000, the information shown above was paid by the Prior Moderate Growth LifeStage Fund to its distributor and not to SACS. Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Moderate Growth LifeStage Reorganization, Class C shares of the Prior Moderate Growth LifeStage Fund were reorganized as Class II shares of the Fund.

          *** For the period November 1, 2001 through November 15, 2001, fiscal years ended October 31, 2001 and 2000, the information shown above was paid by the Prior Conservative Growth LifeStage Fund. Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on July 20, 2000. On November 16, 2001, upon consummation of the Conservative Growth LifeStage Reorganization, Class C shares of the Prior Conservative Growth LifeStage Fund were reorganized as Class II shares of the Fund.


         Continuance of the Distribution Plans with respect to the Funds is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of that Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


         THE ADMINISTRATOR. The Corporation has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of a Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs, which include all direct transfer agency fees and out-of-pocket expenses, in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.


         The Service Agreement will remain in effect for two years from the date of approval with respect to the Funds and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.



                         FUND TRANSACTIONS AND BROKERAGE

         Advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The primary consideration of an adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.


         For the fiscal years ended October 31, 2002, 2001 and 2000 the Funds paid no brokerage commissions.


         For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.

          ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


         Upon making an investment in shares of the Funds, an open account will be established under which shares of the Funds and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 6010.


         Shareholders who have met the Funds' minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class I shares are not subject to any sales charges. Class C shares, which were re-designated as Class II shares on November 16, 2001, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of shares of the Funds.


         The following table sets forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, as received in each case by the distributors of the Prior Aggressive Growth LifeStage Fund, Prior Moderate Growth LifeStage Fund and Prior Conservative Growth LifeStage Fund for the periods prior to November 16, 2001 and received by the Distributor of the Funds for the subsequent period.

                                      2002

----------------------------------------------------------------------------------------------------------------------
                              FRONT-END        AMOUNT            AMOUNT
                                SALES         REALLOWED         REALLOWED         CONTINGENT          CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES         DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
SunAmerica                      $19,043         $15,518             $1,046          $26,359                 $118
Aggressive Growth
LifeStage Fund
----------------------------------------------------------------------------------------------------------------------
SunAmerica                      $34,351         $27,861             $1,405          $31,993                 $381
Moderate Growth
LifeStage Fund

----------------------------------------------------------------------------------------------------------------------
SunAmerica                      $26,610         $21,581             $2,173          $28,612                 $144
Conservative Growth
LifeStage Fund
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
FUND                                                 FRONT-END           AMOUNT REALLOWED        AMOUNT REALLOWED
                                                       SALES               TO AFFILIATED         TO NON-AFFILIATED
                                                    CONCESSIONS-           BROKER-DEALERS          BROKER-DEALERS
                                                  CLASS II SHARES*        CLASS II SHARES*        CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth LifeStage Fund             $1,646                 $1,100                   $546
----------------------------------------------------------------------------------------------------------------------
SunAmerica Moderate Growth LifeStage Fund               $2,956                 $1,784                 $1,172
----------------------------------------------------------------------------------------------------------------------
SunAmerica Conservative Growth LifeStage Fund           $5,492                 $2,179                 $3,313
----------------------------------------------------------------------------------------------------------------------



                                      2001


----------------------------------------------------------------------------------------------------------------------
                              FRONT-END        AMOUNT            AMOUNT
                                SALES         REALLOWED         REALLOWED         CONTINGENT          CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES         DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
Prior                           $46,787              --                 --          $ 5,335                   $ 57
Aggressive Growth
LifeStage Fund
----------------------------------------------------------------------------------------------------------------------
Prior                           $61,742              --                 --          $14,583                     --
Moderate Growth
LifeStage Fund
----------------------------------------------------------------------------------------------------------------------
Prior                           $43,052              --                 --          $ 9,813                   $370
Conservative Growth
LifeStage Fund
----------------------------------------------------------------------------------------------------------------------

          * On November 16, 2001, upon consummation of the Reorganization, Class C shares were reorganized as Class II shares of the Fund.




                                      2000


----------------------------------------------------------------------------------------------------------------------
                              FRONT-END        AMOUNT            AMOUNT
                                SALES         REALLOWED         REALLOWED         CONTINGENT          CONTINGENT
                            CONCESSIONS-    TO AFFILIATED   TO NON-AFFILIATED   DEFERRED SALES         DEFERRED
                               CLASS A     BROKER-DEALERS    BROKER-DEALERS         CHARGE-          SALES CHARGE-
FUND                           SHARES      CLASS A SHARES    CLASS A SHARES     CLASS B SHARES     CLASS II SHARES*
----------------------------------------------------------------------------------------------------------------------
SunAmerica                     $ 76,013         $51,561            $20,443          $11,176                   --
Aggressive Growth
LifeStage Fund*
----------------------------------------------------------------------------------------------------------------------
SunAmerica                      $44,135         $28,987            $12,961           $4,690                   --
Moderate Growth
LifeStage Fund**
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SunAmerica                      $56,572         $30,647            $21,670           $3,437                   --
Conservative Growth
LifeStage Fund***
----------------------------------------------------------------------------------------------------------------------

          *    Class C shares commenced offering on August 10, 2000.

          **   Class C shares commenced offering on July 12, 2000.

          ***  Class C shares commenced offering on July 20, 2000.



CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES.



Class B shares of the Fund issued to shareholders from inception until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholders will receive credit for the period from on or after inception until December 31, 2001 during which the shares were held. The following table sets forth the rates of CDSC applicable to these shares:


          YEARS AFTER PURCHASE                   CDSC ON SHARES BEING SOLD
          1st year                               5.00%
          2nd year                               4.00%
          3rd year and 4th year                  3.00%
          5th year                               2.00%
          6th year                               1.00%
          7th year and thereafter                None

Class B shares convert to Class A shares approximately 8 years after purchase.

Any Class B shares purchased on/after Janurary 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B


          YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
          Up to 2 years                              5.00%
          2 years or more but less than 3 years      4.00%
          3 years or more but less than 4 years      3.00%
          4 years or more but less than 5 years      2.00%
          5 years or more but less than 6 years      1.00%
          6 or more years                            None

                                    CLASS II

                    (CALLED CLASS C OF NORTH AMERICAN FUNDS)


         YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
         Up to 1 year                               1.00%
         1 year or more                             None


         WAIVER OF CDSCS. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

         DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

         DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

         SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

         PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through dealers who have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Funds will not be responsible for delays caused by dealers.


         PURCHASE BY CHECK. Checks should be made payable to the specific fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219186, Kansas City, Missouri 64121. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Funds at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Corporation will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Corporation in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Corporation does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Corporation should not be considered verification thereof. Neither the Corporation nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

         PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Corporation's close of business, the purchase of shares of a Corporation will be effected on that day. If the order is received after the Corporation's close of business, the order will be effected on the next business day.

         PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:


You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324- 6496.

Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, extension 6010 to obtain your new account number.

Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [Name of Fund], Class [_] (include shareholder name and account number).


         WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under
Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in a Fund, one or more of the other funds of the Corporation (or in combination with the shares of other SAMF) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Funds. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

         REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of each of the Funds may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Corporation.

         COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of shares of the Funds into a single transaction:


          5. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

          6. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

          7. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

          8. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

          9. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

          10.    group purchases as described below.


         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.


         RIGHTS OF ACCUMULATION. A purchaser of shares of the Funds may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of a Fund or Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in a Fund or Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Funds, other funds of the Corporation or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Corporation to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Fund purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

         REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of a Fund under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Funds' shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Corporation reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Fund shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Corporation may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Funds' securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Funds next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Funds' close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share.


         Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 6010.


         If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, a Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of that Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, the Funds reserve the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Funds would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of that Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Corporation is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Shares of the Underlying Funds are valued at the closing net asset value per share of the respective Underlying Fund on the day of valuation, generally as of the close of regular trading on the NYSE for the day. To the extent the Funds might hold other securities, they are valued as follows: investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.


         Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Corporation if acquired within 60 days of maturity or, if already held by the Corporation on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available and securities for which a development/event occurs that may significantly impact the value of such security are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.


         A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         The Funds may advertise performance data that reflects various measures of total return and the Funds may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         The Funds' performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B, and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)N = ERV

                  P = a  hypothetical  initial  purchase  payment  of $1,000
                  T = average annual total return
                  N = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

               (a)    The maximum sales load (i.e., either the  front-end  sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

               (b)    All  dividends  and  distributions are  reinvested  at net asset value; and

               (c)    Complete  redemption  occurs  at the end of the 1-, 5-, or
                    10-year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


         The Funds' average annual total return for the 1-year period ended October 31, 2002 and since inception are as follows:




                  SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND**


 -------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
 -------------------------------------------------------------------------------
 Class A                                             -4.82%             -21.49%
 -------------------------------------------------------------------------------
 Class B                                             -4.32%             -20.61%
 -------------------------------------------------------------------------------
 Class II                                           -20.42%             -18.83%
 -------------------------------------------------------------------------------
 Class I                                             -3.33%             -16.52%
 -------------------------------------------------------------------------------


* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, August 10, 2000.


** Perfomance shown is that of the Prior Aggressive Growth LifeStage Fund for periods prior to November 16, 2001. For periods prior to July 7, 2000, performance shown is that of the Aggressive Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Aggressive Growth LifeStage Fund on July 7, 2000.

                   SUNAMERICA MODERATE GROWTH LIFESTAGE FUND**

-------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
 -------------------------------------------------------------------------------
 Class A                                            -2.30%               -17.77%
 -------------------------------------------------------------------------------
 Class B                                            -1.76%               -16.83%
 -------------------------------------------------------------------------------
 Class II                                           -14.00%              -15.09%
 -------------------------------------------------------------------------------
 Class I                                             -0.79%              -12.66%
 -------------------------------------------------------------------------------

* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 12, 2000.

** Performance shown is that of the Prior Moderate Growth LifeStage Fund for periods prior to November 16, 2001. For periods prior to July 7, 2000, performance shown is that of the Moderate Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Moderate Growth LifeStage Fund on July 7, 2000.



                 SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND**


--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
 Class A                                            -0.03%               -13.44%
--------------------------------------------------------------------------------
 Class B                                            0.47%                -12.40%
--------------------------------------------------------------------------------
 Class II                                           -8.18%               -10.54%
--------------------------------------------------------------------------------
 Class I                                            1.50%                -8.05%
--------------------------------------------------------------------------------

* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 20, 2000.

** Performance shown is that of the Prior Conservative Growth LifeStage Fund for periods prior to November 16, 2001. For periods prior to July 7, 2000, performance shown is that of the Conservative Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Conservative Growth LifeStage Fund on July 7, 2000.

         Average annual total return (after taxes on distributions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                P(1 + T)n = ATVD

          P      =   a hypothetical initial purchase payment of $1,000.
          T      =   average annual total return (after taxes on distributions).
          n      =   number of years.
          ATVD   =   ending value of a hypothetical $1,000 payment made
                      at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                  The above formula assumes that:

                  a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

                  b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

                  c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

                  d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


The Funds' average annual total return (after taxes on distributions) for the 1 year period ended October 31, 2002 and since inception is presented below.


                  SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -6.91%             -21.76%
--------------------------------------------------------------------------------
Class B                                              -6.34%             -20.65%
--------------------------------------------------------------------------------
Class II                                            -22.13%             -18.87%
--------------------------------------------------------------------------------
Class I                                              -5.45%             -16.84%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, August 10, 2000.

** Perfomance shown for periods prior to November 16, 2001 is that of the Prior Aggressive Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the Aggressive Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Aggressive Growth LifeStage Fund on July 7, 2000.

                   SUNAMERICA MODERATE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -4.10%             -18.17%
--------------------------------------------------------------------------------
Class B                                              -3.50%             -17.02%
--------------------------------------------------------------------------------
Class II                                            -15.88%             -15.28%
--------------------------------------------------------------------------------
Class I                                              -2.63%             -13.13%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 12, 2000.
** Performance shown for periods prior to November 16, 2001 is that of the Prior Moderate Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the Moderate Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Moderate Growth LifeStage Fund on July 7, 2000.

                 SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -1.88%             -14.16%
--------------------------------------------------------------------------------
Class B                                              -1.28%             -12.88%
--------------------------------------------------------------------------------
Class II                                            -10.09%             -11.01%
--------------------------------------------------------------------------------
Class I                                              -0.38%              -8.86%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 20, 2000.
** Performance shown for periods prior to November 16, 2001 is that of the Prior Conservative Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the Conservative Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Conservative Growth LifeStage Fund on July 7, 2000.

         Average annual total return (after taxes on distributions and redemptions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                P(1 + T)n = ATVDR

         P         =       a hypothetical initial purchase payment of $1,000.
         T         =       average annual total return (after taxes on
                           distributions and redemption).
         n         =       number of years.
         ATVDR     =       ending value of a hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on fund.

                           The above formula assumes that:

                   a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

                   b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

                   c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

                   d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


         The Funds' average annual total return (after taxes on distributions and redemptions) for the 1 year period ended October 31, 2002 and since inception is presented below.

                  SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -4.05%             -13.16%
--------------------------------------------------------------------------------
Class B                                              -3.62%             -12.65%
--------------------------------------------------------------------------------
Class II                                            -15.78%             -11.55%
--------------------------------------------------------------------------------
Class I                                              -2.90%             -10.09%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, August 10, 2000.
** Perfomance shown for periods prior to November 16, 2001 is that of the Prior Aggressive Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the

     Aggressive Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Aggressive Growth LifeStage Fund on July 7, 2000.

                   SUNAMERICA MODERATE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -2.29%             -10.87%
--------------------------------------------------------------------------------
Class B                                              -1.83%             -10.31%
--------------------------------------------------------------------------------
Class II                                            -11.32%              -9.24%
--------------------------------------------------------------------------------
Class I                                              -1.11%              -7.72%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 12, 2000.
** Performance shown for periods prior to November 16, 2001 is that of the Prior Moderate Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the Moderate Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Moderate Growth LifeStage Fund on July 7, 2000.

                 SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND**

--------------------------------------------------------------------------------
                                              RETURN SINCE
                SHARE CLASS                    INCEPTION*              ONE YEAR
--------------------------------------------------------------------------------
Class A                                              -0.65%              -8.21%
--------------------------------------------------------------------------------
Class B                                              -0.19%              -7.58%
--------------------------------------------------------------------------------
Class II                                             -6.97%              -6.44%
--------------------------------------------------------------------------------
Class I                                              -0.57%              -4.90%
--------------------------------------------------------------------------------
* Date of inception: Class A, Class B and Class I, November 2, 1998; Class II, July 20, 2000.
** Performance shown for periods prior to November 16, 2001 is that of the Prior Conservative Growth LifeStage Fund. For periods prior to July 7, 2000, performance shown is that of the Conservative Growth LifeStyle Series of the American General Series Portfolio Company 2, which was reorganized as the Prior Conservative Growth LifeStage Fund on July 7, 2000.


         The Funds may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

                                   COMPARISONS

         The Funds may compare their respective total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating investment in the Funds. The following references may be used:

                   (a) AMEX  Biotech  Index  -- is  based  on 15  stocks  and is designed to provide a balanced measurement of core companies in the biotech industry.

                   (b) Dow Jones Composite Average or its component  averages --
                       an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                   (c) Standard & Poor's 500 Composite  Stock Price Index or its
                       component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

                   (d) Standard & Poor's 100 Stock Index -- an  unmanaged  index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

                   (e) The NYSE  composite  or  component  indices --  unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                   (f) Wilshire  5000 Equity Index or its  component  indices --
                       represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

                   (g) Lipper:  Mutual Fund Performance  Analysis,  Fixed Income
                       Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                   (h) CDA  Mutual  Fund  Report,  published  by CDA  Investment
                       Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                   (i) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

                   (j) Financial  publications:  Wall Street  Journal,  Business
                       Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                   (k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                   (l) Stocks,   Bonds,  Bills,  and  Inflation,   published  by
                       Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                   (m) Savings and Loan  Historical  Interest Rates as published in the U.S. Savings & Loan League Fact Book.

                   (n) Shearson-Lehman      Municipal     Bond     Index     and
                       Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

                   (o) Salomon  GNMA Index  published by Salomon  Brothers  Inc.
                       --Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

                   (p) Salomon Mortgage  Pass-Through Index published by Salomon
                       Brothers Inc.--Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

                   (q) Value Line Geometric Index-- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

                   (r) Morgan  Stanley  Capital  International  EAFE Index -- an
                       arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

                   (s) Goldman  Sachs 100  Convertible  Bond Index --  currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

                   (t) Salomon  Brothers  High  Grade  Corporate  Bond  Index --
                       consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

                   (u) Salomon  Brothers Broad Investment Grade Bond Index -- is
                       a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

                   (v) Salomon  Brothers  World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                       Australian Dollars           Netherlands Guilders
                       Canadian Dollars             Swiss Francs
                       European Currency Units      UK Pound Sterling
                       French Francs                U.S. Dollars
                       Japanese Yen                 German Deutsche Marks

                   (w) J.P.  Morgan  Global  Government  Bond  Index  -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries:
                       Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

                   (x) Shearson  Lehman  Long-Term  Treasury  Bond  Index  -- is
                       comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

                   (y) NASDAQ  Industrial  Index -- is  comprised  of more  than
                       3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

                   (z) The  MSCI  Combined  Far East  Free ex  Japan  Index -- a
                       market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

                  (aa) First Boston High Yield Index -- generally  includes over
                       180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

                  (bb) Morgan Stanley  Capital  International  World Index -- An
                       arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

                  (cc) Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

                  (dd) Russell  Midcap  Growth Index -- contains  those  Russell
                       Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.


                  (ee) Russell  1000 Index -- measures  the  performance  of the
                       1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $11 billion; the median market capitalization was approximately $3.5 billion. The smallest company in the index had an approximate market capitalization of $1.3 billion.


                  (ff) Russell  Mid-Cap Index -- measures the performance of the
                       800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $821 million; the median market capitalization was approximately $519 million. The largest company in the index has an approximate market capitalization of $3.5 billion.

                  (gg) Russell 2000 Growth Index--  measures the  performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                  (hh) NASDAQ Composite Index-- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.

                  (ii) Russell 3000 Growth Index--  measures the  performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                  (jj) Lehman  Brothers   Aggregate  Bond  Index  --  represents
                       securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                  (kk) Lehman   Brothers   Intermediate   Government   Index  --
                       represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

                  (ll) Russell 1000 Value Index--  measures the  performance  of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                  (mm) Wilshire  Large Cap  Value  Index --  measures  large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS. The Funds intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.

The Funds intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Funds is to pay investment income dividends, if any, at least annually. The Funds intend to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional shares of the applicable Fund based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Fund at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

         TAXES. Each Fund is, and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Fund generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of a Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of a Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities or the securities of other regulated investment companies).

         As a regulated investment company, a Fund will not be subject to U.S. Federal income tax on income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Fund distributes to shareholders at least 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year the sum (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Fund in October, November or

December of such year, payable to shareholders of record on a date in such month but actually paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of that Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of that Fund will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Fund and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent taxable of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a taxable year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by such Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions or over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Funds are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of the Funds' transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (E.G., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         The Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.


         The Funds may be required to backup withhold U.S. Federal income tax at the rate of 30% in the year 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

         Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS


         Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850, extension 6074. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.


         PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

         TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

         TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

         SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

         ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

         EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

         INDIVIDUAL(K)

         The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


         529 PLAN

         The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

         Ownership of the Corporation is represented by shares of common stock. The total number of shares that the Corporation has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

         Currently, shares of the Funds have been authorized pursuant to the Corporation's Articles of Incorporation ("Articles") and are each divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Corporation that would operate independently from the Corporation's present funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares represents the interests of the shareholders of that series in a particular series of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All classes of shares will vote with respect to certain matters, such as election of Directors. When all funds are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a fund's policies, only shareholders of the fund affected by the matter may be entitled to vote.

         The classes of shares of the Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees and are offered exclusively to participants in certain employee retirement plans, through certain "wrap accounts"; through certain trust institutions and bank trust departments; and to certain charitable organizations, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Corporation or other SAMFs that offer that class except that Class II shares will be exchangeable into Class C shares of the other SAMFs that do not offer Class II. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Corporation shall be personally liable to the Corporation or to stockholders for money damages. The Articles provide that the Corporation shall indemnify (i) the Directors and officers, whether serving the Corporation or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-laws and be permitted by law. The duration of the Corporation shall be perpetual.

                             ADDITIONAL INFORMATION

         COMPUTATION OF OFFERING PRICE PER SHARE.


         The following is the offering price calculation for each Class of shares of each Fund. The calculations are based on the value of the net assets and number of shares outstanding as of October 31, 2002.

                          SUNAMERICA AGGRESSIVE GROWTH
                                 LIFESTAGE FUND


                                                                 CLASS A         CLASS B        CLASS II     CLASS I
                                                                 -------         -------        --------     -------
Net Assets ...............................................      $2,871,515      $9,992,377      $286,462    $5,909,916
Shares of Beneficial Interest issued and
    outstanding ..........................................         444,319       1,548,830        43,974       912,411
Net Asset Value and Redemption Price Per Share ...........      $     6.46      $     6.45      $   6.51    $     6.48
Sales charge for Class A Shares:
5.75% of offering price (6.10% of net
    asset value per share)* ..............................      $     0.39            --            --            --
Sales charge for Class II Shares
1.00% of offering price (1.01% of net
    asset value per share)* ..............................            --              --        $   0.07          --
Offering Price to Public .................................      $     6.85      $     6.45      $   6.58    $     6.48
------------------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.




                           SUNAMERICA MODERATE GROWTH
                                 LIFESTAGE FUND

                                                                 CLASS A          CLASS B        CLASS II     CLASS I
                                                                 -------          -------        --------      -------
Net Assets ...............................................      $3,696,914      $12,036,184      $969,538    $10,931,690
Shares of Beneficial Interest issued and
    outstanding ..........................................         483,346        1,575,480       126,733      1,429,256
Net Asset Value and Redemption Price Per Share ...........      $     7.65      $      7.64      $   7.65    $      7.65
Sales charge for Class A Shares:
5.75% of offering price (6.10% of net
    asset value per share)* ..............................      $     0.47               --            --             --
Sales charge for Class II Shares
1.00% of offering price (1.01% of net
    asset value per share)* ..............................              --               --      $   0.08             --
Offering Price to Public .................................      $     8.12      $      7.64      $   7.73    $      7.65

--------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

                         SUNAMERICA CONSERVATIVE GROWTH
                                 LIFESTAGE FUND

                                                                  CLASS A        CLASS B         CLASS II      CLASS I
                                                                  -------        -------         --------      -------
Net Assets ...............................................      $3,698,550      $7,416,965      $1,222,566    $5,940,985
Shares of Beneficial Interest issued and
    outstanding ..........................................         438,709         879,176         144,498       703,713
Net Asset Value and Redemption Price Per Share ...........      $     8.43      $     8.44      $     8.46    $     8.44
Sales charge for Class A Shares:
5.75% of offering price (6.10% of net
    asset value per share)* ..............................      $     0.51              --              --            --
Sales charge for Class II Shares
1.00% of offering price (1.01% of net
    asset value per share)* ..............................              --              --      $     0.09            --
Offering Price to Public .................................      $     8.94      $     8.44      $     8.55    $     8.44

---------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


         REPORTS TO SHAREHOLDERS. The Corporation sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Corporation to confirm transactions in the account.

         CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

         INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.

                              FINANCIAL STATEMENTS


         The audited financial statements of the Funds are incorporated by reference to the 2003 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Funds at SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

          AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

          A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

          BAA Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

               -- Leading market positions in well established industries -- High rates of return on funds employed

               --   Conservative   capitalization   structures   with   moderate
                    reliance on debt and ample asset protection

               -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

               -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


                                   Appendix-2

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


                                   Appendix-3

               AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

               AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

               A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

               BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

               B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

               CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

               CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.


                                   Appendix-4

               C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

               CI The rating CI is reserved for income bonds on which no interest is being paid.

               D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

               L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                    Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

               * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

               NO Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-5

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

               A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

               A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

               A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

               A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

               B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

               C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

               D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                   Appendix-6

                                     PART C

                                OTHER INFORMATION

Item 23: Exhibits.

      (a)   (1)   Articles of Incorporation of Registrant. Incorporated by
                  reference to Exhibit (a) to the Registrant's initial
                  Registration Statement on Form N-1A, filed on December 22,
                  1998.

            (2)   Articles Supplementary dated June 7, 2000.(3)

            (3)   Articles Supplementary dated September 27, 2001.(5)

      (b)   By-Laws of Registrant.*

      (c) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits (a) and (b) above.


      (d)   (1)   Investment Advisory and Management Agreement between the
                  Registrant and AIG SunAmerica Asset Management Corp.
                  ("SunAmerica"). Incorporated by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment
                  #9 to Registration Statement on Form N-1A (File No.
                  333-69517), filed on November 16, 2001.


            (2)   Form of Subadvisory Agreement between SunAmerica and
                  J.P. Morgan Investment Management, Inc. ("J.P. Morgan")(1)

            (3) Form of Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Incorporated by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #9 to Registration Statement on Form N-1A (File No. 333-69517), filed on November 16, 2001.

            (4) Form of Subadvisory Agreement between SunAmerica and American International Group Global Investment Corp. ("AIGGIC"). Incorporated by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #10 to Registration Statement on Form N-1A (File No. 333-69517), filed on January 30, 2002.

      (e)   (1)   Distribution Agreement between the Registrant and SunAmerica
                  Capital Services, Inc.(1)

            (2) Form of Selling Agreement. Incorporated by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #10 to Registration Statement on Form N-1A (File No. 333-69517), filed on January 30, 2002.

      (f)   Disinterested Directors Retirement Plan(1)

      (g) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)

      (h)   (1)   Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.(1)

            (2) Service Agreement between the Registrant and SunAmerica Fund Services, Inc.(1)

            (3)   Form of Administrative and Shareholder Services Agreement.(6)

      (i)         Opinion of counsel. Filed herewith.

      (j)   (1)   Consent of Independent Accountants. Incorporated by reference to identically numbered Exhibit of the Registrant's
                  Post-Effective Amendment #10 to Registration Statement on Form
                  N-1A (File No. 333-69517), filed on January 30, 2002.

            (2)   Consent of Independent Accountants. Filed herewith.

      (k)   Not Applicable.

      (l)   Not Applicable.

      (m)   (1)   Distribution Plan pursuant to Rule 12b-1
                  (Class A Shares).(2)

            (2)   Distribution Plan pursuant to Rule 12b-1
                  (Class B Shares).(2)

            (3)   Distribution Plan pursuant to Rule 12b-1
                  (Class II Shares).(2)

      (n)   Not applicable.

      (o)   (1)   Rule 18f-3 Plan. Incorporated by reference
                  to identically numbered Exhibit of the Registrant's
                  Post-Effective Amendment #10 to Registration Statement on Form
                  N-1A (File No. 333-69517), filed on January 30, 2002.

            (2)   Power of Attorney.(6)

      (p)   (1)   Code of Ethics of SunAmerica. Incorporated herein by reference to identically numbered Exhibit of Post-Effective Amendment
                  No. 29 to SunAmerica Money Market Inc.'s Registration
                  Statement on Form N-1A (File 2-85370) filed on April 29, 2002

            (2)   Code of Ethics of J.P. Morgan.(3)

            (3) Code of Ethics of T. Rowe Price. Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #9 to Registration Statement on Form N-1A (File No. 333-69517), filed on November 16, 2001.

            (4) Code of Ethics of AIGGIC. Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #9 to Registration Statement on Form N-1A (File No. 333-69517), filed on November 16, 2001.

------------
(1) Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #1 to Registration Statement on Form N-1A (File No. 333-69517), filed on February 26, 1999.

(2) Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #4 to Registration Statement on Form N-1A (File No. 333-69517), filed on June 14, 2000.

(3) Incorporated herein by reference to identically numbered Exhibit of the Registrant's Post-Effective Amendment #5 to Registration Statement on Form N-1A (File No. 333-69517), filed on February 28, 2001.

(4) Incorporated by reference to Exhibit (p) of the Registrant's Post-Effective Amendment #3 to Registration Statement on Form N-1A (File No. 333-69517), filed on March 31, 2000.

(5) Incorporated by reference to identically numbered exhibit of the Registrant's Pre-Effective Amendment #1 to Registration Statement on Form N-14 (File No. 333-67842), filed on October 3, 2001.

(6) Incorporated by reference to identically numbered exhibit of SunAmerica Style Select Series, Inc.'s Post-Effective Amendment #31 to Registration Statement on Form N-1A (File No. 333-11283), filed on November 2, 2001.

Item 24.  Persons Controlled by or Under Common Control with Registrant

      There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification

      Article VII of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VII

                                 INDEMNIFICATION


      SECTION 7.01. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

      SECTION 7.02. PROCEDURE FOR INDEMNIFICATION. Any indemnification under
Section 7.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act nor parties to the proceeding ("Disinterested, Non-party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this
Section 7.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

      SECTION 7.03. ADVANCE PAYMENT OF EXPENSES. Reasonable expenses (including attorney's fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested, Non-party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      SECTION 7.04. EXCLUSIVITY, ETC. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. All rights to indemnification and advance of expenses under the charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

      SECTION 7.05. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; PROVIDED, HOWEVER, that the

Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

      SECTION 7.06. SEVERABILITY; DEFINITIONS. The invalidity or unenforceability of any provision of this Article VII shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article VII means this Article VII in its entirety.

                           * * * * * * * * * * * * * *

Section 8 of the Articles of Incorporation provide as follows:

      (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the Investment Company Act), including the advance of expenses under the procedures and to the full extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contract implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

      (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the Investment Company Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser, the Investment Adviser shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which the Investment Advisory Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Corporation shall indemnify the Investment Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser's conduct under the Investment Advisory Agreement.

Item 26.  Business and other Connections of Investment Adviser

      Information concerning the business and other connections of SAAMCo is incorporated herein by reference to SAAMCo's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission. Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Manager, Adviser, Personal Trading, Distributor and Administrator" and "Directors and Officers" constituting Part B of the Registration Statement.

      T. Rowe Price is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-856), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other required information.

      J.P. Morgan is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-21011), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other required information.

      AIGGIC is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-18759), which is currently on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers, and other related information.


Item 27.  Principal Underwriters

      (a) The principal underwriter of the Registrant also acts as principal underwriter for:

            SunAmerica Senior Floating Rate Fund, Inc.

            SunAmerica Equity Funds

            SunAmerica Income Funds

            SunAmerica Money Market Funds, Inc.

            SunAmerica Style Select Series, Inc.

      (b) The following persons are the officers and directors of AIG SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

   Name and Principal
    Business Address         Position With Underwriter  Position With Registrant
    ----------------         -------------------------  ------------------------
Peter A. Harbeck             Director                   Director
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

J. Steven Neamtz             Chief Executive Officer    Vice President
Harborside Financial Center  and Director
3200 Plaza 5
Jersey City, NJ 07311

Robert M. Zakem              Executive Vice President,  President
Harborside Financial Center  General Counsel and
3200 Plaza 5                 Director
Jersey City, NJ 07311

      (c)   Inapplicable.

Item 28.  Location of Accounts and Records

      State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, serve as custodian and as Transfer Agent for the Funds and in those capacities maintain certain financial and accounting books and records pursuant to agreements with the Corporation.

      SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder. J.P. Morgan is located at 60 Wall Street, New York, New York 10260. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder. AIGGIC is located at 70 Pine Street, New York, New York 10270. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder. T. Rowe Price is located at 100 E. Pratt St, Baltimore, Maryland 21202. It maintains the books, accounts & records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


Item 29.  Management Services


      Not applicable.

Item 30.  Undertakings


      Not applicable.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused the Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 26th day of February, 2003.

                               SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                                           (Registrant)

                                By:          *
                                    -----------------------
                                    Robert M. Zakem
                                    President


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.


    Signatures                           Title                                    Date
    ----------                           -----                                    ----
         *                     Director                                      February 26, 2003
-----------------------
Peter A. Harbeck

         *                     President (Principal Executive Officer)       February 26, 2003
-----------------------
Robert M. Zakem

         *                     Treasurer (Principal Financial                February 26, 2003
-----------------------        and Accounting Officer)
Donna M. Handel


         *                     Director                                      February 26, 2003
-----------------------
S. James Coppersmith


         *                     Director                                      February 26, 2003
-----------------------
Samuel M. Eisenstat


         *                     Director                                      February 26, 2003
-----------------------
Stephen J. Gutman


         *                     Director                                      February 26, 2003
-----------------------
Sebastiano Sterpa


         *                     Director                                      February 26, 2003
-----------------------
Dr. Judith L. Craven


         *                     Director                                      February 26, 2003
-----------------------
William F. Devin





*By: /s/ Robert M. Zakem                                    February 26, 2003
    --------------------
     Robert M. Zakem
     Attorney-in-Fact

                                 EXHIBIT INDEX



(i)           Opinion of Counsel.

(j) (2)       Consent of Independent Accountants.